UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06637

The UBS Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Bruce G. Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 260

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 312-525-7100

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

The UBS Funds

Annual Report | June 30, 2020

President's letter

August 14, 2020

Dear Shareholder,

I'm writing to you after a frankly unprecedented first and second quarter of 2020, both in the world and the markets, that remind me of the title of the Dickens' classic, A Tale of Two Cities.

The onset of a global pandemic, commodity price collapse, and broader illiquidity in fixed income and particularly credit markets created a perfect storm for markets and for real economic activity, as major economies essentially shut down for unknown durations in an effort to control the spread of COVID-19. Shortly after it was clear that the spread of the virus would be a global problem, risk assets cratered amid fears for economic growth, and we witnessed massive dislocations in pricing and liquidity across financial markets.

Economic growth did suffer globally in the form of what is likely one of the sharpest economic contractions in history. But after massive government and central bank support for markets and economies around the world, markets have largely recovered, and the global activity appears to be on the mend. Lingering uncertainty and the potential for ongoing volatility in markets and economic activity cloud the outlook. Nonetheless, we are generally optimistic about the future, as policymakers introduced measures to provide a bridge until a time when a vaccine for COVID-19 becomes broadly available and allows for a return to pre-pandemic behaviors and patterns of spending.

The nascent recovery looked V-shaped at first, but we knew that pace of improvement would prove unsustainable. A more gradual rebound is now underway. The differing character of economic expansions across the world will most likely be a function of the strength and persistence of the various evolving policy responses, but ultimately captive to progress on public health outcomes, most importantly accelerating the development and deployment of a vaccine.

A lengthy list of fiscal and monetary support measures catalyzed the bounce back in markets. The Federal Reserve swiftly cut rates to zero, and expanded quantitative easing on an unlimited basis to remedy market dislocations. In coordination with the Treasury, the central bank brought back some of the 2008-2009 'alphabet soup' of programs, supporting key asset classes and, importantly, introduced new facilities to prevent corporate liquidity pressures from leading to undue insolvencies. The Fed also enhanced access to dollar swap lines to mitigate funding pressures, fulfilling its perceived role as the world's central bank. The US Congress, for its part, acted quite swiftly relative to history in passing the CARES Act, a USD 2.2 trillion (~10% of gross domestic product ("GDP")) bill that provided crucial income support for businesses to retain employees as well as substantial benefits to many workers who lost their jobs.

Policymakers around the world also delivered robust policies to defend against the COVID-19 shock. China has stepped up infrastructure investment and introduced tax cuts. In Europe, the European Central Bank (ECB) significantly expanded quantitative easing and introduced negative funding rates, and a collectivist approach to fiscal policy is helping to spur the convergence of Italian yields downwards towards their German counterparts. And, Germany, long reluctant to engage in fiscal stimulus, amended constitutional rules that prevented deficit spending. Countries such as Germany, France, and the UK have stepped in to guarantee business survival and employee wages. In the months after the market meltdown, the net global fiscal stimulus as a percent of GDP already surpassed that of 2008-2009.

Looking back to the sell-off in the first quarter, global stocks, as measured by the MSCI All Country World Index (net), had their worst performance over a calendar quarter since the depth of the financial crisis, returning -21.7%. Most major markets reacted in a broadly uniform manner, with regions such as the US (-19.6%, S&P 500 Index), Europe (-24.3%, MSCI Europe Index (net)) and Emerging Markets (-23.6%, MSCI Emerging Market Index (net)) all

President's letter

losing roughly a fifth of their value during this period. Despite being the first country to be afflicted by the virus, Chinese stocks (-11.5%, CSI 300 Index (net)) ended up as relative outperformers.

Globally, on average, fixed income markets posted negative returns over the first quarter but generally held up better than equities (-0.3%, Bloomberg Barclays Global Aggregate Index). Within bond markets, assets perceived as safe havens were heavily in demand. US government bonds (+8.2%, Bloomberg Barclays US Treasury Index) led the way as yields hit new record lows. In contrast, riskier segments of the fixed income universe like high yield bonds (-12.0%, Markit iBoxx Liquid High Yield Index) and emerging market debt (-14.9%, JPM GBI-EM Global Core Index) lagged given the search for quality and safety. Oil prices also sold off significantly (-66.8%, S&P GSCI Crude Index).

That reversed quite abruptly in the second quarter with many markets making up all or most of the losses. All told, global stocks, as measured by the MSCI All Country World Index (net), returned +19.2%. Most notably, US stocks (+20.5%, S&P 500 Index) delivered the strongest performance over the quarter, followed by emerging market stocks (+18.1%, MSCI Emerging Markets Index (net)) and developed market ex-US equities (+15.3%, MSCI World ex-USA Index (net)).

Globally, fixed income markets in the second quarter posted positive returns (+3.3%, Bloomberg Barclays Global Aggregate Index) but lagged the gains seen in equities. Within fixed income, US dollar denominated emerging market debt (+12.9%, JPMorgan EMBI Global Core Index), US investment grade corporate credit (+9.0%, Bloomberg Barclays US Corporate Bond Index), and US high yield bonds (+7.7%, Markit iBoxx Liquid High Yield Index) delivered the strongest performance. The broad and unexpected nature of the volatility in the first half of the year is a reminder to not forget the importance of diversification. We believe that spreading risk exposures across a range of asset classes and investment styles remains paramount to delivering sustainable results and mitigating damage during adverse events.

With the potential for continued volatility ahead, the timeless challenge of building a genuinely diversified portfolio capable of delivering growth and downside protection takes on an added degree of difficulty given the low starting point for sovereign bond yields across advanced economies.

We believe that there are many diverse and compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the potential to deliver better investment outcomes for our clients.

As always, we thank you for being a part of the UBS family of funds.

Sincerely,

Igor Lasun
President
The UBS Funds
Executive Director
UBS Asset Management (Americas) Inc.

The markets in review

A global recession

After initially expanding, the global economy fell into a recession as the fallout from the COVID-19 pandemic triggered a severe contraction. Lockdowns were instituted around the world in an attempt to stem the spread of the virus—with varying degrees of success. In the US, the US Commerce Department reported that gross domestic product ("GDP") grew at a 2.4% seasonally adjusted annualized rate during the fourth quarter of 2019. GDP growth was then -5.0% during the first quarter of 2020. This marked the sharpest quarterly decline since the fourth quarter of 2008. The Commerce Department's initial estimate for second quarter annualized GDP growth—released after the reporting period ended—was -32.9%—the steepest decline on record.

The US Federal Reserve Board (the "Fed") took a number of unprecedented actions to support the economy and maintain the proper functioning of the financial markets. After lowering the federal funds rate three times in 2019, the Fed moved decisively in March 2020. On March 3, 2020, it lowered the federal funds rate to a range between 1.00% and 1.25% and, on March 15, this was reduced to a range between 0.00% and 0.25%. Later in the month, the Fed announced it would make unlimited purchases of Treasury and mortgage securities. The Fed also expanded its credit facilities to include the purchase of individual corporate bonds. Meanwhile, in March 2020, the US government passed a $2 trillion fiscal stimulus bill to aid the economy.

From a global perspective, in its June 2020 World Economic Outlook Update, the International Monetary Fund ("IMF") said, "The COVID-19 pandemic has had a more negative impact on activity in the first half of 2020 than anticipated, and the recovery is projected to be more gradual than previously forecast...As with the April 2020 WEO [World Economic Outlook] projections, there is a higher-than-usual degree of uncertainty around this forecast. The baseline projection rests on key assumptions about the fallout from the pandemic. In economies with declining infection rates, the slower recovery path in the updated forecast reflects persistent social distancing into the second half of 2020... For economies struggling to control infection rates, a lengthier lockdown will inflict an additional toll on activity." From a regional perspective, the IMF projects the US economy will contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, UK and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Global equities post mixed results

The global equity market generated mixed results during the reporting period. US stocks initially moved higher and reached an all-time high in mid-February 2020. Supporting the market was optimism over the completion of the first phase of the trade agreement between the US and China, and overall positive corporate results. However, over the next six weeks the impact from the pandemic triggered a rapid decline, as the US market experienced the fastest fall on record from an all-time high to a bear market. A similar dynamic also played out in stock markets overseas. In a surprise to many, global equities then sharply rallied over the second quarter of 2020. This turnaround occurred given the aggressive actions by global central banks, reopenings of some economies and hopes for a COVID-19 vaccine. For the 12-months ended June 30, 2020, the S&P 500 Index1 gained 7.51%. Returns were significantly weaker outside the US. International developed equities, as measured by the MSCI EAFE Index (net),2 returned -5.13% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 returned -3.39%.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The overall fixed income market rallies

The global fixed income market generated strong results during the reporting period, as it was aided by periods of elevated investor risk aversion. In the US, both short- and long-term Treasury yields moved significantly lower (bond yields and prices move in the opposite direction). For the 12-month reporting period as a whole, the yield on the US 10-year Treasury fell from 2.00% to 0.66%. Government bond yields outside the US also moved lower given the fallout from the pandemic. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 returned 8.74% during the 12-months ended June 30, 2020. Returns of riskier fixed income securities were less robust. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 returned -1.14%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 gained 1.52% during the reporting period.

4  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Dynamic Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2020, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned -1.45% (Class A shares returned -6.87% after the deduction of the maximum sales charge), while Class P shares returned -1.28%. For purposes of comparison, the ICE BofA US Treasury 1-5 Year Index returned 5.25% during the same time period, the MSCI World Index (net) returned 2.84%, and the FTSE One-Month US Treasury Bill Index returned 1.37%. (Class P shares have lower expenses than other share classes of the Fund.)

Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a negative return over the reporting period. Both market allocation decisions and active currency allocation decisions detracted from performance. On the upside, performance was positively impacted by strategic allocations to global equities and fixed income.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, detracted from performance during the reporting period.

Portfolio performance summary1

What worked:

•  Overall, the portfolio's strategic allocations to equities and bonds contributed to performance.

  – Our strategic allocation to global equities proved successful over the reporting period, as the asset class recovered from the COVID-19 induced selloff and delivered positive returns over the last 12 months.

  – Strategic exposure to fixed income, particularly to corporate debt, was also additive for returns.

•  Certain market allocation decisions contributed to results.

  – Within equities, performance was positively impacted by a few equity relative value trades, including a long Japanese versus French equities position. This benefited from the relative outperformance of Japanese equities over French equities, as Japan initially managed the COVID-19 outbreak more successfully than France. Elsewhere, a long FTSE 250 versus FTSE 100 position (closed in 2019) benefited from lowered probabilities of a "hard Brexit" in the second half of 2019 given that FTSE 250 stocks are more domestically focused. Finally, a preference for Chinese equities over broader emerging market equities (closed in 2019) was supported by the improvement in trade relations between the US and China at the end of 2019.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Dynamic Alpha Fund

  – Within fixed income, a long US investment grade credit directional trade (closed in June 2020) benefited performance. This was due to the explicit support for corporate bonds by the US Federal Reserve Board, lower interest rates, and spread tightening. Additionally, a long US two-year Treasury versus US 10-year Treasury trade initiated last year also contributed to performance over the period.

•  Certain active currency positions added to results during the period.

  – Most notably, short positions in the Canadian dollar, New Zealand dollar and Australian dollar versus the US dollar were beneficial, as the US dollar outperformed many currencies on the back of a general retracement in risk taking amid the COVID-19 pandemic. Over the second quarter of 2020, we saw a rebound in these cyclically sensitive currencies versus the US dollar, although the trades still ended the 12 month reporting period in positive territory. Lastly, it was also beneficial to have had a short position in the Thai baht versus the US dollar given the risk-off dynamic discussed above.

What didn't work:

•  Overall, market allocation decisions detracted from results.

  – Most notably within equities, performance was negatively impacted by a long MSCI EAFE versus S&P 500 relative value trade. This was closed towards the end of the reporting period as international stocks, which are more trade dependent and cyclical than their US counterparts, underperformed on a relative basis. Another detractor was a long position in European banks versus European stocks overall, as the banking sector lagged broader equity markets in Europe. However, banks tend to outperform during economic recoveries, which should help returns going forward. Performance was also weighed down by a long China H shares versus Taiwanese equities trade which we closed in 2019. Taiwanese equities outperformed over the period that the trade was in the portfolio, as the country's technology sector attracted capital in the wake of the US-China trade war.

•  Overall, active currency positions detracted from returns:

  – Most notably, long positions versus the US dollar in certain Latin American, European, and Asian currencies, such as the Brazilian real, Colombian peso, Mexican peso, Chilean peso, Norwegian krone, Euro, Swiss Franc, and Japanese yen weighed on performance, as the US dollar appreciated against them over the period as a whole. For the most part, the US dollar was benefited by global growth concerns amid the COVID-19 pandemic as it maintained its stance as a global safe haven.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2020. The views and opinions in the letter were current as of August 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 06/30/20 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.45)%	(1.67)%	1.80%
Class P2	(1.28)	(1.42)	2.06
After deducting maximum sales charge
Class A1	(6.87)%	(2.76)%	1.22%
ICE BofA US Treasury 1-5 Year Index[3]	5.25	2.31	1.84
MSCI World Index (net)[4]	2.84	6.90	9.95
FTSE One-Month US Treasury Bill Index[5]	1.37	1.09	0.57

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class A—2.05% and 1.38%; Class P—1.73% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2020, do not exceed 1.35% for Class A shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The ICE BofAML US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The FTSE One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $2,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Dynamic Alpha Fund Class A and Class P shares versus the ICE BofA US Treasury 1-5 Year Index, the MSCI World Index (net) and the FTSE One-Month US Treasury Bill Index over the 10 years ended June 30, 2020. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Dynamic Alpha Fund Class A vs. ICE BofA US Treasury 1-5 Year Index, MSCI World Index (net) and FTSE One-Month US Treasury Bill Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2010 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS Dynamic Alpha Fund Class P vs. ICE BofA US Treasury 1-5 Year Index, MSCI World Index (net) and FTSE One-Month US Treasury Bill Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2010 = $2,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Portfolio statistics—June 30, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
U.S. Treasury Bills, 0.173% due 10/15/20	23.0%
U.S. Treasury Notes, 2.000% due 02/15/22	3.7
U.S. Treasury Bills, 0.361% due 12/03/20	3.4
U.S. Treasury Notes, 0.250% due 05/31/25	3.2
Bundesobligation, 0.010% due 04/11/25	3.0
U.S. Treasury Notes, 1.875% due 07/31/22	3.0
New Zealand Government Bond, 3.000% due 09/20/30	1.9
Ireland Government Bond, 1.000% due 05/15/26	1.7
U.S. Treasury Notes, 0.375% due 04/30/25	1.6
Canadian Government Bond, 1.500% due 09/01/24	1.5
Total	46.0%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	55.9%
United Kingdom	4.9
France	4.1
Germany	3.7
Spain	2.3
Total	70.9%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Industry diversification—June 30, 2020 (unaudited)1,2

Corporate bonds	Percentage of net assets
Advertising	0.1%
Aerospace & defense	0.1
Agriculture	0.6
Airlines	0.2
Apparel	0.0	†
Auto manufacturers	1.6
Banks	9.6
Beverages	0.1
Biotechnology	0.2
Chemicals	1.8
Commercial services	0.1
Computers	0.2
Diversified financial services	0.1
Electric	3.0
Engineering & construction	0.5
Food	0.2
Gas	1.3
Healthcare-services	0.1
Insurance	2.5
Machinery-diversified	0.1
Media	0.9
Mining	0.3
Miscellaneous manufacturers	0.3
Oil & gas	1.2
Corporate bonds—(concluded)	Percentage of net assets
Pharmaceuticals	1.6
Pipelines	0.7
Real estate	0.3
Real estate investment trusts	0.8
Retail	0.0 †
Savings & loans	0.3
Semiconductors	0.2
Software	0.1
Telecommunications	0.5
Transportation	0.1
Water	1.1
Total corporate bonds	30.8%
Mortgage-backed securities	0.0%†
Non-U.S. government agency obligations	11.8
U.S. Treasury obligations	13.0
Short-term investments	4.4
Short-term U.S. Treasury obligations	26.4
Investment of cash collateral from securities loaned	0.9
Total investments	87.3%
Other assets in excess of liabilities	12.7
Net assets	100.0%

†  Amount represents less than 0.05%

1  Figures represent the breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2020

	Face amount[1]		Value
Corporate bonds: 30.8%
Australia: 1.2%
APT Pipelines Ltd. 4.200%, due 03/23/25[2]		$15,000	$16,445
Aurizon Network Pty Ltd., MTN 4.000%, due 06/21/24[2]	AUD	30,000	22,066
Ausgrid Finance Pty Ltd., MTN 3.750%, due 10/30/24[2]	AUD	30,000	22,230
Commonwealth Bank of Australia, EMTN (fixed, converts to FRN on 10/03/24), 1.936%, due 10/03/29[2]	EUR	100,000	115,680
Glencore Funding LLC 4.875%, due 03/12/29[3]		40,000	45,362
Origin Energy Finance Ltd. 5.450%, due 10/14/21[2]		45,000	47,160
Scentre Group Trust 1/Scentre Group Trust 2 2.375%, due 04/28/21[2]		45,000	45,212
Westpac Banking Corp. 2.000%, due 01/13/23		30,000	31,059
(fixed, converts to FRN on 09/21/27), 5.000%, due 09/21/27 [4]		80,000	79,050
			424,264
Belgium: 0.4%
Anheuser-Busch InBev Worldwide, Inc. 4.150%, due 01/23/25[5]		25,000	28,368
RESA SA 1.000%, due 07/22/26[2]	EUR	100,000	114,392
			142,760
Bermuda: 0.1%
XLIT Ltd. 5.250%, due 12/15/43		30,000	40,169
Canada: 0.6%
Canadian Natural Resources Ltd. 2.950%, due 01/15/23		35,000	36,192
3.850%, due 06/01/27		35,000	37,400
Cenovus Energy, Inc. 4.250%, due 04/15/27[5]		35,000	31,763
Royal Bank of Canada 1.650%, due 07/15/21	CAD	85,000	63,240
Suncor Energy, Inc. 3.100%, due 05/15/25		15,000	16,021
TELUS Corp. 3.750%, due 01/17/25	CAD	15,000	12,052
			196,668
China: 0.1%
Nexen, Inc. 6.400%, due 05/15/37		35,000	50,028
Czech Republic: 0.3%
NET4GAS sro, EMTN 2.500%, due 07/28/21[2]	EUR	100,000	114,401
	Face amount[1]		Value
Corporate bonds—(continued)
France: 3.3%
AXA SA, EMTN (fixed, converts to FRN on 05/28/29), 3.250%, due 05/28/49[2]	EUR	100,000	$122,839
BNP Paribas SA, EMTN 1.000%, due 04/17/24[2]	EUR	100,000	114,104
BPCE SA, EMTN 1.375%, due 03/23/26[2]	EUR	100,000	116,029
Credit Agricole SA, EMTN 1.375%, due 03/13/25[2]	EUR	100,000	116,299
Credit Logement SA
3 mo. Euribor + 1.150%, 0.784%, due 09/16/20[2,4,6]	EUR	100,000	91,004
Electricite de France SA (fixed, converts to FRN on 01/22/24), 5.625%, due 01/22/24[2,4]		100,000	103,375
SCOR SE (fixed, converts to FRN on 03/13/29), 5.250%, due 03/13/29[2,4]		200,000	193,000
TDF Infrastructure SASU 2.875%, due 10/19/22[2]	EUR	100,000	115,295
Terega SA 2.200%, due 08/05/25[2]	EUR	100,000	118,556
Unibail-Rodamco-Westfield SE (fixed, converts to FRN on 01/25/26), 2.875%, due 01/25/26[2,4]	EUR	100,000	98,868
			1,189,369
Germany: 0.7%
Volkswagen International Finance N.V. 4.125%, due 11/16/38[2]	EUR	100,000	137,376
Series NC6, (fixed, converts to FRN on 06/27/24), 3.375%, due 06/27/24 [2,4]	EUR	100,000	111,106
			248,482
Guernsey: 0.3%
Globalworth Real Estate Investments Ltd., EMTN 3.000%, due 03/29/25[2]	EUR	100,000	112,642
Hong Kong: 0.6%
CNAC HK Finbridge Co. Ltd. 4.625%, due 03/14/23[2]		200,000	212,270
Israel: 0.4%
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21		20,000	19,917
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[2]	EUR	100,000	98,271
Teva Pharmaceutical Finance Netherlands III BV 2.800%, due 07/21/23		40,000	37,988
			156,176

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Japan: 0.1%
Mitsubishi UFJ Financial Group, Inc. 2.665%, due 07/25/22		25,000	$25,986
Luxembourg: 0.3%
ADO Properties SA 1.500%, due 07/26/24[2]	EUR	100,000	106,373
Mexico: 1.4%
Mexico City Airport Trust 5.500%, due 07/31/47[2]		200,000	176,300
Orbia Advance Corp. SAB de CV 5.500%, due 01/15/48[3]		200,000	207,250
Petroleos Mexicanos, EMTN 3.750%, due 02/21/24[2]	EUR	100,000	103,221
			486,771
Netherlands: 0.7%
ING Groep N.V., EMTN 1.125%, due 02/14/25[2]	EUR	100,000	115,426
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.700%, due 05/01/25[3]		5,000	5,252
3.150%, due 05/01/27[3]		15,000	15,914
Volkswagen International Finance N.V. 1.125%, due 10/02/23[2]	EUR	100,000	112,283
			248,875
Poland: 0.3%
Tauron Polska Energia SA 2.375%, due 07/05/27[2]	EUR	100,000	112,448
Portugal: 0.3%
Galp Gas Natural Distribuicao SA, EMTN 1.375%, due 09/19/23[2]	EUR	100,000	114,058
Singapore: 0.6%
DBS Group Holdings Ltd., GMTN (fixed, converts to FRN on 09/07/21), 3.600%, due 09/07/21[2,4]		200,000	200,500
Spain: 1.7%
Banco Santander SA 3.250%, due 04/04/26[2]	EUR	100,000	121,142
Banco Santander SA, EMTN 4.000%, due 01/19/23[2]	AUD	200,000	143,065
Canal de Isabel II Gestion SA, EMTN 1.680%, due 02/26/25[2]	EUR	100,000	118,622
Iberdrola International BV, EMTN (fixed, converts to FRN on 03/26/24), 2.625%, due 03/26/24[2,4]	EUR	100,000	115,435
Redexis Gas Finance BV, EMTN 1.875%, due 04/27/27[2]	EUR	100,000	116,136
			614,400
	Face amount[1]		Value
Corporate bonds—(continued)
Switzerland: 0.4%
Argentum Netherlands BV for Swiss Life AG (fixed, converts to FRN on 06/16/25), 4.375%, due 06/16/25[2,4]	EUR	100,000	$123,739
United Kingdom: 4.9%
Anglian Water Services Financing PLC, EMTN 4.500%, due 02/22/26[2]	GBP	100,000	135,496
Barclays Bank PLC 9.500%, due 08/07/21[2]	GBP	40,000	53,299
Barclays PLC EMTN (fixed, converts to FRN on 10/06/22), 2.375%, due 10/06/23[2]	GBP	100,000	125,388
Barclays PLC, EMTN (fixed, converts to FRN on 11/11/20), 2.625%, due 11/11/25[2]	EUR	100,000	112,193
BAT Capital Corp. 3.557%, due 08/15/27		35,000	37,870
BAT International Finance PLC, EMTN 0.875%, due 10/13/23[2]	EUR	100,000	112,849
BUPA Finance PLC (fixed, converts to FRN on 09/16/20), 6.125%, due 09/16/20[4]	GBP	20,000	24,661
Lloyds Banking Group PLC, EMTN 2.250%, due 10/16/24[2]	GBP	100,000	127,712
Nationwide Building Society, EMTN (fixed, converts to FRN on 07/25/24), 2.000%, due 07/25/29[2]	EUR	100,000	112,233
Phoenix Group Holdings PLC, EMTN 4.125%, due 07/20/22[2]	GBP	150,000	191,725
Reynolds American, Inc. 4.450%, due 06/12/25		25,000	28,165
Royal Bank of Scotland Group PLC (fixed, converts to FRN on 06/25/23), 4.519%, due 06/25/24		200,000	217,280
6.100%, due 06/10/23		40,000	44,289
SSE PLC (fixed, converts to FRN on 09/01/20), 3.875%, due 09/10/20[2,4]	GBP	100,000	123,833
Virgin Money UK PLC, GMTN (fixed, converts to FRN on 04/24/25), 3.375%, due 04/24/26[2]	GBP	100,000	122,035
WPP Finance 2010 3.750%, due 09/19/24		25,000	26,968
Yorkshire Water Finance PLC, EMTN (fixed, converts to FRN on 03/22/23), 3.750%, due 03/22/46[2]	GBP	100,000	127,543
			1,723,539
United States: 12.1%
3M Co. 2.650%, due 04/15/25		20,000	21,629
AbbVie, Inc. 2.125%, due 06/01/29[3]	EUR	100,000	121,120

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2020

	Face amount[1]	Value
Corporate bonds—(continued)
United States—(continued)
3.450%, due 03/15/22[3]	25,000	$25,973
4.250%, due 11/14/28	35,000	41,304
4.750%, due 03/15/45[3]	15,000	18,567
Air Products and Chemicals, Inc. 2.050%, due 05/15/30	20,000	21,016
Albemarle Corp. 5.450%, due 12/01/44	50,000	52,529
Altria Group, Inc. 4.400%, due 02/14/26	25,000	28,755
American Airlines Pass-Through Trust Series 2014-1, Class B, 4.375%, due 10/01/22	45,861	32,973
Apache Corp. 4.250%, due 01/15/44	60,000	45,160
Archer-Daniels-Midland Co. 2.750%, due 03/27/25[5]	15,000	16,273
AT&T, Inc. 3.000%, due 02/15/22	45,000	46,857
4.350%, due 03/01/29[5]	70,000	81,600
Bank of America Corp. (fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23	90,000	94,658
Bank of America Corp., MTN 3.875%, due 08/01/25	100,000	113,223
Biogen, Inc. 2.250%, due 05/01/30	55,000	55,503
Bristol-Myers Squibb Co. 3.875%, due 08/15/25[3]	70,000	79,631
Broadcom, Inc. 3.150%, due 11/15/25[3]	35,000	37,160
Charter Communications Operating LLC/Charter Communications Operating Capital 4.500%, due 02/01/24	50,000	55,321
Chevron Corp. 1.141%, due 05/11/23	10,000	10,172
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP 3.300%, due 05/01/23[3]	120,000	125,367
5.125%, due 04/01/25[3]	25,000	28,655
Cigna Corp. 3.400%, due 09/17/21	25,000	25,845
4.375%, due 10/15/28	45,000	53,254
Citigroup, Inc. 3.875%, due 10/25/23	130,000	142,787
4.600%, due 03/09/26	30,000	34,253
Comcast Corp. 3.950%, due 10/15/25	45,000	51,568
Conagra Brands, Inc. 3.800%, due 10/22/21	15,000	15,589
Costco Wholesale Corp. 1.600%, due 04/20/30	10,000	10,103
	Face amount[1]		Value
Corporate bonds—(continued)
United States—(continued)
CVS Health Corp. 2.625%, due 08/15/24		45,000	$48,049
3.350%, due 03/09/21		17,000	17,337
Dell International LLC/EMC Corp. 5.300%, due 10/01/29[3,5]		60,000	66,423
Diamondback Energy, Inc. 3.250%, due 12/01/26		50,000	50,272
Enable Midstream Partners LP 3.900%, due 05/15/24[7]		25,000	24,488
Energy Transfer Operating LP 4.500%, due 04/15/24		35,000	37,944
EnLink Midstream Partners LP 4.400%, due 04/01/24		40,000	33,220
ERAC USA Finance LLC 5.625%, due 03/15/42[3]		35,000	40,674
Exelon Corp. 3.400%, due 04/15/26		15,000	16,704
Ford Motor Credit Co. LLC, EMTN 3.021%, due 03/06/24	EUR	100,000	107,372
Freeport-McMoRan, Inc. 3.875%, due 03/15/23		70,000	70,091
General Electric Co. 3.450%, due 05/01/27		10,000	10,258
3.625%, due 05/01/30		10,000	10,009
General Electric Co., GMTN 3.150%, due 09/07/22		30,000	31,391
General Motors Financial Co., Inc. 4.350%, due 04/09/25		90,000	94,987
Georgia Power Co., Series A, 2.100%, due 07/30/23		25,000	26,014
Goldman Sachs Group, Inc./The 3.375%, due 03/27/25[2]	EUR	35,000	43,811
3.500%, due 04/01/25		120,000	131,581
Goldman Sachs Group, Inc./The, EMTN 1.625%, due 07/27/26[2]	EUR	50,000	58,595
Healthpeak Properties, Inc. 3.875%, due 08/15/24		35,000	38,470
Illinois Tool Works, Inc. 2.650%, due 11/15/26		45,000	49,636
JPMorgan Chase & Co. 3.200%, due 01/25/23		260,000	276,440
3.625%, due 12/01/27		60,000	66,307
Kinder Morgan, Inc. 3.150%, due 01/15/23		35,000	36,572
5.625%, due 11/15/23[3]		35,000	39,519
Kraft Heinz Foods Co. 5.000%, due 06/04/42		45,000	47,400
Liberty Mutual Group, Inc. 4.569%, due 02/01/29[3]		25,000	29,277
Lincoln National Corp. 3.800%, due 03/01/28		70,000	77,600

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2020

	Face amount[1]	Value
Corporate bonds—(continued)
United States—(continued)
Marathon Oil Corp. 3.850%, due 06/01/25[5]	35,000	$35,282
Morgan Stanley, GMTN 2.500%, due 04/21/21	115,000	116,925
4.000%, due 07/23/25	85,000	96,372
4.350%, due 09/08/26	50,000	57,657
MPLX LP 4.250%, due 12/01/27	30,000	32,519
National Rural Utilities Cooperative Finance Corp. 3.700%, due 03/15/29	15,000	17,238
NIKE, Inc. 2.400%, due 03/27/25	10,000	10,755
Noble Energy, Inc. 3.850%, due 01/15/28[5]	20,000	19,319
Oncor Electric Delivery Co. LLC 3.700%, due 11/15/28[5]	25,000	29,342
Oracle Corp. 2.500%, due 04/01/25	20,000	21,511
Otis Worldwide Corp. 2.565%, due 02/15/30[3]	50,000	52,432
PacifiCorp. 2.700%, due 09/15/30	5,000	5,446
PPL Capital Funding, Inc. 4.700%, due 06/01/43	60,000	68,079
Raytheon Technologies Corp. 3.950%, due 08/16/25	25,000	28,544
Southern California Edison Co., Series E, 3.700%, due 08/01/25	20,000	22,124
Southern Co./The 3.250%, due 07/01/26	35,000	38,787
Southwestern Electric Power Co. 6.200%, due 03/15/40	50,000	68,743
Swiss Re Treasury U.S. Corp. 4.250%, due 12/06/42[3]	30,000	36,664
TWDC Enterprises 18 Corp., MTN 1.850%, due 07/30/26[5]	10,000	10,326
United Airlines Pass-Through Trust 3.650%, due 01/07/26	41,435	30,575
Valero Energy Corp. 2.850%, due 04/15/25	10,000	10,547
Verizon Communications, Inc. 3.376%, due 02/15/25	25,000	27,744
ViacomCBS, Inc. 4.750%, due 05/15/25	75,000	85,450
Virginia Electric and Power Co., Series A, 3.800%, due 04/01/28	20,000	23,194
Visa, Inc. 1.900%, due 04/15/27	25,000	26,129
Wells Fargo & Co. 3.069%, due 01/24/23	60,000	62,150
MTN, 2.625%, due 07/22/22	70,000	72,930
	Face amount[1]		Value
Corporate bonds—(concluded)
United States—(concluded)
Williams Cos., Inc./The 4.300%, due 03/04/24		35,000	$38,025
Xcel Energy, Inc. 4.800%, due 09/15/41		80,000	97,209
			4,309,304
Total corporate bonds (cost $10,792,695)			10,953,222
Mortgage-backed securities: 0.0%†
Cayman Islands: 0.0%†
LNR CDO IV Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[3,8,9]		8,000,000	0
United States: 0.0%†
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 3.863%, due 04/25/35[10]		31,774	405
Total mortgage-backed securities (cost $8,105,628)			405
Non-U.S. government agency obligations: 11.8%
Australia: 1.1%
Australia Government Bond 2.250%, due 05/21/28[2]	AUD	520,000	400,950
Canada: 1.5%
Canadian Government Bond 1.500%, due 09/01/24	CAD	690,000	532,595
France: 0.8%
French Republic Government Bond OAT 0.010%, due 03/25/25[2]	EUR	260,000	299,474
Germany: 3.0%
Bundesobligation 0.010%, due 04/11/25[2]	EUR	910,000	1,057,426
Ireland: 1.7%
Ireland Government Bond 1.000%, due 05/15/26[2]	EUR	490,000	593,246
Japan: 1.2%
Japan Government Two Year Bond 0.100%, due 05/01/22	JPY	47,000,000	437,279
New Zealand: 1.9%
New Zealand Government Bond 3.000%, due 09/20/30[2]	NZD	723,756	658,302
Spain: 0.6%
Spain Government Bond 1.600%, due 04/30/25[2,3]	EUR	180,000	219,213
Total non-U.S. government agency obligations (cost $4,170,686)			4,198,485

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2020

	Face amount[1]	Value
U.S. Treasury obligations: 13.0%
United States: 13.0%
U.S. Treasury Notes 1.875%, due 07/31/22	1,010,000	$1,045,863
1.500%, due 02/28/23	210,000	217,399
2.000%, due 02/15/22	1,290,000	1,328,196
1.375%, due 09/30/23	320,000	332,363
0.375%, due 04/30/25	560,000	562,538
0.250%, due 05/31/25	1,130,000	1,128,543
Total U.S. Treasury obligations (cost $4,606,179)		4,614,902
	Number of shares
Short-term investments: 4.4%
Investment companies: 4.4%
State Street Institutional U.S. Government Money Market Fund, 0.28%[14] (cost $1,563,880)	1,563,880	1,563,880
	Face amount[1]	Value
Short-term U.S. Treasury obligations: 26.4%
United States: 26.4%
U.S. Treasury Bills 0.361%, due 12/03/20[11]	1,200,000	$1,198,166
0.173%, due 10/15/20[11]	8,200,000	8,195,895
Total short-term U.S. Treasury obligations (cost $9,394,061)		9,394,061
	Number of shares
Investment of cash collateral from securities loaned: 0.9%
Money market funds: 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%[14] (cost $328,563)	328,563	328,563
Total investments (cost $38,961,692) — 87.3%		31,053,518
Other assets in excess of liabilities: 12.7%		4,502,521
Net assets: 100.0%		$35,556,039

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
2	AUD	ASX SPI 200 Index Futures	September 2020	$198,579	$203,303	$4,724
2	CAD	S&P/TSX 60 Index Futures	September 2020	265,260	273,571	8,311
144	EUR	EURO STOXX 600 Bank Index Futures	September 2020	747,919	762,002	14,083
7	EUR	FTSE MIB Index Futures	September 2020	734,367	758,491	24,124
5	GBP	FTSE 100 Index Futures	September 2020	373,037	380,869	7,832
15	JPY	TOPIX Index Futures	September 2020	2,254,046	2,165,084	(88,962)
61	USD	Mini MSCI Emerging Markets (EM) Index Futures	September 2020	2,911,646	3,006,385	94,739
18	USD	S&P 500 E-Mini Index Futures	September 2020	2,727,639	2,781,180	53,541
Interest rate futures buy contracts:
3	CAD	Canada Government Bond 10 Year Futures	September 2020	340,687	339,909	(778)
U.S. Treasury futures buy contracts:
29	USD	U.S. Treasury Note 2 Year Futures	September 2020	6,402,925	6,404,016	1,091
17	USD	U.S. Treasury Note 5 Year Futures	September 2020	2,133,017	2,137,617	4,600
Total				$19,089,122	$19,212,427	$123,305

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2020

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures sell contracts:
28	EUR	CAC 40 Index Futures	July 2020	$(1,501,678)	$(1,545,688)	$(44,010)
43	EUR	EURO STOXX 600 Index Futures	September 2020	(843,451)	(866,932)	(23,481)
Interest rate futures sell contracts:
5	EUR	German Euro Bund Futures	September 2020	(979,776)	(991,601)	(11,825)
1	EUR	German Euro Buxl 30 Year Futures	September 2020	(237,934)	(247,125)	(9,191)
5	GBP	United Kingdom Long Gilt Bond Futures	September 2020	(850,502)	(852,749)	(2,247)
U.S. Treasury futures sell contracts:
13	USD	U.S. Treasury Note 10 Year Futures	September 2020	(1,799,047)	(1,809,234)	(10,187)
2	USD	U.S. Ultra Long Treasury Bond Futures	September 2020	(438,761)	(436,312)	2,449
4	USD	U.S. Ultra Treasury Note 10 Year Futures	September 2020	(621,682)	(629,938)	(8,256)
Total				$(7,272,831)	$(7,379,579)	$(106,748)
Net unrealized appreciation (depreciation)						$16,557

Centrally cleared credit default swap agreements on credit indices—sell protection12

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[13]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 34 Index	USD	1,102	06/20/25	Quarterly	5.000%	$36,949	$(6,650)	$30,299
iTraxx Europe Crossover Series 33 Index	EUR	400	06/20/25	Quarterly	5.000	35,948	23,767	59,715
Total						$72,897	$17,117	$90,014

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	NOK	3,330,000	USD	356,892	07/22/20	$10,901
BB	USD	192,579	NZD	315,000	07/22/20	10,703
BB	USD	545,000	ZAR	9,333,049	07/22/20	(8,339)
BOA	AUD	790,000	USD	542,420	07/22/20	(2,823)
BOA	USD	134,661	NZD	210,000	07/22/20	861
CIBC	USD	215,895	AUD	310,000	07/22/20	(1,939)
CITI	AUD	390,000	USD	268,206	07/22/20	(964)
CITI	GBP	165,000	USD	210,906	07/22/20	6,428
CITI	JPY	22,300,000	USD	207,368	07/22/20	789
CITI	USD	818,371	BRL	4,330,000	07/22/20	(22,915)

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2020

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GSI	GBP	480,000	MXN	14,827,278	07/22/20	$48,542
GSI	KRW	327,000,000	USD	271,214	07/22/20	(654)
GSI	MXN	4,270,000	USD	196,800	07/22/20	11,516
GSI	THB	16,790,000	USD	543,982	07/22/20	775
GSI	TWD	8,100,000	USD	275,145	07/22/20	585
GSI	USD	537,738	COP	2,006,730,000	07/22/20	(4,649)
GSI	USD	90,421	MYR	387,000	07/22/20	(182)
HSBC	USD	179,311	EUR	165,000	07/22/20	6,146
HSBC	USD	535,000	NOK	5,535,014	07/22/20	40,095
JPMCB	AUD	815,000	USD	538,788	07/22/20	(23,708)
JPMCB	GBP	430,000	SEK	5,276,858	07/22/20	33,549
JPMCB	USD	535,986	BRL	3,060,000	07/22/20	26,160
MSCI	USD	788,563	CLP	669,600,000	07/22/20	26,975
MSCI	USD	1,614,598	COP	6,357,559,000	07/22/20	74,291
MSCI	USD	496,748	MYR	2,177,000	07/22/20	10,873
SSC	AUD	1,890,000	USD	1,188,851	07/22/20	(115,590)
SSC	AUD	610,000	USD	427,876	07/22/20	6,866
SSC	CAD	4,755,000	USD	3,347,562	07/22/20	(155,136)
SSC	CAD	685,000	USD	507,551	07/22/20	2,956
SSC	CHF	3,175,000	USD	3,279,421	07/22/20	(73,623)
SSC	EUR	4,555,000	USD	4,942,990	07/22/20	(176,747)
SSC	EUR	1,060,000	USD	1,203,005	07/22/20	11,584
SSC	GBP	425,000	NOK	5,406,721	07/22/20	35,079
SSC	GBP	1,410,000	USD	1,747,767	07/22/20	411
SSC	HKD	365,000	USD	47,042	07/22/20	(48)
SSC	HUF	257,500,000	USD	783,967	07/22/20	(32,848)
SSC	JPY	53,800,000	USD	502,786	07/22/20	4,402
SSC	NZD	2,275,000	USD	1,356,379	07/22/20	(111,770)
SSC	NZD	865,000	USD	559,298	07/22/20	1,079
SSC	THB	52,590,000	USD	1,615,088	07/22/20	(86,355)
SSC	USD	543,951	CHF	515,000	07/22/20	(71)
SSC	USD	853,185	HUF	257,500,000	07/22/20	(36,370)
SSC	USD	2,524,702	JPY	270,600,000	07/22/20	(17,961)
SSC	USD	1,456,380	MXN	35,720,000	07/22/20	93,586
SSC	USD	3,136,758	NOK	33,030,000	07/22/20	295,099
SSC	USD	1,585,689	SEK	15,930,000	07/22/20	124,276
Net unrealized appreciation (depreciation)						$11,835

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2020

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$10,953,222	$—	$10,953,222
Mortgage-backed securities	—	405	0	405
Non-U.S. government agency obligations	—	4,198,485	—	4,198,485
U.S. Treasury obligations	—	4,614,902	—	4,614,902
Short-term investments	—	1,563,880	—	1,563,880
Short-term U.S. Treasury obligations	—	9,394,061	—	9,394,061
Investment of cash collateral from securities loaned	—	328,563	—	328,563
Futures contracts	164,731	50,763	—	215,494
Swap agreements	—	23,767	—	23,767
Forward foreign currency contracts	—	884,527	—	884,527
Total	$164,731	$32,012,575	$0	$32,177,306
Liabilities
Futures contracts	$(42,484)	$(156,453)	$—	$(198,937)
Swap agreements	—	(6,650)	—	(6,650)
Forward foreign currency contracts	—	(872,692)	—	(872,692)
Total	$(42,484)	$(1,035,795)	$—	$(1,078,279)

At June 30, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05%.

1  In U.S. dollars unless otherwise indicated.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $1,194,453, represented 3.4% of the Fund's net assets at period end.

4  Perpetual investment. Date shown reflects the next call date.

5  Security, or portion thereof, was on loan at the period end.

6  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

9  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

10  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

11  Rate shown is the discount rate at the date of purchase unless otherwise noted.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2020

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

13  Payments made or received are based on the notional amount.

14  Rates shown reflect yield at June 30, 2020.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the 12 months ended June 30, 2020, Class A shares of UBS Global Allocation Fund (the "Fund") returned 0.79% (Class A shares returned -4.75% after the deduction of the maximum sales charge), while Class P shares returned 1.02%. In contrast, the Fund's benchmark, the MSCI All Country World Index (net) returned 2.11%. For comparison purposes, the 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD), returned 4.58% and the FTSE World Government Bond Index (Hedged in USD) returned 6.75% during the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 22; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Security selection was additive for performance, whereas the Fund's market allocation decisions and currency strategy detracted from results.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a negative impact on performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, were additive to performance during the reporting period.

Portfolio performance summary

What worked:

•  Overall, bottom-up security selection contributed to performance.

  – Both developed market ex-US and emerging market equities were areas of strong security selection, which was additive for performance.

•  Certain market allocations were positive for returns.

  – Within fixed income, an overall underweight to US government fixed income over the second half of 2019 contributed to performance, as fixed income lagged equities over that period. At the start of 2020, we added to US government bonds, which also contributed to returns as the COVID-19 selloff saw increased demand for safe haven assets. In the second quarter of 2020, we then reduced our allocation to US government bonds again, which was beneficial as risk assets rallied. An overweight to US investment grade credit was also beneficial over the period, thanks to explicit support for corporate bonds by the US Federal Reserve Board (the "Fed"), lower interest rates and spread tightening.

  – Within equities, performance was positively impacted by a relative preference for Japanese versus French equities thanks to the relative outperformance of Japanese equities as Japan initially managed the COVID-19 outbreak more successfully than France.

•  Certain active currency positions added to results during the period.

  – Most notably, short positions in the Canadian dollar, New Zealand dollar and Australian dollar versus the US dollar were beneficial over the period, as the US dollar outperformed many currencies on the back of a general retracement in risk taking amid the COVID-19 pandemic. Over the second quarter of 2020, we saw a rebound in these cyclically sensitive currencies versus the US dollar, although the trades still ended the 12 month reporting period in positive territory.

UBS Global Allocation Fund

What didn't work:

•  Bottom-up security selection detracted from results in some areas.

  – Most notably, security selection within the US large-cap growth active strategy was weak and, therefore, was a drag on performance.

•  Overall, market allocations detracted from results.

  – Within equites, the Fund's underweight to US equities and preference for non-US equities detracted over the reporting period. The US economy remained resilient, and US equities outperformed other developed and emerging market equities over the period.

  – Within fixed income, overweight positions in US high-yield and emerging market debt were detrimental as both asset classes underperformed safer fixed income areas during the COVID-19 induced selloff. A preference for Canadian bonds over US bonds throughout much of the reporting period (particularly over the second half of 2019) was also detrimental. While both countries saw rates fall, US bonds appreciated more quickly amid three Fed rate cuts in the second half of 2019.

•  Overall, active currency positions hurt performance in this reporting period.

  – Most notably, long positions versus the US dollar in certain Latin American, European and Asian currencies, such as the Brazilian real, Colombian peso, Mexican peso, Chilean peso, Norwegian krone, Euro, Swiss Franc and Japanese yen weighed on performance, as the US dollar appreciated against them over the period as a whole. For the most part, the US dollar benefited by global growth concerns amid the pandemic, as it maintained its stance as a global safe haven asset.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2020. The views and opinions in the letter were current as of August 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 06/30/20 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.79%	3.60%	5.84%
Class P2	1.02	3.87	6.12
After deducting maximum sales charge
Class A1	(4.75)%	2.43%	5.25%
MSCI All Country World Index (net)[3]	2.11	6.46	9.16
FTSE World Government Bond Index (Hedged in USD)[4]	6.75	4.63	4.06
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)[5]	4.58	6.03	7.38

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class A—1.47% and 1.27%; Class P—1.20% and 1.02%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 28, 2020, do not exceed 1.20% for Class A shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The FTSE World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) is an unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $2,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Global Allocation Fund Class A and Class P shares versus the MSCI All Country World Index (net), FTSE World Government Bond Index (Hedged in USD), and the 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) over the 10 years ended June 30, 2020. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Allocation Fund Class A vs. MSCI All Country World Index (net), FTSE World Government Bond Index (Hedged in USD) and 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2010 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS Global Allocation Fund Class P vs. MSCI All Country World Index (net), FTSE World Government Bond Index (Hedged in USD) and 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2010 = $2,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Portfolio statistics—June 30, 2020 (unaudited)1

Top ten equity holdings

Percentage of net assets
Microsoft Corp.	1.5%
Amazon.com, Inc.	1.4
Apple, Inc.	1.2
Alphabet, Inc., Class A	1.0
AbbVie, Inc.	0.9
Bio-Rad Laboratories, Inc., Class A	0.7
Visa, Inc., Class A	0.7
Laboratory Corp. of America Holdings	0.7
Prologis, Inc.	0.6
Sony Corp.	0.6
Total	9.3%

Top ten fixed income holdings

Percentage of net assets
UMBS TBA, 2.500%	1.8%
New Zealand Government Inflation Linked Bond, 2.000% due 09/20/25	1.2
GNMA TBA, 3.000%	0.7
U.S. Treasury Notes, 1.375% due 09/30/23	0.5
U.S. Treasury Bonds, 2.875% due 05/15/43	0.4
Canadian Government Bond, 1.500% due 09/01/24	0.4
UMBS TBA, 2.000%	0.4
Japan Government Twenty Year Bond, 0.400% due 03/20/36	0.4
BMW Floorplan Master Owner Trust, 3.150% due 05/15/23	0.3
U.S. Treasury Notes, 1.875% due 10/31/22	0.3
Total	6.4%

Top five issuer breakdown by country or territory of origin2

Percentage of net assets
United States	79.5%
Japan	4.9
United Kingdom	2.8
Germany	1.7
Canada	1.5
Total	90.4%

1  The Fund's portfolio is actively managed and its composition will vary over time.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies and exchange traded funds was included, the country or territory of origin breakdown would be as follows: United States: 79.5%, Japan: 4.9%, United Kingdom: 2.8%, Canada: 1.5% and Germany 1.7%.

UBS Global Allocation Fund

Industry diversification—June 30, 2020 (unaudited)1,2

Common stocks	Percentage of net assets
Airlines	0.7%
Auto components	0.6
Banks	1.5
Beverages	0.3
Biotechnology	2.0
Capital markets	0.6
Chemicals	1.6
Commercial services & supplies	0.5
Communications equipment	0.2
Consumer finance	0.3
Containers & packaging	0.4
Diversified financial services	1.0
Diversified telecommunication services	0.8
Electric utilities	0.6
Electrical equipment	0.5
Electronic equipment, instruments & components	0.8
Entertainment	0.9
Equity real estate investment trusts	0.8
Food products	1.2
Health care equipment & supplies	1.7
Health care providers & services	0.9
Hotels, restaurants & leisure	0.6
Household durables	0.6
Insurance	2.2
Interactive media & services	1.4
Internet & direct marketing retail	2.4
IT services	1.1
Life sciences tools & services	0.8
Machinery	0.7
Media	0.4
Metals & mining	0.4
Multiline retail	0.9
Oil, gas & consumable fuels	1.6
Personal products	0.6
Pharmaceuticals	2.1
Professional services	0.4
Road & rail	0.2
Semiconductors & semiconductor equipment	2.0
Software	4.1
Specialty retail	0.4
Technology hardware, storage & peripherals	1.3
Textiles, apparel & luxury goods	0.2
Tobacco	1.1
Trading companies & distributors	1.2
Wireless telecommunication services	0.4
Total common stocks	45.0%
Percentage of net assets
Preferred stocks	0.5%
Asset-backed securities	4.5
Exchange traded funds	27.1
Investment companies	6.8
Mortgage-backed securities	2.2
Non-U.S. government agency obligations	4.1
U.S. Treasury obligations	3.6
U.S. government agency obligations	2.9
Short-term investments	4.5
Investment of cash collateral from securities loaned	19.7
Total investments	120.9%
Liabilities in excess of other assets	(20.9)
Net assets	100.0%

1  Figures represent the breakdown of direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Global Allocation Fund

Portfolio of investments

June 30, 2020

	Number of shares	Value
Common stocks: 45.0%
Austria: 0.5%
Erste Group Bank AG*	46,021	$1,086,911
Canada: 1.0%
Canadian Natural Resources Ltd.	51,525	893,793
Royal Bank of Canada[1]	17,045	1,156,464
Zymeworks, Inc.*	3,408	122,926
		2,173,183
China: 0.7%
Alibaba Group Holding Ltd., ADR*	1,261	271,998
Prosus N.V.*	14,230	1,326,768
		1,598,766
Denmark: 0.8%
Genmab A/S*	2,705	912,107
H Lundbeck A/S	23,746	897,229
		1,809,336
Finland: 0.6%
Sampo Oyj, Class A	39,300	1,354,662
Germany: 1.2%
Continental AG*	5,458	536,583
HUGO BOSS AG	16,078	487,257
LANXESS AG	16,262	859,959
SAP SE	6,639	928,062
		2,811,861
Hong Kong: 0.6%
AIA Group Ltd.	137,117	1,283,086
India: 0.5%
HDFC Bank Ltd., ADR	23,400	1,063,764
Ireland: 0.4%
Ryanair Holdings PLC, ADR*	12,792	848,621
Italy: 0.8%
Infrastrutture Wireless Italiane SpA[2]	97,554	979,274
Prysmian SpA	31,844	738,727
		1,718,001
Japan: 4.4%
Hoya Corp.	8,100	775,648
ITOCHU Corp.	56,100	1,213,882
Keyence Corp.	1,500	628,592
Nippon Telegraph & Telephone Corp.	39,600	922,658
ORIX Corp.	90,100	1,118,794
Shin-Etsu Chemical Co. Ltd.	7,400	868,475
SoftBank Group Corp.	16,300	821,971
Sony Corp.	21,000	1,449,632
Takeda Pharmaceutical Co. Ltd.	33,700	1,210,771
TechnoPro Holdings, Inc.	17,400	1,004,495
		10,014,918
	Number of shares	Value
Common stocks—(continued)
Netherlands: 1.0%
NXP Semiconductors N.V.	7,706	$878,792
Royal Dutch Shell PLC, Class A	71,939	1,151,835
uniQure N.V.*	4,800	216,288
		2,246,915
South Africa: 0.4%
Anglo American PLC	39,645	913,945
Sweden: 0.8%
Hexpol AB*	102,165	762,345
Swedish Match AB	15,631	1,102,855
		1,865,200
Switzerland: 0.9%
Alcon, Inc.*	18,664	1,072,419
Novartis AG	12,032	1,048,240
		2,120,659
United Kingdom: 2.5%
Ashtead Group PLC	36,167	1,220,023
British American Tobacco PLC	33,529	1,285,932
GlaxoSmithKline PLC, ADR	9,600	391,584
Sage Group PLC/The	94,142	781,467
Spectris PLC	23,848	744,834
Unilever N.V.	23,286	1,241,556
		5,665,396
United States: 27.9%
10X Genomics, Inc., Class A*	2,434	217,381
Abbott Laboratories	4,947	452,304
AbbVie, Inc.	20,111	1,974,498
Adobe, Inc.*	563	245,080
AGCO Corp.	12,547	695,857
Alexion Pharmaceuticals, Inc.*	4,606	516,977
Alphabet, Inc., Class A*	1,541	2,185,215
Amazon.com, Inc.*	1,117	3,081,602
Ameriprise Financial, Inc.	8,984	1,347,959
Amgen, Inc.	1,764	416,057
Analog Devices, Inc.	3,655	448,249
Apache Corp.	33,298	449,523
Apple, Inc.	7,378	2,691,494
Aptiv PLC	11,350	884,392
Arista Networks, Inc.*	2,366	496,931
Autodesk, Inc.*	3,474	830,946
Berkshire Hathaway, Inc., Class B*	6,881	1,228,327
Berry Global Group, Inc.*	21,226	940,736
Bio-Rad Laboratories, Inc., Class A*	3,709	1,674,576
Booking Holdings, Inc.*	448	713,368
Boston Scientific Corp.*	17,351	609,194
Bunge Ltd.	32,323	1,329,445
Carnival Corp.[1]	28,920	474,866
Chevron Corp.	2,116	188,811
Constellation Brands, Inc., Class A	1,380	241,431
Cooper Cos., Inc./The	1,170	331,859
Cree, Inc.*	9,368	554,492
Crown Castle International Corp.	2,600	435,110

UBS Global Allocation Fund

Portfolio of investments

June 30, 2020

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Dollar General Corp.	3,474	$661,832
Dollar Tree, Inc.*	14,564	1,349,791
Elanco Animal Health, Inc.*	35,678	765,293
Facebook, Inc., Class A*	1,414	321,077
Fidelity National Information Services, Inc.	3,771	505,653
FMC Corp.	3,515	350,164
HubSpot, Inc.*	2,051	460,142
IAA, Inc.*	7,949	306,593
IAC/InterActiveCorp*	1,830	591,822
Incyte Corp.*	4,388	456,220
Ingersoll Rand, Inc.*	33,114	931,166
Jabil, Inc.	15,824	507,634
Johnson & Johnson	3,570	502,049
Laboratory Corp. of America Holdings*	8,894	1,477,382
LivaNova PLC*	13,100	630,503
Lowe's Cos., Inc.	6,617	894,089
Madison Square Garden Entertainment Corp.*	3,684	276,300
Marvell Technology Group Ltd.	21,513	754,246
Mastercard, Inc., Class A	1,394	412,206
MetLife, Inc.	26,126	954,121
Micron Technology, Inc.*	17,867	920,508
Microsoft Corp.	16,230	3,302,967
Mondelez International, Inc., Class A	27,736	1,418,142
Netflix, Inc.*	791	359,937
NextEra Energy, Inc.	5,144	1,235,434
ON Semiconductor Corp.*	19,879	394,002
PepsiCo, Inc.	3,000	396,780
Progressive Corp./The	17,395	1,393,513
Prologis, Inc.	15,700	1,465,281
Qorvo, Inc.*	3,003	331,922
Rockwell Automation, Inc.	1,655	352,515
salesforce.com, Inc.*	5,941	1,112,928
ServiceNow, Inc.*	1,913	774,880
Southwest Airlines Co.	19,910	680,524
Splunk, Inc.*	3,538	703,001
Starbucks Corp.	9,279	682,842
Stericycle, Inc.*,1	14,513	812,438
Synchrony Financial	27,141	601,445
Take-Two Interactive Software, Inc.*	9,186	1,282,090
Union Pacific Corp.	2,422	409,488
United Rentals, Inc.*	1,542	229,820
UnitedHealth Group, Inc.	1,793	528,845
Universal Display Corp.	1,907	285,325
ViacomCBS, Inc., Class B1	33,881	790,105
Visa, Inc., Class A	7,701	1,487,602
Western Digital Corp.	6,908	304,988
Westlake Chemical Corp.	14,839	796,112
Williams Cos., Inc./The	49,333	938,314
Wynn Resorts Ltd.	2,861	213,116
		62,969,827
Total common stocks (cost: $90,668,852)		101,545,051
	Number of shares	Value
Preferred stocks: 0.5%
Germany: 0.5%
Henkel AG & Co. KGaA (cost: $1,126,589)	11,499	$1,072,784
Exchange traded funds: 28.4%
United States: 28.4%
iShares iBoxx $ High Yield Corporate Bond ETF[1]	223,170	18,215,135
iShares iBoxx $ Investment Grade Corporate Bond ETF[1]	141,388	19,016,686
Vanguard Emerging Markets Government Bond ETF	36,000	2,799,360
iShares JPMorgan USD Emerging Markets Bond ETF[1]	174,840	19,096,025
Xtrackers Harvest CSI 300 China A-Shares ETF[1]	162,823	4,837,471
Total exchange traded funds (cost: $63,925,461)		63,964,677
Investment companies: 5.6%
UBS Emerging Markets Equity Opportunity Fund[3] (cost: $13,612,288)	1,354,768	12,599,338
	Face amount
Asset-backed securities: 4.5%
United States: 4.5%
American Express Credit Account Master Trust, Series 2017-5, Class A, 1 mo. LIBOR + 0.380%, 0.565%, due 02/18/25[4]	$250,000	251,024
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class A2A, 1.100%, due 03/20/23	100,000	100,301
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.150%, due 05/15/23[2]	750,000	763,496
Capital Auto Receivables Asset Trust, Series 2017-1, Class A4, 2.220%, due 03/21/22[2]	256,987	258,170
Dell Equipment Finance Trust, Series 2017-2, Class B, 2.470%, due 10/24/22[2]	108,060	108,232
Series 2017-2, Class C, 2.730%, due 10/24/22[2]	394,000	394,644
Drive Auto Receivables Trust, Series 2018-1, Class C, 3.220%, due 03/15/23	136,571	136,735
Series 2018-3, Class C, 3.720%, due 09/16/24	488,356	492,295
DT Auto Owner Trust, Series 2017-2A, Class D, 3.890%, due 01/15/23[2]	79,695	80,310
Series 2017-2A, Class E, 6.030%, due 01/15/24[2]	100,000	103,225

UBS Global Allocation Fund

Portfolio of investments

June 30, 2020

	Face amount	Value
Asset-backed securities—(continued)
United States—(continued)
Series 2018-2A, Class C, 3.670%, due 03/15/24[2]	$263,821	$266,003
Series 2019-3A, Class C, 2.740%, due 04/15/25[2]	235,000	237,710
Exeter Automobile Receivables Trust, Series 2016-2A, Class D, 8.250%, due 04/17/23[2]	204,954	210,234
Series 2017-2A, Class B, 2.820%, due 05/16/22[2]	93,758	93,839
Flagship Credit Auto Trust, Series 2017-1, Class C, 3.220%, due 05/15/23[2]	430,683	433,653
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, due 07/15/31[2]	600,000	642,490
Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A, 3.060%, due 04/15/26	500,000	523,062
GM Financial Automobile Leasing Trust, Series 2020-2, Class A4, 1.010%, due 07/22/24	75,000	75,321
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class C, 3.850%, due 10/14/25[2]	216,000	217,490
Series 2018-1A, Class D, 4.400%, due 01/14/28[2]	216,000	217,287
Series 2019-1A, Class A, 3.630%, due 09/14/27[2]	120,000	129,015
Santander Drive Auto Receivables Trust, Series 2018-1, Class C, 2.960%, due 03/15/24	632,277	637,070
Series 2018-2, Class C, 3.350%, due 07/17/23	655,000	663,654
Series 2018-4, Class B, 3.270%, due 01/17/23	207,348	208,053
Series 2018-5, Class B, 3.520%, due 12/15/22	479,671	481,791
Sofi Consumer Loan Program LLC, Series 2017-3, Class A, 2.770%, due 05/25/26[2]	475,225	478,023
Sofi Consumer Loan Program Trust, Series 2019-3, Class A, 2.900%, due 05/25/28[2]	73,668	74,690
Series 2018-1, Class A2, 3.140%, due 02/25/27[2]	465,383	468,959
Series 2018-2, Class A2, 3.350%, due 04/26/27[2]	151,241	152,462
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, due 05/25/33[2]	200,000	202,990
Verizon Owner Trust, Series 2017-2A, Class B, 2.220%, due 12/20/21[2]	375,000	375,962
	Face amount	Value
Asset-backed securities—(concluded)
United States—(concluded)
World Financial Network Credit Card Master Trust, Series 2015-B, Class A, 2.550%, due 06/17/24	$300,000	$300,659
World Omni Auto Receivables Trust, Series 2016-B, Class B, 1.730%, due 07/15/23	300,000	301,024
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A4, 2.940%, due 05/15/23	130,000	130,661
Total asset-backed securities (cost: $10,028,265)		10,210,534
Mortgage-backed securities: 2.2%
United States: 2.2%
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class B, VRN, 3.719%, due 05/15/53[2,5]	500,000	534,937
BANK, Series 2018-BN14, Class A4, VRN, 4.231%, due 09/15/60[5]	275,000	324,225
BBCMS Trust, Series 2015-SRCH, Class A2, 4.197%, due 08/10/35[2]	210,000	232,568
BX Commercial Mortgage Trust, Series 2018-BIOA, Class A, 1 mo. USD LIBOR + 0.671%, 0.856%, due 03/15/37[2,4]	470,000	462,947
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class D, 1 mo. USD LIBOR + 1.600%, 1.785%, due 07/15/32[2,4]	141,599	139,602
Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class A4, 3.038%, due 11/10/52	200,000	221,686
COLT Mortgage Loan Trust, Series 2019-2, Class A1, VRN, 3.337%, due 05/25/49[2,5]	61,410	62,140
Series 2020-2, Class A1, 1.853%, due 03/25/65[2,5]	98,878	98,979
Series 2020-3, Class A1, 1.506%, due 04/27/65[2,5]	100,000	100,175
Deephaven Residential Mortgage Trust, Series 2020-2, Class A1, 1.692%, due 05/25/65[2]	100,000	100,027
GS Mortgage Securities Trust, Series 2019-GC40, Class A4, 3.160%, due 07/10/52	500,000	553,107
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-UES, Class D, VRN, 3.742%, due 09/05/32[2,5]	300,000	296,951

UBS Global Allocation Fund

Portfolio of investments

June 30, 2020

	Face amount		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
Morgan Stanley Capital I Trust, Series 2019-L3, Class A4, 3.127%, due 11/15/52		$400,000	$445,959
MSCG Trust, Series 2018-SELF, Class A, 1 mo. USD LIBOR + 0.900%, 1.085%, due 10/15/37[2,4]		550,000	541,749
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class A1, VRN, 3.600%, due 04/25/49[2,5]		181,119	184,703
Series 2020-NQM2, Class A1, 1.650%, due 05/24/60[2,5]		100,000	100,075
Residential Mortgage Loan Trust, Series 2020-2, Class A1, 1.654%, due 05/25/60[2,5,9,10]		100,000	99,999
Verus Securitization Trust, Series 2019-2, Class A1, 3.211%, due 05/25/59[2,5]		183,982	187,612
Series 2019-4, Class A1, 2.642%, due 11/25/59[2,6]		111,023	112,834
Vista Point Securitization Trust, Series 2020-1, Class A1, 1.763%, due 03/25/65[2,5,9,10]		100,000	99,999
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class AS, VRN, 4.405%, due 06/15/51[5]		130,000	145,043
Total mortgage-backed securities (cost: $4,967,530)			5,045,317
Non-U.S. government agency obligations: 4.1%
Australia: 0.1%
Australia Government Bond 3.250%, due 04/21/29[7]	AUD	310,000	258,399
Austria: 0.1%
Republic of Austria Government Bond 1.200%, due 10/20/25[2,7]	EUR	37,000	45,396
3.150%, due 06/20/44[2,7]	EUR	55,000	104,468
			149,864
Belgium: 0.1%
Kingdom of Belgium Government Bond, Series 71, 3.750%, due 06/22/45[7]	EUR	83,000	164,105
Canada: 0.5%
Canadian Government Bond 1.500%, due 09/01/24	CAD	1,040,000	802,752
2.250%, due 06/01/25	CAD	221,000	177,720
2.750%, due 12/01/64	CAD	54,000	64,814
			1,045,286
Finland: 0.0%†
Finland Government Bond, Series 30Y, 1.375%, due 04/15/47[2,7]	EUR	20,000	29,466
	Face amount		Value
Non-U.S. government agency obligations—(continued)
France: 0.3%
French Republic Government Bond OAT 0.500%, due 05/25/26[7]	EUR	220,000	$261,385
2.500%, due 05/25/30[7]	EUR	132,000	187,967
3.250%, due 05/25/45[7]	EUR	93,000	172,785
Series OATE, 1.800%, due 07/25/40[2,7]	EUR	91,260	157,977
			780,114
Ireland: 0.1%
Ireland Government Bond 1.500%, due 05/15/50[7]	EUR	110,000	152,217
2.000%, due 02/18/45[7]	EUR	48,000	72,818
			225,035
Italy: 0.4%
Italy Buoni Poliennali Del Tesoro 1.650%, due 03/01/32[2,7]	EUR	60,000	69,287
3.000%, due 08/01/29[7]	EUR	240,000	312,103
4.000%, due 02/01/37[2,7]	EUR	129,000	190,309
Series CPI, 2.550%, due 09/15/41[2,7]	EUR	170,874	240,395
			812,094
Japan: 0.5%
Japan Government Forty Year Bond 0.500%, due 03/20/59	JPY	20,000,000	177,456
Japan Government Thirty Year Bond 0.300%, due 06/20/46	JPY	11,100,000	97,027
Japan Government Twenty Year Bond, Series 156, 0.400%, due 03/20/36	JPY	83,550,000	786,813
			1,061,296
Netherlands: 0.0%†
Netherlands Government Bond 2.750%, due 01/15/47[2,7]	EUR	40,000	77,647
New Zealand: 1.2%
New Zealand Government Inflation Linked Bond, Series 0925, 2.000%, due 09/20/25[7,8]	NZD	3,481,211	2,727,206
Spain: 0.5%
Spain Government Bond 1.450%, due 10/31/27[2,7]	EUR	165,000	202,606
1.500%, due 04/30/27[2,7]	EUR	325,000	400,084
3.450%, due 07/30/66[2,7]	EUR	10,000	18,479
4.200%, due 01/31/37[2,7]	EUR	44,000	75,151
4.800%, due 01/31/24[2,7]	EUR	296,000	393,234
5.150%, due 10/31/44[2,7]	EUR	69,000	143,555
			1,233,109
United Kingdom: 0.3%
United Kingdom Gilt 1.000%, due 04/22/24[7]	GBP	90,000	116,126

UBS Global Allocation Fund

Portfolio of investments

June 30, 2020

	Face amount		Value
Non-U.S. government agency obligations—(concluded)
United Kingdom—(concluded)
1.500%, due 07/22/47[7]	GBP	114,000	$171,573
1.625%, due 10/22/28[7]	GBP	144,000	201,791
3.500%, due 01/22/45[7]	GBP	60,000	122,599
			612,089
Total non-U.S. government agency obligations (cost: $8,428,474)			9,175,710
U.S. government agency obligations: 2.9%
United States: 2.9%
UMBS TBA 2.000%		$775,000	792,710
2.500%		4,000,000	4,168,281
GNMA TBA 3.000%		1,450,000	1,535,811
Total U.S. government agency obligations (cost: $6,444,013)			6,496,802
U.S. Treasury obligations: 3.5%
United States: 3.5%
U.S. Treasury Bonds 2.500%, due 02/15/46		302,000	373,855
2.750%, due 11/15/42		201,000	257,390
2.750%, due 08/15/47		103,000	134,516
2.875%, due 05/15/43		717,000	936,469
3.000%, due 11/15/45		47,000	63,327
U.S. Treasury Inflation Indexed Bonds (TIPS) 0.750%, due 02/15/45		381,161	466,487
U.S. Treasury Inflation Indexed Notes (TIPS) 0.125%, due 01/15/23		122,211	125,309
0.375%, due 07/15/25		423,909	453,247
U.S. Treasury Notes 1.250%, due 03/31/21		325,000	327,603
	Face amount	Value
U.S. Treasury obligations—(concluded)
United States—(concluded)
1.375%, due 09/30/23	$971,000	$1,008,512
1.500%, due 08/15/20	104,000	104,170
1.500%, due 02/28/23	226,000	233,963
1.625%, due 08/15/22	186,000	191,754
1.625%, due 11/30/26	360,000	386,916
1.625%, due 08/15/29	196,000	213,824
1.750%, due 05/15/23	345,000	360,538
1.875%, due 07/31/22	294,000	304,439
1.875%, due 10/31/22	680,000	706,987
2.000%, due 11/30/22	528,000	551,224
2.500%, due 05/15/24	321,000	349,276
2.750%, due 07/31/23	459,000	495,182
Total U.S. Treasury obligations (cost: $7,217,349)		8,044,988
	Number of shares
Short-term investments: 4.5%
Investment companies: 4.5%
State Street Institutional U.S. Government Money Market Fund, 0.28%[13] (cost $10,143,678)	10,143,678	10,143,678
Investment of cash collateral from securities loaned: 19.7%
Money market funds: 19.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%[13] (cost $44,341,867)	44,341,867	44,341,867
Total investments (cost $260,904,366)—120.9%		272,640,746
Liabilities in excess of other assets: (20.9)%		(47,171,376)
Net assets: 100.0%		$225,469,370

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
206	EUR	EURO STOXX 50 Index Futures	September 2020	$7,240,576	$7,459,341	$218,765
16	GBP	FTSE 100 Index Futures	September 2020	1,188,266	1,218,779	30,513
31	JPY	TOPIX Index Futures	September 2020	4,660,029	4,474,508	(185,521)
24	USD	Mini MSCI Emerging Markets (EM) Index Futures	September 2020	1,145,566	1,182,840	37,274
47	USD	S&P 500 E-Mini Index Futures	September 2020	7,105,914	7,261,970	156,056

UBS Global Allocation Fund

Portfolio of investments

June 30, 2020

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
51	AUD	Australian Bond 10 Year Futures	September 2020	$5,128,720	$5,236,623	$107,903
144	CAD	Canada Government Bond 10 Year Futures	September 2020	16,260,654	16,315,616	54,962
18	EUR	German Euro Schatz Futures	September 2020	2,266,307	2,267,806	1,499
19	GBP	United Kingdom Long Gilt Bond Futures	September 2020	3,239,520	3,240,446	926
U.S. Treasury futures buy contracts:
10	USD	U.S. Ultra Treasury Note 10 Year Futures	September 2020	1,568,843	1,574,844	6,001
Total				$49,804,395	$50,232,773	$428,378
Index futures sell contracts:
47	CAD	S&P TSX 60 Index Futures	September 2020	(6,233,426)	(6,428,918)	(195,492)
65	EUR	CAC 40 Index Futures	July 2020	(3,486,040)	(3,588,205)	(102,165)
388	SEK	OMX 30 Index Futures	July 2020	(6,557,104)	(6,938,089)	(380,985)
Interest rate futures sell contracts:
47	EUR	German Euro Bund Futures	September 2020	(9,238,093)	(9,321,047)	(82,954)
86	JPY	JGB MINI 10 Year Futures	September 2020	(12,045,111)	(12,096,948)	(51,837)
U.S. Treasury futures sell contracts:
36	USD	U.S. Treasury Note 2 Year Futures	September 2020	(7,948,293)	(7,949,813)	(1,520)
Total				$(45,508,067)	$(46,323,020)	$(814,953)
Net unrealized appreciation (depreciation)						$(386,575)

Centrally cleared credit default swap agreements on credit indices—sell protection12

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 34 Index	USD	4,513	06/20/25	Quarterly	5.000%	$(110,835)	$(27,232)	$(138,067)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	5,600,000	COP	21,067,200,000	07/22/20	$(3,487)
BOA	CNY	27,865,000	USD	3,912,580	07/22/20	(22,297)
BOA	USD	1,316,979	EUR	1,175,000	07/22/20	3,700
BOA	USD	10,171,095	JPY	1,089,900,000	07/22/20	(74,656)
CITI	JPY	361,854,360	USD	3,360,000	07/22/20	7,912
CITI	USD	2,003,971	JPY	213,900,000	07/22/20	(22,479)
CITI	USD	5,600,000	MXN	126,035,028	07/22/20	(131,076)
HSBC	CNY	20,500,000	USD	2,890,051	07/22/20	(4,798)
JPMCB	CAD	18,640,000	USD	13,125,373	07/22/20	(605,497)
JPMCB	NZD	16,465,000	USD	9,825,523	07/22/20	(800,005)
JPMCB	USD	2,430,382	CNY	17,490,000	07/22/20	39,418

UBS Global Allocation Fund

Portfolio of investments

June 30, 2020

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	USD	975,821	NOK	9,330,000	07/22/20	$(6,423)
MSCI	COP	388,805,000	USD	98,743	07/22/20	(4,543)
MSCI	USD	5,010,128	CLP	4,254,300,000	07/22/20	171,384
MSCI	USD	887,824	EUR	780,000	07/22/20	(11,118)
MSCI	USD	948,770	NZD	1,475,000	07/22/20	3,107
SSC	AUD	5,375,000	USD	3,380,992	07/22/20	(328,727)
SSC	CHF	5,105,000	USD	5,272,895	07/22/20	(118,377)
SSC	EU	R 810,000	USD	878,995	07/22/20	(31,430)
SSC	GBP	1,060,000	USD	1,313,924	07/22/20	309
SSC	MXN	7,170,000	USD	292,336	07/22/20	(18,785)
SSC	NOK	7,460,000	USD	708,453	07/22/20	(66,650)
SSC	USD	149,332	CAD	200,000	07/22/20	(2,005)
SSC	USD	538,840	NZD	840,000	07/22/20	3,246
SSC	USD	1,227,341	SEK	12,330,000	07/22/20	96,191
SSC	USD	455,332	SGD	650,000	07/22/20	11,105
Net unrealized appreciation (depreciation)						$(1,915,981)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$68,814,057	$32,730,994	$—	$101,545,051
Preferred stocks	—	1,072,784	—	1,072,784
Exchange traded funds	63,964,677	—	—	63,964,677
Investment companies	12,599,338	—	—	12,599,338
Asset-backed securities	—	10,210,534	—	10,210,534
Mortgage-backed securities	—	4,845,319	199,998	5,045,317
Non-U.S. government agency obligations	—	9,175,710	—	9,175,710
U.S. government agency obligations	—	6,496,802	—	6,496,802
U.S. Treasury obligations	—	8,044,988	—	8,044,988
Short-term investments	—	10,143,678	—	10,143,678
Investment of cash collateral from securities loaned	—	44,341,867	—	44,341,867
Futures contracts	364,621	249,278	—	613,899
Forward foreign currency contracts	—	336,372	—	336,372
Total	$145,742,693	$127,648,326	$199,998	$273,591,017

UBS Global Allocation Fund

Portfolio of investments

June 30, 2020

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Futures contracts	$(331,803)	$(668,671)	$—	$(1,000,474)
Swap agreements	—	(27,232)	—	(27,232)
Forward foreign currency contracts	—	(2,252,353)	—	(2,252,353)
Total	$(331,803)	$(2,948,256)	$—	$(3,280,059)

At June 30, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $12,391,509, represented 5.5% of the Fund's net assets at period end.

3  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee on the assets invested into the affiliated UBS Funds.

Security description	Value 06/30/19	Purchases during the year ended 06/30/20	Sales during the year ended 06/30/20	Net realized gain (loss) during the year ended 06/30/20	Change in net unrealized appreciation (depreciation) during the year ended 06/30/20	Value 06/30/20	Net income earned from affiliate for the year ended 06/30/20	Shares 06/30/20
UBS Emerging Markets Equity Opportunity Fund	$20,816,127	$3,214,198	$9,600,000	$(2,360,800)	$529,813	$12,599,338	$614,199	1,354,768

4  Variable or floating rate security. The interest rate shown is the current rate as of June 30, 2020 and changes periodically.

5  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

9  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

10  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

11  Payments made or received are based on the notional amount.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

13  Rates shown reflect yield at June 30, 2020.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Portfolio performance

For the 12 months ended June 30, 2020, Class P2 shares of UBS Emerging Markets Equity Opportunity Fund (the "Fund") returned 2.66%, while Class P shares returned 1.84%. The Fund's benchmark, the MSCI Emerging Markets Index (net) (the "Index"), returned -3.39%. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.

The Fund posted a positive return and outperformed its benchmark during the reporting period.

Portfolio performance summary1

What worked:

•  On a sector level, stock selection within consumer discretionary and consumer staples added value.

•  Tal Education (China, consumer discretionary) and Jiangsu Hengrui (China, health care) were among the top contributors to performance over the reporting period.

•  Shares of Tal Education outperformed, as the COVID-19 pandemic may accelerate the growth of its online business longer term. The company's online revenues have been rapidly growing off a small base, and they are much better positioned than their competitors in this segment. Against this backdrop, we believe their market share gain should accelerate. Shares of Jiangsu Hengrui outperformed, as the health care sector has been more defensive relative to other sectors in the general market correction triggered by the pandemic outbreak in China

What didn't work:

•  On a sector level, stock selection within financials and energy detracted from performance.

•  On a stock level, Bank Mandiri and Banco Bradesco were among the main detractors

•  The Fund's position in Bank Mandiri (Indonesia, financials) was a headwind for returns. The stock fell as the COVID-19 pandemic worsened in the country and concerns that declining economic growth may negatively impact asset quality for banks. We continue to hold this stock.

•  The Fund's position in Banco Bradesco (Brazil, financials) also detracted from performance. Similar to Bank Mandiri, the stock fell given the pandemic and concerns over asset quality for banks. In addition, the company reported first quarter 2020 results that fell short of expectations. The stock was sold during the reporting period.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2020. The views and opinions in the letter were current as of August 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Emerging Markets Equity Opportunity Fund

Average annual total returns for periods ended 06/30/20 (unaudited)

	1 year	Inception[1]
Class P2[2]	2.66%	(3.84)%
Class P4	1.84	5.95
MSCI Emerging Markets Index (net)[3]	(3.39)	(8.43)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class P2—1.44% and 0.42%; Class P—1.24% and 1.02%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2020, do not exceed 1.00% for Class P shares and 0.40% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P2 of UBS Emerging Markets Equity Opportunity Fund is June 4, 2018. Benchmark's inception return is based on Class P2 inception date.

2  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Inception date of Class P of UBS Emerging Markets Equity Opportunity Fund is January 31, 2019.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Emerging Markets Equity Opportunity Fund

Illustration of an assumed investment of $2,000,000 in Class P shares and $10,000 in Class P2 shares (unaudited)

The following two graphs depict the performance of UBS Emerging Markets Equity Opportunity Fund Class P and Class P2 shares versus the MSCI Emerging Markets Index (net) from January 31, 2019, the inception date of Class P and June 4, 2018, the inception date of Class P2, through June 30, 2020. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Emerging Markets Equity Opportunity Fund Class P vs. MSCI Emerging Markets Index (net)

Wealth value with dividends reinvested. Initial investment for Class P shares as of January 31, 2019 = $2,000,000

UBS Emerging Markets Equity Opportunity Fund Class P2 vs. MSCI Emerging Markets Index (net)

Wealth value with dividends reinvested. Initial investment for Class P2 shares as of June 4, 2018 = $10,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Emerging Markets Equity Opportunity Fund

Portfolio statistics—June 30, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Taiwan Semiconductor Manufacturing Co. Ltd.	7.7%
Alibaba Group Holding Ltd., ADR	7.7
Samsung Electronics Co. Ltd.	6.7
Tencent Holdings Ltd.	4.9
Naspers Ltd., N Shares	4.6
TAL Education Group, ADR	4.4
Kweichow Moutai Co. Ltd., Class A	4.0
Jiangsu Hengrui Medicine Co. Ltd., Class A	3.9
HDFC Bank Ltd.	3.8
Ping An Insurance Group Co. of China Ltd., H Shares	3.7
Total	51.4%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
China	42.8%
South Korea	10.3
Russia	7.9
Taiwan	7.7
India	7.2
Total	75.9%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Industry diversification—June 30, 2020 (unaudited)1

Common stocks	Percentage of net assets
Automobiles	2.4%
Banks	15.9
Beverages	4.0
Diversified consumer services	6.1
Entertainment	3.0
Household durables	2.7
Insurance	3.7
Interactive media & services	7.8
Internet & direct marketing retail	17.1
IT services	3.4
Metals & mining	1.7
Oil, gas & consumable fuels	4.9
Pharmaceuticals	3.9
Real estate management & development	2.4
Semiconductors & semiconductor equipment	11.3
Technology hardware, storage & peripherals	6.7
Total common stocks	97.0%
Short-term investments	2.0
Investment of cash collateral from securities loaned	2.1
Total investments	101.1%
Liabilities in excess of other assets	(1.1)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

June 30, 2020

	Number of shares	Value
Common stocks: 97.0%
Argentina: 3.3%
MercadoLibre, Inc.*	15,978	$15,750,633
Brazil: 4.0%
Petroleo Brasileiro SA, ADR[1]	702,600	5,599,722
Petroleo Brasileiro SA, ADR	673,500	5,569,845
Vale SA	788,337	8,106,472
		19,276,039
China: 42.8%
Alibaba Group Holding Ltd.*	253,000	6,826,898
Alibaba Group Holding Ltd., ADR*	169,281	36,513,912
China Jinmao Holdings Group Ltd.[1]	16,080,000	11,443,505
China Merchants Bank Co. Ltd., Class H	2,979,000	13,805,106
Gree Electric Appliances, Inc. of Zhuhai, Class A	1,625,989	13,059,194
Jiangsu Hengrui Medicine Co. Ltd., Class A	1,432,857	18,726,056
Kweichow Moutai Co. Ltd., Class A	91,938	19,092,535
NetEase, Inc., ADR	33,450	14,362,761
New Oriental Education & Technology Group, Inc., ADR*	61,273	7,979,583
Ping An Insurance Group Co. of China Ltd., H Shares	1,758,000	17,525,479
TAL Education Group, ADR*	305,400	20,883,252
Tencent Holdings Ltd.	365,600	23,426,868
		203,645,149
Hungary: 2.4%
OTP Bank Nyrt*	326,421	11,475,425
India: 7.2%
HDFC Bank Ltd.	1,283,137	18,035,158
Tata Consultancy Services Ltd.	586,334	16,140,323
		34,175,481
Indonesia: 5.2%
Astra International Tbk. PT	34,065,900	11,522,366
Bank Mandiri Persero Tbk. PT	38,025,400	13,203,551
		24,725,917
Mexico: 1.6%
Grupo Financiero Banorte SAB de CV, Class O	2,126,200	7,374,564
	Number of shares	Value
Common stocks—(concluded)
Russia: 7.9%
LUKOIL PJSC, ADR	1,854	$137,815
LUKOIL PJSC, ADR[1]	160,164	11,887,372
Sberbank of Russia PJSC	4,180,926	11,914,030
Yandex N.V., Class A*,1	275,800	13,795,516
		37,734,733
South Africa: 4.6%
Naspers Ltd., N Shares	120,415	22,129,904
South Korea: 10.3%
Samsung Electronics Co. Ltd.	717,950	31,781,946
SK Hynix, Inc.	241,742	17,260,008
		49,041,954
Taiwan: 7.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,441,000	36,748,200
Total common stocks (cost $430,794,086)		462,077,999
Short-term investments: 2.0%
Investment companies: 2.0%
State Street Institutional U.S. Government Money Market Fund, 0.28%[2] (cost $9,632,455)	9,632,455	9,632,455
Investment of cash collateral from securities loaned: 2.1%
Money market funds: 2.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%[2] (cost $9,804,566)	9,804,566	9,804,566
Total investments (cost $450,231,107)—101.1%		481,515,020
Liabilities in excess of other assets: (1.1)%		(5,180,720)
Net assets: 100.0%		$476,334,300

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

June 30, 2020

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$159,737,662	$302,340,337	$—	$462,077,999
Short-term investments	—	9,632,455	—	9,632,455
Investment of cash collateral from securities loaned	—	9,804,566	—	9,804,566
Total	$159,737,662	$321,777,358	$—	$481,515,020

At June 30, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at June 30, 2020.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Portfolio performance

For the 12 months ended June 30, 2020, Class P shares of UBS Engage For Impact Fund (the "Fund") returned -3.77%. The Fund's benchmark, the MSCI All Country World Index (net) (the "Index"), returned 2.11% over the same time period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed its benchmark during a period of severe market volatility related to the global pandemic. The Fund's returns were driven primarily by stock allocation, which detracted from performance. Allocation to sectors was a small positive contributor.

Portfolio performance summary1

What worked:

•  Stock selection within the industrials, real estate and consumer staples sectors contributed positively to Fund performance during the reporting period. The Fund's relative overweight to the health care sector contributed positively, as well.

•  Several individual stock positions were positive for relative performance during the 12-month period.

  – Genmab recently signed a broad collaboration agreement with AbbVie to develop and commercialize three of Genmab's candidates for future differentiated antibody therapeutics for cancer. The collaboration combines Genmab's world-class discovery and development engine with AbbVie's deep clinical expertise and global commercial leadership in hematological cancers.

  – Conagra Brands is pursuing the rationalization of its portfolio brands, with a greater focus on healthy food, as well as improved margins.

  – Incyte engages in the discovery, development and commercialization of therapeutics. The company announced in early April that it was starting a Phase 3 study to evaluate Ruxolitinib (Jakafi®) as a treatment for patients with a COVID-19 associated cytokine storm (over-active immune system response). The same drug also showed encouraging results in terms of best-available therapy in patients with acute graft-versus-host disease.

What didn't work:

•  Stock selection in financials and health care detracted from Fund performance during the 12-month period. An underweight to the information technology sector, as well as stock selection within the sector, hindered performance.

•  Certain stock selection decisions made a negative contribution to relative returns.

  – The Fund suffered from a lack of exposure to Apple, the largest stock in the benchmark, which continued to post strong performance. We do not believe Apple qualifies for this Fund, as the technology giant does not derive revenues from impactful product and services.

  – The share price of Grupo Financiero Banorte, a large Mexican bank, was affected by fears that emerging market banks would be shattered by the impact of the pandemic, as well as weak market expectations regarding the current administration and the Mexican economy.

  – KasikornBank was hit by fears that the banking sector, especially in emerging markets, would not be strong enough to survive the COVID-19 crisis. We believe that the Thai bank has a relatively strong balance sheet in comparison to its peers.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Engage For Impact Fund

Portfolio highlights

•  Takeda is one of the top 10 global pharmaceutical companies. The company has a balanced product portfolio that includes Entyvio, ADHD and IVIG. Investor frustration about the surprise $60 billion Shire acquisition resulted in a depressed valuation. We believe concerns around the ability to grow the plasma business in line with the market and to improve historically weak research and development (R&D) productivity are more than priced in. We see the potential for upside surprises on both fronts. Although the company's financial leverage remains elevated, we see a clear path to deleveraging within the next three years, even without additional divestitures of non-core assets. Takeda's Access to Medicine (AtM) is very strong, as evidenced by a # 5 rank in the 2018 Access to Medicine Index. With the integration of Shire, Takeda is able to expand its AtM strategy to include rare diseases. Takeda has formulated "Vision 2025," a strategy for sustainable growth with clear performance targets.

•  Infineon's technology and strategy are centered on the efficient use of energy, environmentally friendly mobility, and security in a connected world. With Infineon's products focused on energy efficiency, alternative energy generation and LED-related offerings, the company has capitalized on the opportunities presented by the growing market for clean technologies. The company's semiconductors make end products more energy efficient during their lifetimes, and thus make an essential contribution to the improvement of the environmental footprint. Infineon exited from the low quality and volatile DRAM business, together with the volatile and R&D-intensive wireless and wireline businesses. Today, 90% of Infineon's sales come from the far higher quality automotive, industrial power control (IPC) and power management & multimarket (PMM) divisions, which benefit from lower capital intensity and volatility of earnings. In both markets, Infineon is one of the market leaders.

•  Trimble's core technologies in connectivity and data analytics enable customers to enhance safety and compliance, to improve productivity and quality, and to reduce the environmental impact of customers' applications. Trimble also creates impact by helping its customers manage water resources, mainly in the agriculture, construction, geospatial and transportation industries. Trimble has generated positive organic growth in all but two of the past 20 years, and converts over 100% of adjusted net income to free cash flow (6% of sales). Trimble is also relatively unique among its peers in that it can leverage a strong market position in technology hardware. As customers try to tie together the physical and digital worlds, Trimble appears to have an advantage. The company is transitioning to a more software-centric business with improved margins, as well as more reliable and visible revenue growth.

The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2020. The views and opinions in the letter were current as of August 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Engage For Impact Fund

Average annual total returns for periods ended 06/30/20 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class P2	(3.77)%	4.19%
MSCI All Country World Index (net)	2.11	13.66

The annualized gross and net expense ratios, respectively, for Class P shares as in the October 28, 2019 prospectus were as follows: Class P—3.87% and 0.85%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2020, do not exceed 0.85% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Engage For Impact Fund is October 24, 2018. Benchmark's inception return is based on Class P inception date.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Engage For Impact Fund

Illustration of an assumed investment of $2,000,000 in Class P shares (unaudited)

The following graph depicts the performance of UBS Engage For Impact Fund Class P shares versus the MSCI All Country World Index (net) from October 24, 2018, the inception date of Class P, through June 30, 2020. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Engage For Impact Fund Class P vs. MSCI All Country World Index (net)

Wealth value with dividends reinvested. Initial investment for Class P shares as of October 24, 2018 = $2,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Engage For Impact Fund

Portfolio statistics—June 30, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Takeda Pharmaceutical Co. Ltd.	3.6%
Infineon Technologies AG	3.2
Linde PLC	3.1
Trimble, Inc.	3.1
Conagra Brands, Inc.	3.0
Prysmian SpA	2.8
Incyte Corp.	2.7
Koninklijke Ahold Delhaize N.V.	2.7
Aptiv PLC	2.6
Genmab A/S	2.5
Total	29.3%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	49.0%
Japan	7.5
Germany	7.1
China	5.6
Denmark	4.7
Total	73.9%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Industry diversification—June 30, 2020 (unaudited)1

Common stocks	Percentage of net assets
Auto components	4.6%
Banks	9.4
Biotechnology	8.2
Building products	2.9
Chemicals	5.5
Commercial services & supplies	1.7
Distributors	2.5
Diversified consumer services	1.7
Electrical equipment	2.8
Electronic equipment, instruments & components	6.9
Equity real estate investment trusts	2.3
Food & staples retailing	2.6
Food products	6.0
Health care equipment & supplies	6.6
Health care providers & services	1.1
Machinery	1.9
Metals & mining	1.4
Oil, gas & consumable fuels	3.6
Pharmaceuticals	7.2
Road & rail	3.5
Semiconductors & semiconductor equipment	7.0
Software	2.2
Wireless telecommunication services	2.4
Total common stocks	94.0%
Preferred stocks	1.9
Short-term investments	3.2
Investment of cash collateral from securities loaned	2.0
Total investments	101.1%
Liabilities in excess of other assets	(1.1)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Portfolio of Investments

June 30, 2020

	Number of shares	Value
Common stocks: 94.0%
Austria: 2.0%
Erste Group Bank AG*	21,998	$519,543
China: 5.6%
China Mengniu Dairy Co. Ltd.	102,000	391,127
China Mobile Ltd.	95,000	641,445
New Oriental Education & Technology Group, Inc., ADR*	3,400	442,782
		1,475,354
Denmark: 4.7%
Genmab A/S*	1,949	657,189
H Lundbeck A/S	15,067	569,298
		1,226,487
Germany: 5.2%
Continental AG*	5,313	522,328
Infineon Technologies AG	36,155	847,190
		1,369,518
Indonesia: 1.7%
Bank Mandiri Persero Tbk. PT	1,304,700	453,031
Ireland: 1.2%
Kingspan Group PLC	4,988	322,007
Italy: 2.8%
Prysmian SpA	31,715	735,735
Japan: 7.5%
Sumitomo Mitsui Financial Group, Inc.	21,800	615,235
Takeda Pharmaceutical Co. Ltd.	25,953	932,438
West Japan Railway Co.	7,400	415,058
		1,962,731
Mexico: 1.8%
Grupo Financiero Banorte SAB de CV, Class O	139,050	482,284
Netherlands: 2.7%
Koninklijke Ahold Delhaize N.V.	25,574	696,995
New Zealand: 1.4%
Fisher & Paykel Healthcare Corp. Ltd.	15,582	358,959
Norway: 2.3%
Equinor ASA	41,122	592,390
Portugal: 1.4%
Galp Energia SGPS SA	30,670	355,771
Switzerland: 1.8%
Alcon, Inc.*	8,357	480,187
Thailand: 1.5%
Kasikornbank PCL	132,600	400,846
United Kingdom: 4.6%
Linde PLC	3,889	824,896
Spectris PLC	12,440	388,533
		1,213,429
	Number of shares	Value
Common stocks—(concluded)
United States: 45.8%
Abbott Laboratories	5,781	$528,557
AGCO Corp.	9,024	500,471
Aptiv PLC	8,652	674,164
Bunge Ltd.	9,373	385,511
Conagra Brands, Inc.	22,429	788,828
Digital Realty Trust, Inc.	4,319	613,773
Ecolab, Inc.	3,126	621,918
Elanco Animal Health, Inc.*	17,942	384,856
Incyte Corp.*	6,935	721,032
IPG Photonics Corp.*	3,898	625,200
Ironwood Pharmaceuticals, Inc.*	53,355	550,624
Laboratory Corp. of America Holdings*	1,794	298,001
LivaNova PLC*	7,635	367,473
LKQ Corp.*	24,800	649,760
Lyft, Inc., Class A1	15,070	497,461
Masco Corp.	8,528	428,191
Micron Technology, Inc.*	9,020	464,710
Mirati Therapeutics, Inc.*	1,936	221,033
Sims Ltd.	68,807	382,423
Stericycle, Inc.*	7,791	436,140
Trimble, Inc.*	18,630	804,630
Universal Display Corp.	3,465	518,433
VMware, Inc., Class A*,1	3,662	567,098
		12,030,287
Total common stocks (cost $24,436,810)		24,675,554
Preferred stocks: 1.9%
Germany: 1.9%
Henkel AG & Co. KGaA (cost $547,945)	5,492	512,369
Short-term investments: 3.2%
Investment companies: 3.2%
State Street Institutional U.S. Government Money Market Fund, 0.28%[2] (cost $837,454)	837,454	837,454
Investment of cash collateral from securities loaned: 2.0%
Money market funds: 2.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%[2] (cost $508,613)	508,613	508,613
Total investments (cost $26,330,822)—101.1%		26,533,990
Liabilities in excess of other assets: (1.1)%		(292,890)
Net assets: 100.0%		$26,241,100

UBS Engage For Impact Fund

Portfolio of Investments

June 30, 2020

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$13,397,826	$11,277,728	$—	$24,675,554
Preferred stocks	—	512,369	—	512,369
Short-term investments	—	837,454	—	837,454
Investment of cash collateral from securities loaned	—	508,613	—	508,613
Total	$13,397,826	$13,136,164	$—	$26,533,990

At June 30, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at June 30, 2020.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio performance

For the 12 months ended June 30, 2020, Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned -2.73% (Class A shares returned -8.06% after the deduction of the maximum sales charge), while Class P shares returned -2.40%. The Fund's new benchmark, (MSCI ACWI ex-US Index) (the "Index"), returned -4.80%. For comparison purposes, the Fund's previous benchmark, the MSCI World ex USA Index (net), returned -5.42%.1 (Class P shares have lower expenses than the other share class in the series. Returns for all share classes over various time periods are shown on page 51; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark during the reporting period. This was driven by a combination of sector allocation and, to a lesser extent, stock selection within sectors.

Portfolio performance summary2

What worked:

•  Stock selection in the energy, financials and consumer staples sectors contributed to performance.

•  Genmab signed a broad collaboration agreement with AbbVie to develop and commercialize three of Genmab's candidates for future differentiated antibody therapeutics for cancer. The collaboration combines Genmab's world-class discovery and development engine with AbbVie's deep clinical expertise and global commercial leadership in hematological cancers.

•  ASML is the dominant supplier of lithography equipment and the sole supplier of Extreme Ultraviolet (EUV) lithography equipment used in the manufacturing process for semiconductors. Despite disturbances from the US-China trade war and, later in 2020, the COVID-19 pandemic, the company maintained strong results.

•  While electronics manufacturing and the release of new movies was impacted by COVID-19 restrictions, Sony's games division overall benefited in this environment, notably its gaming division. Also, Sony announced the split of its remaining electronics business from its headquartering, which is simplifying its corporate structure.

•  The Fund's average overweight to health care and underweight to energy contributed the most to relative performance.

What didn't work:

•  Stock selection in the health care, information technology and consumer discretionary sectors detracted from performance during the reporting period.

  – Axis Bank's share price fell during the reporting period on fears over the Indian banking sector's stability. Although Axis Bank missed the market's estimates for the first quarter of 2020, its net profit rose 95%. We continue to hold this stock.

  – Not owning social media giant Tencent in the portfolio was detrimental to performance relative to the benchmark. Tencent is a large component of the benchmark and performed well over the period.

  – Along with the rest of the sector, Erste Group Bank's share price plunged over worries about bad debt books and financial system instability during the pandemic. We continue to hold this stock.

1  Effective October 28, 2019, the MSCI ACWI ex-US Index replaced MSCI World ex USA Index (net) as the Fund's primary benchmark because it more closely aligns with the Fund's investment strategy.

2  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS International Sustainable Equity Fund

•  In terms of sector allocation, an average underweight to consumer discretionary and an average overweight to consumer staples slightly detracted from relative performance.

Portfolio highlights

•  Sony is a conglomerate engaged in the production of various kinds of electronic equipment and production and licensing of music and films. Sony has transformed its business portfolio significantly over several years. We believe the company will be able to grow its earnings in a sustainable way for the next three- to five-years. Keys to achieving this are its game and network services segment and the successful launch of PS5. The restructuring of its Mobile Communication and Pictures businesses is also very important. There is clearly a positive sign in Pictures as it has had higher movie successes in the last few years. Sony has the top-rated score based on our sustainability model, lifted by its environmental efficiency.

•  Royal Ahold Delhaize is Dutch food retailer with a major US presence (€14.5 billlion of sales, 60% of company revenue), and market leading positions in the Netherlands and Belgium. The company operates through supermarkets with a total of over 6,750 stores. An estimated 25% of its total food sales comes from healthy products. While the company operates in a highly competitive industry where cost control, location and engagement are key, we continue to see potential in the company. Royal Ahold Delhaize has held its ground against competitive disruptions in the US from online retail and hard discounters and remains the dominant player in the Netherlands. Royal Ahold Delhaize conducts ESG materiality assessments on a yearly basis, and we continue to engage with them on their sustainability priorities, including healthy eating, waste reduction and greater transparency.

•  Takeda is one of the 10 largest global pharmaceutical companies with a balanced product portfolio. Investor frustration around the surprise $60 billion Shire acquisition resulted in a depressed valuation. At current levels, we believe concerns around the ability to grow the plasma business in-line with the market and to improve historically weak research and development (R&D) productivity are more than priced in to its share price, and see the potential for upside surprises on both fronts. Although its financial leverage remains elevated, we see a clear path to deleveraging within the next three years, even without additional divestitures of non-core assets. Their Access to Medicine (AtM) is very strong, as evidenced by a #5 rank in the 2018 Access to Medicine Index. With the integration of Shire, Takeda is able to expand its AtM strategy to include rare diseases. Takeda has formulated "Vision 2025" as outlining its strategy for sustainable growth with clear performance targets.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2020. The views and opinions in the letter were current as of August 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS International Sustainable Equity Fund

Average annual total returns for periods ended 06/30/20 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.73)%	1.76%	5.84%
Class P2	(2.40)	2.03	6.10
After deducting maximum sales charge
Class A1	(8.06)%	0.62%	5.23%
MSCI World ex USA Index (net)[3]	(5.42)	2.01	5.43
MSCI ACWI ex-US Index[4]	(4.80)	2.26	4.97

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class A—1.53% and 1.25%; Class P—1.26% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Effective October 28, 2019, the MSCI ACWI ex-US Index replaced MSCI World ex USA Index (net) as the Fund's primary benchmark because it more closely aligns with the Fund's investment strategy

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $2,000,000 in Class P shares (unaudited)

The following graphs depict the performance of UBS International Sustainable Equity Fund Class A and Class P shares versus the MSCI World ex USA Index (net) and MSCI ACWI ex-US Index over the 10 years ended June 30, 2020. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS International Sustainable Equity Fund Class A vs. MSCI World ex USA Index (net) and MSCI ACWI ex-US Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2010 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS International Sustainable Equity Fund Class P vs. MSCI World ex USA Index (net) and MSCI ACWI ex-US Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2010 = $2,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Portfolio statistics—June 30, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Sony Corp.	3.4%
Koninklijke Ahold Delhaize N.V.	2.8
Alibaba Group Holding Ltd., ADR	2.7
Takeda Pharmaceutical Co. Ltd.	2.5
ASML Holding N.V.	2.4
Nintendo Co. Ltd.	2.1
Ping An Insurance Group Co. of China Ltd., H Shares	2.1
Kao Corp.	2.0
LG Chem Ltd.	2.0
SAP SE	2.0
Total	24.0%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Japan	23.1%
United Kingdom	11.7
China	7.3
Germany	6.3
Netherlands	6.1
Total	54.5%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Industry diversification—June 30, 2020 (unaudited)1

Common stocks	Percentage of net assets
Auto components	1.8%
Automobiles	0.8
Banks	6.0
Biotechnology	2.9
Chemicals	4.5
Commercial services & supplies	1.1
Construction & engineering	0.6
Construction materials	1.0
Diversified financial services	2.8
Diversified telecommunication services	3.0
Electrical equipment	0.8
Electronic equipment, instruments & components	1.3
Energy equipment & services	0.5
Entertainment	3.8
Equity real estate investment trusts	1.2
Food & staples retailing	2.8
Food products	2.4
Health care equipment & supplies	4.9
Household durables	3.4
Insurance	8.7
Internet & direct marketing retail	5.4
IT services	0.6
Machinery	3.3
Oil, gas & consumable fuels	4.3
Paper & forest products	0.9
Personal products	5.3
Pharmaceuticals	6.2
Real estate management & development	1.1
Road & rail	0.5
Semiconductors & semiconductor equipment	6.2
Software	3.6
Textiles, apparel & luxury goods	0.5
Trading companies & distributors	3.0
Wireless telecommunication services	2.8
Total common stocks	98.0%
Preferred stocks	1.1
Short-term investments	2.0
Total investments	101.1%
Liabilities in excess of other assets	(1.1)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2020

	Number of shares	Value
Common stocks: 98.0%
Australia: 2.3%
Brambles Ltd.	311,602	$2,362,688
Mirvac Group	1,688,974	2,551,368
		4,914,056
Austria: 1.0%
Erste Group Bank AG*	88,960	2,101,032
Belgium: 2.3%
Galapagos N.V.*	9,849	1,942,935
KBC Group N.V.	50,281	2,888,703
		4,831,638
China: 7.3%
Alibaba Group Holding Ltd., ADR*	26,649	5,748,189
China Mobile Ltd.	420,000	2,835,863
Ping An Insurance Group Co. of China Ltd., H Shares	436,500	4,351,463
Prosus N.V.*	27,189	2,535,032
		15,470,547
Denmark: 3.4%
Genmab A/S*	12,067	4,068,908
H Lundbeck A/S	84,168	3,180,238
		7,249,146
Finland: 2.6%
Neste Oyj	88,001	3,456,332
Sampo Oyj, Class A	59,548	2,052,606
		5,508,938
France: 1.8%
Ubisoft Entertainment SA*	44,500	3,685,063
Germany: 5.2%
Continental AG*	20,908	2,055,491
HUGO BOSS AG	33,056	1,001,789
Infineon Technologies AG	158,735	3,719,507
SAP SE	29,889	4,178,165
		10,954,952
Hong Kong: 1.1%
Sun Hung Kai Properties Ltd.	182,500	2,331,479
India: 2.3%
Axis Bank Ltd., GDR	68,783	1,836,676
Infosys Ltd., ADR	133,799	1,292,498
Mahindra & Mahindra Ltd., GDR	264,882	1,753,519
		4,882,693
Indonesia: 2.8%
Bank Central Asia Tbk. PT	2,025,100	4,051,822
Bank Mandiri Persero Tbk. PT	5,202,500	1,806,463
		5,858,285
	Number of shares	Value
Common stocks—(continued)
Italy: 4.0%
Banca Mediolanum SpA	452,292	$3,255,007
Infrastrutture Wireless Italiane SpA[1]	335,597	3,368,814
Prysmian SpA	73,806	1,712,175
		8,335,996
Japan: 23.1%
Hoya Corp.	38,100	3,648,417
Inpex Corp.	191,800	1,197,649
ITOCHU Corp.	108,200	2,341,212
Kao Corp.[2]	53,600	4,253,579
Kissei Pharmaceutical Co. Ltd.	52,482	1,325,919
Kubota Corp.[2]	179,200	2,680,606
Nabtesco Corp.[2]	94,500	2,924,507
Nintendo Co. Ltd.	9,900	4,425,979
Nippon Telegraph & Telephone Corp.	130,500	3,040,576
ORIX Corp.	214,800	2,667,226
Shin-Etsu Chemical Co. Ltd.	31,000	3,638,206
SoftBank Group Corp.	61,900	3,121,472
Sony Corp.	102,400	7,068,685
Takeda Pharmaceutical Co. Ltd.	148,561	5,337,490
West Japan Railway Co.	18,700	1,048,864
		48,720,387
Mexico: 1.0%
Cemex SAB de CV, ADR	726,800	2,093,184
Netherlands: 6.1%
ASML Holding N.V.	13,616	4,980,908
Koninklijke Ahold Delhaize N.V.	214,329	5,841,334
NXP Semiconductors N.V.	17,404	1,984,752
		12,806,994
New Zealand: 1.2%
Fisher & Paykel Healthcare Corp. Ltd.	111,963	2,579,268
Norway: 2.0%
Equinor ASA	160,895	2,317,800
Mowi ASA	98,045	1,868,900
		4,186,700
Portugal: 1.0%
Galp Energia SGPS SA	175,765	2,038,871
South Africa: 1.5%
Naspers Ltd., N Shares	17,082	3,139,335
South Korea: 5.0%
LG Chem Ltd.	10,152	4,189,517
LG Household & Health Care Ltd.	2,426	2,719,084
Samsung Engineering Co. Ltd.*	131,852	1,358,903
SK Hynix, Inc.	32,109	2,292,533
		10,560,037
Sweden: 0.8%
Hexpol AB*	225,388	1,681,822

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2020

	Number of shares	Value
Common stocks—(concluded)
Switzerland: 4.6%
Alcon, Inc.*	49,315	$2,833,602
Nestle SA (Registered)	28,855	3,199,172
Zurich Insurance Group AG	10,333	3,661,295
		9,694,069
United Kingdom: 11.7%
Ashtead Group PLC	116,615	3,933,780
GlaxoSmithKline PLC	155,070	3,132,365
Mondi PLC	101,697	1,902,240
Prudential PLC	273,501	4,121,130
Sage Group PLC/The	404,170	3,354,989
Spectris PLC	91,107	2,845,506
Unilever N.V.	76,634	4,085,949
Weir Group PLC/The	94,902	1,247,132
		24,623,091
United States: 3.9%
Aon PLC, Class A	21,382	4,118,173
Aptiv PLC	21,037	1,639,203
LivaNova PLC*	25,000	1,203,250
Schlumberger Ltd.	62,747	1,153,918
		8,114,544
Total common stocks (cost $201,535,379)		206,362,127
	Number of shares	Value
Preferred stocks: 1.1%
Germany: 1.1%
Henkel AG & Co. KGaA (cost $2,514,164)	25,096	$2,341,298
Short-term investments: 2.0%
Investment companies: 2.0%
State Street Institutional U.S. Government Money Market Fund, 0.28%[3] (cost $4,228,261)	4,228,261	4,228,261
Total investments (cost $208,277,804)—101.1%		212,931,686
Liabilities in excess of other assets: (1.1)%		(2,411,754)
Net assets: 100.0%		$210,519,932

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$22,483,616	$183,878,511	$—	$206,362,127
Preferred stocks	—	2,341,298	—	2,341,298
Short-term investments	—	4,228,261	—	4,228,261
Total	$22,483,616	$190,448,070	$—	$212,931,686

At June 30, 2020, there were no transfers in or out of Level 3.

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2020

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $3,368,814, represented 1.6% of the Fund's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at June 30, 2020.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2020, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 9.33% (Class A shares returned 3.33% after the deduction of the maximum sales charge), while Class P shares returned 9.62%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 3.48% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 61; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance was driven primarily by successful stock selection decisions.

Portfolio performance summary1

What worked:

•  Stock selection within the health care sector made a positive contribution to Fund performance during the 12 months ended June 30, 2020.

  – Moderna, a clinical stage biotechnology company focused on the development of messenger RNA therapeutics and vaccines, outperformed based on its potential leadership position in developing a COVID-19 vaccine. We sold the stock during the reporting period.

  – Teladoc Health, a comprehensive virtual healthcare service provider, benefited from the potential of telemedicine to treat COVID-19 patients, as well as patients who would prefer not to risk going to a doctor's office. We sold the stock after the reporting period.

•  Several information technology stocks also benefited performance during the 12-month period.

  – Cloudflare is a designer and developer of application software for network security, reliability and performance optimization. The company performed strongly as the COVID-19 global pandemic accelerated enterprises' shift to the cloud, which increased demand for the company's services. (For details, see "Portfolio highlights.")

  – Shares of Wix.com, a cloud-based website creation platform, advanced after the company saw accelerated demand for its solutions due to the COVID-19 global pandemic. (For details, see "Portfolio highlights.")

•  Other stock selection decisions that were positive for performance included Chegg.

  – Chegg, an online educational platform, saw its shares rise after reporting strong first quarter results, which benefited from good student engagement and a tightening of account sharing policies. (For details, see "Portfolio highlights.")

What didn't work:

•  Certain stock selection decisions made a negative contribution to Fund returns during the 12-month period.

  – PROS Holdings, a developer of pricing and revenue optimization software, saw its shares fall during the period on concern that the upheaval in global airline travel due to the ongoing COVID-19 pandemic will slow new business growth going forward. We sold the stock during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

  – Quidel, a developer and manufacturer of diagnostic healthcare products, outperformed due to growth in the company's rapid flu immunoassay products. Quidel also benefited from the receipt of FDA Emergency Use Authorization to market its rapid point of care COVID-19 antigen diagnostic test. Quidel was a negative contributor to performance relative to the benchmark as the Fund did not own any shares in this company during the reporting period.

  – Webster Financial is a bank holding company that offers a wide range of financial services throughout southern New England and eastern New York State, and is a player in the U.S. Health Savings Account market. The company's stock price declined during the reporting period primarily due to investors' concern about the abrupt shutdown in economic activity in the bank's major regions of operations due to the COVID-19 pandemic. We continue to hold this stock.

•  Several industrial stocks detracted from relative returns.

  – Chart Industries, a global manufacturer of equipment used in the production, storage, and end-use of hydrocarbon and industrial gases, underperformed following the dramatic fall in oil prices around the world. We continue to hold this stock.

  – Woodward, a designer and manufacturer of energy control systems and components for aircraft and industrial engines, underperformed. The COVID-19 pandemic resulted in a significant weakening of its commercial aerospace end market customers, which may lead to reduced or cancelled order activity across many of the new Airbus and Boeing planes for which Woodward provides content. We sold the stock during the reporting period.

Portfolio highlights

•  Wix.com is a web platform that enables businesses, organizations, professionals and individuals to develop customized websites and applications. The company's rapid growth is being driven by the continued move online by small and medium-sized businesses (SMB). Wix.com provides SMBs with an easy to use web design solution that incorporates full e-commerce capabilities.

•  Chegg is a leading student-first connected learning platform designed to improve student outcomes. The company operates an integrated platform of educational services that are connected, online, on-demand, personalized, adaptive, affordable and backed up by human help. Chegg benefited from increased subscriber growth and higher average revenue per user as colleges increased the number of classes offered online.

•  Avalara provides a comprehensive suite of tax compliance software that helps businesses address complex and rapidly changing tax regulations. The company's software automates tax determinations in real-time with technology that is focused on transaction taxes: sales, excise, communications, lodging, VAT and tariffs. Customers range from Fortune 100 companies to small and medium-sized businesses (SMBs). We believe that Avalara has multiple growth opportunities, including a push both up- and downstream from its current focus on the SMB segment, expansion into international tax calculations, the introduction of additional tax compliance modules and further gains in automation.

UBS U.S. Small Cap Growth Fund

•  Cloudflare designs and develops application software that enhances network security, optimizes performance and increases reliability. We believe Cloudflare is well-positioned to grow as the company continues to replace on-premises equipment with cloud-based software solutions.

•  Generac is a manufacturer of backup power generation products for the residential, light commercial and industrial markets. The company is executing well with a favorable backdrop for sales. Opportunities for upside include a recovery in the energy sector; interest from the telecom market, whose national account customers are interested in protecting the uptime of their network; as well as power outages ahead of current baseline expectations.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2020. The views and opinions in the letter were current as of August 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 06/30/20 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	9.33%	8.31%	15.21%
Class P2	9.62	8.59	15.51
After deducting maximum sales charge
Class A1	3.33%	7.10%	14.55%
Russell 2000 Growth Index[3]	3.48	6.86	12.92

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class A—1.58% and 1.25%; Class P—1.31% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2020, do not exceed 1.24% for Class A shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $2,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS U.S. Small Cap Growth Fund Class A and Class P versus the Russell 2000 Growth Index over the 10 years ended June 30, 2020. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Small Cap Growth Fund Class A vs. Russell 2000 Growth Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2010 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS U.S. Small Cap Growth Fund Class P vs. Russell 2000 Growth Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2010 = $2,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Portfolio statistics—June 30, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Wix.com Ltd.	2.2%
Chegg, Inc.	2.1
Avalara, Inc.	2.0
Staar Surgical Co.	2.0
Cloudflare, Inc., Class A	2.0
Generac Holdings, Inc.	1.9
Grocery Outlet Holding Corp.	1.8
Universal Display Corp.	1.7
QTS Realty Trust, Inc., Class A	1.7
LHC Group, Inc.	1.7
Total	19.1%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	94.3%
Israel	2.2
Canada	2.0
Switzerland	1.2
Netherlands	0.8
Total	100.5%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Industry diversification—June 30, 2020 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	1.6%
Banks	1.5
Biotechnology	17.6
Building products	0.4
Chemicals	0.7
Commercial services & supplies	2.4
Construction & engineering	1.4
Distributors	1.3
Diversified consumer services	2.1
Diversified telecommunication services	1.0
Electrical equipment	3.0
Entertainment	1.0
Equity real estate investment trusts	2.1
Food & staples retailing	4.6
Health care equipment & supplies	5.2
Health care providers & services	1.7
Health care technology	4.6
Hotels, restaurants & leisure	3.9
Insurance	0.6
Internet & direct marketing retail	0.8
IT services	2.8
Life sciences tools & services	5.7
Machinery	4.0
Multiline retail	1.3
Oil, gas & consumable fuels	0.2
Paper & forest products	1.4
Road & rail	1.4
Semiconductors & semiconductor equipment	7.4
Software	10.8
Specialty retail	1.9
Textiles, apparel & luxury goods	1.0
Thrifts & mortgage finance	0.8
Trading companies & distributors	0.6
Total common stocks	96.8%
Exchange traded funds	0.4
Short-term investments	3.2
Investment of cash collateral from securities loaned	5.4
Total investments	105.8%
Liabilities in excess of other assets	(5.8)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Portfolio of Investments

June 30, 2020

	Number of shares	Value
Common stocks: 96.8%
Aerospace & defense: 1.6%
Mercury Systems, Inc.*	23,911	$1,880,839
Banks: 1.5%
National Bank Holdings Corp., Class A	32,433	875,691
Webster Financial Corp.	29,113	832,923
		1,708,614
Biotechnology: 17.6%
ADC Therapeutics SA*	9,854	461,266
Adverum Biotechnologies, Inc.*	61,501	1,284,141
Allogene Therapeutics, Inc.*,1	20,355	871,601
Arena Pharmaceuticals, Inc.*	11,667	734,438
Argenx SE, ADR*	3,873	872,316
Avrobio, Inc.*	32,507	567,247
Bridgebio Pharma, Inc.*,1	21,852	712,594
CareDx, Inc.*	42,865	1,518,707
Castle Biosciences, Inc.*	19,196	723,497
CRISPR Therapeutics AG*,1	12,600	925,974
Dicerna Pharmaceuticals, Inc.*	35,949	913,105
Fate Therapeutics, Inc.*	22,447	770,156
Fusion Pharmaceuticals, Inc.*	21,785	380,584
Generation Bio Co.*	3,354	70,434
Gritstone Oncology, Inc.*	42,369	281,330
IGM Biosciences, Inc.*	8,637	630,501
Immunomedics, Inc.*,1	20,861	739,314
Iovance Biotherapeutics, Inc.*	18,677	512,684
Legend Biotech Corp., ADR*	3,200	136,192
Magenta Therapeutics, Inc.*	71,969	540,487
MeiraGTx Holdings PLC*	44,317	554,849
Momenta Pharmaceuticals, Inc.*	31,150	1,036,360
ORIC Pharmaceuticals, Inc.*	1,596	53,833
Repare Therapeutics, Inc.*	22,829	708,155
Sage Therapeutics, Inc.*	17,661	734,344
Twist Bioscience Corp.*	20,300	919,590
Vir Biotechnology, Inc.*	18,877	773,391
Xencor, Inc.*,1	21,269	688,903
Xenon Pharmaceuticals, Inc.*	44,671	560,174
Zymeworks, Inc.*	18,212	656,907
		20,333,074
Building products: 0.4%
AZEK Co., Inc./The*	12,900	410,994
Chemicals: 0.7%
Ingevity Corp.*	15,135	795,647
Commercial services & supplies: 2.4%
Casella Waste Systems, Inc., Class A*	24,559	1,280,015
IAA, Inc.*	37,773	1,456,905
		2,736,920
Construction & engineering: 1.4%
MasTec, Inc.*,1	35,319	1,584,764
Distributors: 1.3%
Pool Corp.	5,356	1,456,136
	Number of shares	Value
Common stocks—(continued)
Diversified consumer services: 2.1%
Chegg, Inc.*	35,334	$2,376,565
Diversified telecommunication services: 1.0%
Vonage Holdings Corp.*	119,003	1,197,170
Electrical equipment: 3.0%
Generac Holdings, Inc.*	17,821	2,172,915
Regal Beloit Corp.	15,204	1,327,613
		3,500,528
Entertainment: 1.0%
Glu Mobile, Inc.*	124,532	1,154,412
Equity real estate investment trusts: 2.1%
QTS Realty Trust, Inc., Class A1	30,462	1,952,309
Ryman Hospitality Properties, Inc.	14,958	517,547
		2,469,856
Food & staples retailing: 4.6%
BJ's Wholesale Club Holdings, Inc.*	49,158	1,832,118
Grocery Outlet Holding Corp.*	51,670	2,108,136
Performance Food Group Co.*	46,798	1,363,694
		5,303,948
Health care equipment & supplies: 5.2%
AtriCure, Inc.*	33,213	1,492,924
Haemonetics Corp.*	5,667	507,536
Inari Medical, Inc.*	1,961	94,991
Penumbra, Inc.*	574	102,643
Staar Surgical Co.*	36,970	2,275,134
Tandem Diabetes Care, Inc.*	15,562	1,539,393
		6,012,621
Health care providers & services: 1.7%
LHC Group, Inc.*	11,037	1,923,970
Health care technology: 4.6%
Inspire Medical Systems, Inc.*	19,159	1,667,216
Livongo Health, Inc.*	24,175	1,817,718
Tabula Rasa HealthCare, Inc.*,1	23,815	1,303,395
Teladoc Health, Inc.*	2,854	544,658
		5,332,987
Hotels, restaurants & leisure: 3.9%
Churchill Downs, Inc.	10,712	1,426,303
Planet Fitness, Inc., Class A*	17,379	1,052,646
Wendy's Co./The	57,540	1,253,221
Wingstop, Inc.	5,937	825,065
		4,557,235
Insurance: 0.6%
Selectquote, Inc.*	25,263	639,912
Internet & direct marketing retail: 0.8%
Rubicon Project, Inc./The*	136,562	910,869

UBS U.S. Small Cap Growth Fund

Portfolio of Investments

June 30, 2020

	Number of shares	Value
Common stocks—(continued)
IT services: 2.8%
Shift4 Payments, Inc., Class A*	19,331	$686,250
Wix.com Ltd.*	9,912	2,539,653
		3,225,903
Life sciences tools & services: 5.7%
Adaptive Biotechnologies Corp.*	18,890	913,898
Charles River Laboratories International, Inc.*	8,033	1,400,553
NanoString Technologies, Inc.*	52,789	1,549,357
NeoGenomics, Inc.*	43,019	1,332,729
Repligen Corp.*	11,752	1,452,665
		6,649,202
Machinery: 4.0%
Altra Industrial Motion Corp.	41,781	1,331,143
Astec Industries, Inc.	32,771	1,517,625
Chart Industries, Inc.*	22,688	1,100,141
Kadant, Inc.	7,207	718,249
		4,667,158
Multiline retail: 1.3%
Ollie's Bargain Outlet Holdings, Inc.*	14,945	1,459,379
Oil, gas & consumable fuels: 0.2%
Matador Resources Co.*	31,919	271,312
Paper & forest products: 1.4%
Boise Cascade Co.	42,431	1,595,830
Road & rail: 1.4%
Werner Enterprises, Inc.	37,710	1,641,516
Semiconductors & semiconductor equipment: 7.4%
Brooks Automation, Inc.	32,915	1,456,159
Enphase Energy, Inc.*	31,924	1,518,625
Entegris, Inc.	17,874	1,055,460
Lattice Semiconductor Corp.*	42,346	1,202,203
Monolithic Power Systems, Inc.	5,762	1,365,594
Universal Display Corp.	13,198	1,974,685
		8,572,726
Software: 10.8%
Alteryx, Inc., Class A*,1	10,933	1,796,073
Avalara, Inc.*	17,372	2,312,039
Cloudflare, Inc., Class A*	63,038	2,266,216
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Everbridge, Inc.*,1	12,477	$1,726,318
LivePerson, Inc.*,1	37,553	1,555,821
Smartsheet, Inc., Class A*	27,800	1,415,576
Tenable Holdings, Inc.*	49,285	1,469,186
		12,541,229
Specialty retail: 1.9%
National Vision Holdings, Inc.*	51,691	1,577,609
Vroom, Inc.*	11,193	583,603
		2,161,212
Textiles, apparel & luxury goods: 1.0%
PVH Corp.	25,312	1,216,242
Thrifts & mortgage finance: 0.8%
Essent Group Ltd.	24,652	894,128
Trading companies & distributors: 0.6%
Herc Holdings, Inc.*	23,958	736,229
Total common stocks (cost $88,452,248)		111,919,127
Exchange traded funds: 0.4%
iShares Russell 2000 Growth ETF[1] (cost $511,217)	2,511	519,450
Short-term investments: 3.2%
Investment companies: 3.2%
State Street Institutional U.S. Government Money Market Fund, 0.28%[2] (cost $3,757,375)	3,757,375	3,757,375
Investment of cash collateral from securities loaned: 5.4%
Money market funds: 5.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%[2] (cost $6,212,859)	6,212,859	6,212,859
Total investments (cost $98,933,699)—105.8%		122,408,811
Liabilities in excess of other assets: (5.8)%		(6,746,430)
Net assets: 100.0%		$115,662,381

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

UBS U.S. Small Cap Growth Fund

Portfolio of Investments

June 30, 2020

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund's investments. In the event the Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$111,919,127	$—	$—	$111,919,127
Exchange traded funds	519,450	—	—	519,450
Short-term investments	—	3,757,375	—	3,757,375
Investment of cash collateral from securities loaned	—	6,212,859	—	6,212,859
Total	$112,438,577	$9,970,234	$—	$122,408,811

At June 30, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at June 30, 2020.

See accompanying notes to financial statements.

UBS U.S. Sustainable Equity Fund

Portfolio performance

For the 12 months ended June 30, 2020, Class A shares of UBS U.S. Sustainable Equity Fund (the "Fund") returned 2.43% (Class A shares returned -3.20% after the deduction of the maximum sales charge), while Class P shares returned 2.70%. The Fund's benchmark, the S&P 500 Index (the "Index"), returned 7.51% over the same time period. (Class P shares have lower expenses than the other share class in the Fund. Returns for all share classes over various time periods are shown on page 71; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed its benchmark primarily due to stock selection decisions. During this challenging time for investors, the Fund's managers maintained their adherence to their price-to-intrinsic-value philosophy.

Portfolio performance summary1

What worked:

• Several stock selection decisions contributed positively to Fund performance during the 12 months ended June 30, 2020.

  – Carnival was the top performer for the reporting period. The company's share price continued to increase in the second quarter of 2020 after a sharp decline in March, as investors gradually regained trust in the company's resilience during the pandemic. Carnival plans to sell 13 ships in the near term in order to reduce its cash burn in the coming year. It seeks to purchase a more efficient fleet on the other end, both in terms of profitability—the new ships will be 10% larger—and carbon footprint. We sold out of the Fund's position in pursuit of other opportunities.

  – Digital Realty Trust outperformed due to the company's higher resilience to the effects of the coronavirus outbreak. The company did not experience any major delays in its construction timelines. In addition, it has agreements in place with major contractors across its top markets. We sold the stock during the reporting period, after it reached our estimate for fair value.

  – Best Buy is a traditional retailer that has been able to manage the Amazon threat and continue to thrive. The company benefited from building up its online capability, and from providing high touch service as many customers needed to enhance their work-from-home capabilities. We added to the position on the weakness during the first quarter of 2020.

  – Reynolds Consumer Products managed to maintain its share price during the pandemic due to strong fundamentals and its product line of household staples and sanitary items. The company is also positioned to benefit from the increase in at-home dining. (For details, see "Portfolio highlights.")

  – Stericycle was an investment in a management transition. The company had expanded into business areas beyond its expertise. We believed Stericycle would benefit from a stronger commercial focus. As execution improved, the stock price improved as well, and we exited the position as it began to approach fair value.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Sustainable Equity Fund

What didn't work:

• Several stock selection decisions detracted from relative performance during the 12-month period.

  – An underweight to Amazon.com was negative for Fund performance. Unlike traditional retailers, Amazon's shares surged since the beginning of the COVID-19 outbreak. The e-commerce company benefited from the crisis, with first quarter revenues coming in at $75 billion, outpacing 2019 guidance of $69-$73 billion. Market sentiment expects Amazon to seal some of the market share gains that it recorded due to global store closures. We sold the stock during the reporting period.

  – Prudential's share price dropped more than 50% due to concern about the COVID-19 outbreak. The stock market drop impacted company earnings by less than 10%, and Prudential's capital base was strong enough to maintain its dividend. All of the company's funding needs were met through year-end 2021. We maintained our position in the stock.

  – OneSpaWorld's share price declined in line with the rest of the consumer discretionary sector due to the coronavirus outbreak. We closed out the position in an effort to reduce exposure to this stressed sector.

• The decision not to hold certain stocks had a negative impact on relative performance for the 12 months ended June 30, 2020.

  – Apple and Microsoft detracted from relative returns due to the Fund's underweight position in the stocks. Both companies are seen by investors as relative safe havens. Their shares traded higher as concerns grew that the US economic recovery might be postponed by the escalating number of cases of the virus.

Portfolio highlights

•  Ameriprise Financial provides financial planning, asset management and insurance services. The company has achieved double-digit margins in its flagship advice and wealth management business, benefitting from its strategy to carefully manage the success and happiness of its most productive advisors. Ameriprise has shifted its earnings focus away from more capital-intensive insurance and annuity products, and is relying more heavily on asset accumulation and management businesses. This has resulted in strong return on equity (ROE) improvement that we believe should remain fairly stable. Management has expressed confidence that its long-term care (LTC) reserves are sufficient, and says it intends to increase transparency and LTC block characteristics within its public filings.

•  Reynolds Consumer Products is a manufacturer and seller of household products. The company has strong market share in its core categories: bags, wraps and tableware. Reynolds participates in categories where growth should be a bit stronger than gross domestic product (GDP). We believe that its history of innovation will enable the company to maintain or grow market share. Reynolds' focus on efficiency ("Reyvolution") should help it slowly raise profit margins. The company is focused on the sustainability of its products, as well as its environmental footprint.

UBS U.S. Sustainable Equity Fund

•  Marsh & McLennan is an insurance broker operator that is less exposed to the broader macroeconomic issues affecting the financial services sector than its competitors. We believe the company is well positioned to generate solid organic top-line growth, with additional upside should more niche lines of insurance coverage—such as cyber insurance and flood coverage—gain more widespread adoption in the market.

•  Prologis provides real estate investment trust (REIT) services. We believe that the company is uniquely positioned to take advantage of the growth in global e-commerce through its position as the world's largest warehouse/industrial REIT. The company estimates that 2% of global GDP flows through its warehouses.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2020. The views and opinions in the letter were current as of August 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Sustainable Equity Fund

Average annual total returns for periods ended 06/30/20 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.43%	7.09%	12.05%
Class P2	2.70	7.35	12.32
After deducting maximum sales charge
Class A1	(3.20)%	5.88%	11.42%
S&P 500 Index[3]	7.51	10.73	13.99

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses, supplemented from time to time, were as follows: Class A—2.14% and 0.95%; Class P—1.85% and 0.70%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2020, do not exceed 0.95% for Class A shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Sustainable Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $2,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS U.S. Sustainable Equity Fund Class A and Class P shares versus the S&P 500 Index over the 10 years ended June 30, 2020. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Sustainable Equity Fund Class A vs. S&P 500 Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2010 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS U.S. Sustainable Equity Fund Class P vs. S&P 500 Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2010 = $2,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Sustainable Equity Fund

Portfolio statistics and industry diversification—June 30, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Reynolds Consumer Products, Inc.	4.9%
Visa, Inc., Class A	4.7
Marsh & McLennan Cos., Inc.	4.6
Prologis, Inc.	4.3
Costco Wholesale Corp.	4.1
UnitedHealth Group, Inc.	4.0
Ameriprise Financial, Inc.	4.0
Walt Disney Co./The	3.8
Align Technology, Inc.	3.7
Laboratory Corp. of America Holdings	3.6
Total	41.7%

Issuer breakdown by country or territory of origin

Percentage of net assets
United States	97.3%
Netherlands	3.2
Total	100.5%
Common stocks	Percentage of net assets
Airlines	1.3%
Auto components	3.3
Biotechnology	6.0
Capital markets	4.0
Commercial services & supplies	3.5
Consumer finance	2.0
Distributors	2.9
Electronic equipment, instruments & components	3.1
Entertainment	7.4
Equity real estate investment trusts	4.3
Food & staples retailing	4.1
Health care equipment & supplies	3.7
Health care providers & services	7.6
Household durables	2.6
Household products	4.9
Insurance	7.4
IT services	7.5
Life sciences tools & services	3.6
Machinery	3.5
Semiconductors & semiconductor equipment	8.6
Software	3.2
Specialty retail	3.0
Technology hardware, storage & peripherals	2.5
Total common stocks	100.0%
Short-term investments	0.5
Total investments	100.5%
Liabilities in excess of other assets	(0.5)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Sustainable Equity Fund

Portfolio of Investments

June 30, 2020

	Number of shares	Value
Common stocks: 100.0%
Airlines: 1.3%
Southwest Airlines Co.	9,528	$325,667
Auto components: 3.3%
Aptiv PLC	10,696	833,432
Biotechnology: 6.0%
AbbVie, Inc.	8,069	792,215
Incyte Corp.*	6,886	715,937
		1,508,152
Capital markets: 4.0%
Ameriprise Financial, Inc.	6,668	1,000,467
Commercial services & supplies: 3.5%
MSA Safety, Inc.	7,819	894,806
Consumer finance: 2.0%
Synchrony Financial	23,203	514,179
Distributors: 2.9%
LKQ Corp.*	28,051	734,936
Electronic equipment, instruments & components: 3.1%
Trimble, Inc.*	18,075	780,659
Entertainment: 7.4%
Take-Two Interactive Software, Inc.*	6,498	906,926
Walt Disney Co./The	8,769	977,831
		1,884,757
Equity real estate investment trusts: 4.3%
Prologis, Inc.	11,600	1,082,628
Food & staples retailing: 4.1%
Costco Wholesale Corp.	3,393	1,028,792
Health care equipment & supplies: 3.7%
Align Technology, Inc.*	3,428	940,780
Health care providers & services: 7.6%
Laboratory Corp. of America Holdings*	5,481	910,449
UnitedHealth Group, Inc.	3,452	1,018,167
		1,928,616
Household durables: 2.6%
Mohawk Industries, Inc.*	6,405	651,773
Household products: 4.9%
Reynolds Consumer Products, Inc.	35,671	1,239,211
	Number of shares	Value
Common stocks—(concluded)
Insurance: 7.4%
Marsh & McLennan Cos., Inc.	10,923	$1,172,802
Prudential Financial, Inc.	11,664	710,338
		1,883,140
IT services: 7.5%
LiveRamp Holdings, Inc.*	16,639	706,658
Visa, Inc., Class A	6,189	1,195,529
		1,902,187
Life sciences tools & services: 3.6%
Bio-Rad Laboratories, Inc., Class A*	2,003	904,334
Machinery: 3.5%
AGCO Corp.	16,207	898,840
Semiconductors & semiconductor equipment: 8.6%
Lam Research Corp.	2,224	719,375
NXP Semiconductors N.V.	7,120	811,965
ON Semiconductor Corp.*	32,085	635,925
		2,167,265
Software: 3.2%
VMware, Inc., Class A*,1	5,191	803,878
Specialty retail: 3.0%
Best Buy Co., Inc.	8,736	762,391
Technology hardware, storage & peripherals: 2.5%
Western Digital Corp.	14,210	627,372
Total common stocks (cost $24,217,891)		25,298,262
Short-term investments: 0.5%
Investment companies: 0.5%
State Street Institutional U.S. Government Money Market Fund, 0.28%[2] (cost $114,616)	114,616	114,616
Total investments (cost $24,332,507)—100.5%		25,412,878
Liabilities in excess of other assets: (0.5)%		(120,759)
Net assets: 100.0%		$25,292,119

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

UBS U.S. Sustainable Equity Fund

Portfolio of Investments

June 30, 2020

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$25,298,262	$—	$—	$25,298,262
Short-term investments	—	114,616	—	114,616
Total	$25,298,262	$114,616	$—	$25,412,878

At June 30, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at June 30, 2020.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Portfolio performance

For the 12 months ended June 30, 2020, Class A shares of UBS Municipal Bond Fund (the "Fund") returned 3.98% (Class A shares returned 1.67% after the deduction of the maximum sales charge), while Class P shares returned 4.24%. For comparison purposes, the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"), returned 4.45%, and the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index returned 5.44% over the same time period. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 77; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return during the reporting period, but underperformed its benchmark. This was partially due to security selection and its positioning in a number of sectors.

Portfolio performance summary1

What worked

•  Yield curve positioning along some portions of the curve contributed to performance. In particular, overweights to the 10, 15 and 20 year portions of the curve were beneficial for performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  Our quality biases were positive in certain ratings categories. An overweight to relatively higher quality A-rated securities was positive for results. Our positioning in securities rated AAA was also positive, as was a small underweight to securities rated BBB.

•  An underweight to the hospital sector and an overweight to the education sector were beneficial for relative results.

What didn't work

•  Allocations to certain portions of the yield curve detracted from performance. Having an overweight allocation to the short end of the municipal yield curve (three years and less) and an underweight to the 22+ year portion of the curve were negative for results relative to the benchmark.

•  An underweight in the power/electric sector and an overweight to the transportation sector detracted from relative performance.

•  An allocation to relatively lower quarter A-rated securities was a headwind for returns. Certain AA-rated holdings were also a drag on returns.

•  Security selection, overall, was a modest headwind for performance.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2020. The views and opinions in the letter were current as of August 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Municipal Bond Fund

Average annual total returns for periods ended 06/30/20 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	3.98%	3.50%	3.15%
Class P3	4.24	3.76	3.41
After deducting maximum sales charge
Class A2	1.67%	3.02%	2.74%
Bloomberg Barclays Municipal Bond Index[4]	4.45	3.93	3.67
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[5]	5.44	3.91	3.60

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class A—1.07% and 0.65%; Class P—0.82% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2020, do not exceed 0.65% for Class A shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 2.25% maximum sales charge) and $2,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Municipal Bond Fund Class A and Class P shares versus the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index from November 10, 2014, which is the inception date of the two classes, through June 30, 2020. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Municipal Bond Fund Class A vs. Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of November 10, 2014 = $9,775

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.25%.

UBS Municipal Bond Fund Class P vs. Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of November 10, 2014 = $2,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Portfolio statistics—June 30, 2020 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Municipal bonds
California	2.0%
Connecticut	8.1
District of Columbia	1.7
Florida	9.0
Georgia	1.7
Illinois	8.2
Maryland	4.5
Massachusetts	2.6
Michigan	2.9
Minnesota	2.6
Mississippi	0.2
Missouri	0.4
Nevada	1.9
New Jersey	3.1
New York	25.1
North Carolina	0.9
Ohio	1.3
Oregon	1.5
Pennsylvania	6.7
Rhode Island	0.9
South Carolina	2.1
Texas	8.9
Virginia	1.1
Washington	1.9
Total municipal bonds	99.3%
Total investments	99.3%
Other assets in excess of liabilities	0.7
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Municipal Bond Fund

Portfolio of Investments

June 30, 2020

	Face amount	Value
Municipal bonds: 99.3%
California: 2.0%
State of California, GO Bonds 5.000%, due 03/01/22	$1,000,000	$1,077,950
5.000%, due 03/01/35	1,000,000	1,331,470
		2,409,420
Connecticut: 8.1%
State of Connecticut Special Tax Revenue, Transportation Infrastructure Revenue Bonds, Series A, 5.000%, due 01/01/30	1,665,000	2,076,238
State of Connecticut, GO Bonds, Series A, 5.000%, due 04/15/25	1,250,000	1,492,575
Series B, 5.000%, due 04/15/25	2,000,000	2,388,120
Series C, 5.000%, due 06/15/23	1,000,000	1,127,260
Series F, 5.000%, due 09/15/25	2,140,000	2,585,056
		9,669,249
District of Columbia: 1.7%
District of Columbia, Series A, 5.000%, due 03/01/31	1,465,000	1,969,443
Florida: 9.0%
Central Florida Expressway Authority, Senior Lien Revenue Bonds, Series B, 5.000%, due 07/01/34	1,000,000	1,166,980
Miami-Dade County Revenue Bonds 5.000%, due 10/01/26	1,000,000	1,220,010
School Board of St. Lucie County, Sales Tax Revenue Bonds, AGM 5.000%, due 10/01/26	1,020,000	1,235,924
School Board of Volusia County, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,152,810
School District of Broward County, COP, Series B, 5.000%, due 07/01/30	2,000,000	2,344,960
School District of Palm Beach County, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,194,170
South Florida Water Management District, COP 5.000%, due 10/01/34	1,000,000	1,187,320
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	1,000,000	1,179,510
		10,681,684
	Face amount	Value
Municipal bonds—(continued)
Georgia: 1.7%
Brookhaven Development Authority, Childrens Healthcare of Atlanta Revenue Bonds, Series A, 5.000%, due 07/01/29	$1,500,000	$1,981,230
Illinois: 8.2%
Chicago O'Hare International Airport Revenue Bonds, Series B, 5.000%, due 01/01/30	1,000,000	1,146,260
Series B, 5.000%, due 01/01/31	1,050,000	1,199,163
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	1,830,000	1,846,031
Series A, 5.000%, due 11/15/26	1,500,000	1,708,200
Illinois Finance Authority Revenue Bonds 5.000%, due 07/01/37	1,000,000	1,271,180
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.000%, due 01/01/27	1,000,000	1,210,950
Railsplitter Tobacco Settlement Authority Revenue Bonds 5.000%, due 06/01/25	1,235,000	1,436,786
		9,818,570
Maryland: 4.5%
County of Anne Arundel MD, Consolidated Water and Sewer, GO Bonds, Series B, 5.000%, due 10/01/38	1,000,000	1,309,100
County of Prince George's MD, GO Bonds, Series A, 5.000%, due 07/15/30	1,000,000	1,352,180
State of Maryland, GO Bonds, Series A, 5.000%, due 08/01/30	1,000,000	1,354,510
Washington Suburban Sanitary Commission, Consolidated Public Improvement Revenue Bonds 5.000%, due 06/01/29	1,000,000	1,318,940
		5,334,730
Massachusetts: 2.6%
The Commonwealth of Massachusetts, GO Bonds, Series A, 5.000%, due 01/01/40	1,500,000	1,869,180
Series B, 5.000%, due 07/01/36	1,000,000	1,280,200
		3,149,380

UBS Municipal Bond Fund

Portfolio of Investments

June 30, 2020

	Face amount	Value
Municipal bonds—(continued)
Michigan: 2.9%
Michigan Finance Authority, Trinity Health Credit Group, Hospital Revenue Bonds, Series A, 5.000%, due 12/01/35	$1,000,000	$1,216,050
Michigan State Building Authority Revenue Bonds, Series I, 5.000%, due 10/15/29	1,800,000	2,229,858
		3,445,908
Minnesota: 2.6%
State of Minnesota, GO Bonds, Series A, 5.000%, due 08/01/33	1,350,000	1,790,127
Series A, 5.000%, due 08/01/36	1,000,000	1,310,690
		3,100,817
Mississippi: 0.2%
Mississippi Business Finance Corp., Gulf Opportunity Zone, Industrial Development (Chevron USA, Inc. Project), Revenue Bonds, Series C, 0.110%, due 12/01/30	200,000	200,000
Series K, 0.110%, due 11/01/35	100,000	100,000
		300,000
Missouri: 0.4%
Missouri State Health & Educational Facilities Authority Educational Facilities Revenue (Washington University) Revenue Bonds, Series B, 0.120%, due 03/01/40	200,000	200,000
Series B, 0.130%, due 09/01/30	300,000	300,000
		500,000
Nevada: 1.9%
County of Clark Department of Aviation, Las Vegas-McCarran International Airport Revenue Bonds, Series C, 5.000%, due 07/01/27	1,815,000	2,253,177
New Jersey: 3.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series AA, 5.000%, due 06/15/27	1,500,000	1,595,835
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	1,000,000	1,153,070
Series E, 5.000%, due 01/01/34	860,000	980,168
		3,729,073
	Face amount	Value
Municipal bonds—(continued)
New York: 25.1%
City of New York, GO Bonds, Series B-1, 5.000%, due 10/01/42	$1,200,000	$1,493,556
Subseries F-1, 5.000%, due 04/01/34	1,100,000	1,363,835
Subseries F-1, 5.000%, due 04/01/40	1,000,000	1,216,430
Metropolitan Transportation Authority Revenue Bonds, Series B-2A, 5.000%, due 05/15/21	1,060,000	1,082,154
New York City Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series EE, 5.000%, due 06/15/40	1,000,000	1,242,710
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	1,000,000	1,250,240
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution Revenue Bonds, Series A, 0.130%, due 06/15/32	200,000	200,000
Series EE2, 5.000%, due 06/15/40	1,200,000	1,532,124
Series FF, 5.000%, due 06/15/39	2,000,000	2,501,380
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A-2, 5.000%, due 08/01/38	1,000,000	1,218,900
Series A-4, 0.120%, due 08/01/43	1,000,000	1,000,000
Series B, 5.000%, due 11/01/25	1,000,000	1,100,770
Series C-2, 5.000%, due 05/01/35	3,000,000	3,729,750
Series E4, 0.120%, due 02/01/45	2,100,000	2,100,000
New York State Dormitory Authority, State Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/43	1,500,000	1,832,835
New York State Urban Development Corp., Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/41	4,060,000	5,109,916
New York State Urban Development Corp., State Personal Income Tax Revenue Bonds, Series A, 5.000%, due 03/15/36	1,500,000	1,881,090
		29,855,690

UBS Municipal Bond Fund

Portfolio of Investments

June 30, 2020

	Face amount	Value
Municipal bonds—(continued)
North Carolina: 0.9%
County of Wake NC Revenue Bonds, Series A, 5.000%, due 12/01/20	$1,000,000	$1,019,850
Ohio: 1.3%
State of Ohio, GO Bonds, Series A, 5.000%, due 06/15/30	1,110,000	1,530,746
Oregon: 1.5%
Tri-County Metropolitan Transportation District of Oregon Revenue Bonds, Series A, 5.000%, due 09/01/43	1,500,000	1,844,490
Pennsylvania: 6.7%
City of Philadelphia, GO Bonds 5.000%, due 08/01/20	1,590,000	1,595,454
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds 5.000%, due 06/01/24	1,625,000	1,873,170
Pennsylvania Turnpike Commission Revenue Bonds, Series 2017-3, 5.000%, due 12/01/28	1,000,000	1,213,030
Series A-2, 5.000%, due 12/01/28	1,000,000	1,229,330
Series REF, 5.000%, due 12/01/30	1,750,000	2,102,222
		8,013,206
Rhode Island: 0.9%
Tobacco Settlement Financing Corp., Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/21	1,000,000	1,030,850
South Carolina: 2.1%
South Carolina Public Service Authority (Escrowed to Maturity) Revenue Bonds, Series B, 5.000%, due 12/01/20 [1]	555,000	565,778
South Carolina Public Service Authority Revenue Bonds, Series A, 5.000%, due 12/01/26	1,010,000	1,177,226
South Carolina Public Service Authority-Unrefunded Balance Revenue Bonds, Series B, 5.000%, due 12/01/20	690,000	701,744
		2,444,748
	Face amount	Value
Municipal bonds—(concluded)
Texas: 8.9%
County of Williamson TX, GO Bonds 5.000%, due 02/15/29	$1,000,000	$1,337,440
Harris County Cultural Education Facilities Finance Corp., (Methodist Hospital) Revenue Bonds, Subseries C-1, 0.120%, due 12/01/24	300,000	300,000
Subseries C-2, 0.120%, due 12/01/27	600,000	600,000
Lower Colorado River Authority Refunding LCRA Transmission Services Revenue Bonds 5.000%, due 05/15/31	1,000,000	1,294,840
North Texas Tollway Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	3,030,000	3,448,261
Series B, 5.000%, due 01/01/29	1,140,000	1,440,538
State of Texas, Revenue Anticipation Notes 4.000%, due 08/27/20	900,000	905,274
The University of Texas System Revenue Bonds, Series A, 5.000%, due 08/15/38	1,000,000	1,296,640
		10,622,993
Virginia: 1.1%
County of Fairfax VA, GO Bonds, Series A, 5.000%, due 10/01/29	1,000,000	1,275,040
Washington: 1.9%
State of Washington, GO Bonds, Series D, 5.000%, due 06/01/38	1,725,000	2,258,767
Total municipal bonds (cost $112,883,176)		118,239,061
Total investments (cost $112,883,176)—99.3%		118,239,061
Other assets in excess of liabilities: 0.7%		790,038
Net assets: 100.0%		$119,029,099

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

UBS Municipal Bond Fund

Portfolio of Investments

June 30, 2020

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Municipal bonds	$—	$118,239,061	$—	$118,239,061

At June 30, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Portfolio performance

For the 12 months ended June 30, 2020 (the "reporting period"), Class P shares of UBS Sustainable Development Bank Bond Fund (the "Fund") returned 8.03%. For comparison purposes, the Bloomberg Barclays U.S. Treasury Index (the "Index") returned 10.45%. The Fund's secondary benchmark, the Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index, returned 8.32% during the reporting period. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Fund overview

The Fund seeks current income. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development.

The development bank bond market typically follows high-quality US government bonds. As each of the global Multilateral Development Banks ("MDB") are supranational entities backed by multiple member governments, MDBs historically have a similar credit profile to major sovereign issuers, such as the US government.

Market review

The global COVID-19 pandemic took center stage and previous major global themes, such as the trade war between the US and China, as well as Brexit, went out of focus. With large parts of the world in lockdown, a severe negative impact on the global economies was visible.

The US economy couldn't brace itself from the global trend. Economic activity started to decline between March and May 2020. This was countered by almost unprecedented responses from the US government, as well as the Federal Reserve Board (the "Fed"). On a global scale, the support delivered through multilateral development and central banks was notable.

The uncertainty caused by the pandemic outbreak initially led to a steep rise in volatility in financial markets, especially in equities and corporate bonds. The measures taken, especially by the Fed, helped to normalized this effect towards the end of the reporting period. Ten-year US Treasury yields fell from 2.00% at the start of the reporting period to 0.66%.

Led by the direction of US Treasury yields, yields of sustainable development banks (SDB) closed the reporting period lower. The rise in volatility on financial markets led to a slight widening of credit spreads of SDB bonds versus Treasuries. However, the high quality and good liquidity of SDB bonds proved beneficial for investors. The SDB bond segment was able to outperform credit markets and investors saw positive returns.

UBS Sustainable Development Bank Bond Fund

Portfolio performance summary

The Fund is passively managed and seeks to minimize tracking error relative to its secondary benchmark (before fees and expenses), which is constructed from a blend of two market indexes designed to measure the performance of the US dollar-denominated multilateral development bank bond market. During the reporting period, the Fund's underperformance relative to its secondary benchmark was largely driven by transaction costs associated with the management of the Fund's portfolio, along with fees and expenses. Additionally, the performance deviation between the Fund and the primary index is explained by the longer duration of the Index, as well as a slightly higher credit-quality.

The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2020. The views and opinions in the letter were current as of August 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Sustainable Development Bank Bond Fund

Average annual total returns for periods ended 06/30/20 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class P2	8.03%	16.39%
Bloomberg Barclays U.S. Treasury Index[3]	10.45	19.50
Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index.[4]	8.32	17.03

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class P—2.19% and 0.25%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2020, do not exceed 0.25% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Sustainable Development Bank Bond Fund is October 24, 2018. Benchmark's inception return is based on Class P inception date.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Bloomberg Barclays US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index is a composite index, constructed from a blend of two market indexes designed to measure the performance of the US dollar denominated multilateral development bank bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Sustainable Development Bank Bond Fund

Illustration of an assumed investment of $2,000,000 in Class P shares (unaudited)

The following graph depicts the performance of UBS Sustainable Development Bank Bond Fund Class P shares versus the Bloomberg Barclays U.S. Treasury Index and Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index from October 24, 2018, the inception date of class P through June 30, 2020. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Sustainable Development Bank Bond Fund Class P vs. Bloomberg Barclays U.S. Treasury Index and Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of October 24, 2018 = $2,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Sustainable Development Bank Bond Fund

Portfolio statistics—June 30, 20201

Top ten holdings

Percentage of net assets
International Bank for Reconstruction & Development, 1.750%, due 10/23/29	5.9%
International Bank for Reconstruction & Development, 2.500%, due 11/22/27	5.7
Inter-American Development Bank, 3.125%, due 09/18/28	5.4
Inter-American Development Bank, 2.250%, due 06/18/29	5.2
International Bank for Reconstruction & Development, 1.875%, due 10/27/26	4.0
Asian Infrastructure Investment Bank/The, 2.250%, due 05/16/24	4.0
Nordic Investment Bank, 2.875%, due 07/19/23	3.9
Inter-American Development Bank, 1.750%, due 03/14/25	3.5
International Development Association, 2.750%, due 04/24/23	3.5
International Bank for Reconstruction & Development, 0.875%, due 05/14/30	3.5
Total	44.6%
Sector allocation	Percentage of net assets
Non-U.S. government agency obligations	98.3%
Short-term investments	1.0
Investment of cash collateral from securities loaned	2.2
Total investments	101.5%
Liabilities in excess of other assets	(1.5)
Total	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Sustainable Development Bank Bond Fund

Portfolio of Investments

June 30, 2020

	Face amount	Value
Non-U.S. government agency obligations: 98.3%
Supranationals: 98.3%
African Development Bank 0.750%, due 04/03/23	$200,000	$202,385
(Series GDIF), 1.250%, due 07/26/21	800,000	808,129
(Series GDIF), 2.625%, due 03/22/21	200,000	203,317
3.000%, due 09/20/23[1]	400,000	433,741
Agence Francaise de Developpement, EMTN 2.750%, due 03/22/21[2]	800,000	813,608
2.750%, due 01/22/22[2]	200,000	207,198
Asian Development Bank 1.875%, due 01/24/30	450,000	490,430
Asian Development Bank, GMTN 1.750%, due 09/19/29	400,000	430,600
2.750%, due 01/19/28	240,000	275,433
3.125%, due 09/26/28	400,000	471,740
Asian Infrastructure Investment Bank/The 0.500%, due 05/28/25	100,000	99,817
2.250%, due 05/16/24	1,400,000	1,498,165
Corp. Andina de Fomento 2.125%, due 09/27/21	125,000	125,783
4.375%, due 06/15/22	300,000	317,397
Council of Europe Development Bank 2.500%, due 02/27/24	650,000	699,732
European Bank for Reconstruction & Development 1.500%, due 02/13/25	750,000	781,492
1.625%, due 09/27/24	100,000	104,982
European Bank for Reconstruction & Development, EMTN 1.875%, due 07/15/21	200,000	203,253
European Bank for Reconstruction & Development, GMTN 2.750%, due 03/07/23	550,000	585,233
European Investment Bank 1.875%, due 02/10/25[1]	900,000	959,882
2.625%, due 03/15/24	425,000	460,388
IDB Trust Services Ltd. 2.843%, due 04/25/24[2]	400,000	426,415
3.389%, due 09/26/23[2]	800,000	862,172
IDB Trust Services Ltd., EMTN 2.393%, due 04/12/22[2]	200,000	205,476
Inter-American Development Bank 0.875%, due 04/03/25	300,000	305,816
1.750%, due 03/14/25	1,250,000	1,323,672
2.000%, due 07/23/26	450,000	485,652
2.125%, due 01/15/25	500,000	537,132
2.250%, due 06/18/29	1,732,000	1,936,925
2.375%, due 07/07/27	1,135,000	1,262,494
3.125%, due 09/18/28	1,700,000	2,007,785
Inter-American Development Bank, GMTN 2.000%, due 06/02/26	950,000	1,027,147
Inter-American Investment Corp. 1.750%, due 10/02/24[2]	700,000	735,686
	Face amount	Value
Non-U.S. government agency obligations—(concluded)
Supranationals—(concluded)
International Bank for Reconstruction & Development 0.625%, due 04/22/25	$500,000	$504,009
0.875%, due 05/14/30	1,300,000	1,297,131
1.625%, due 01/15/25	600,000	631,774
(Series GDIF), 1.750%, due 10/23/29	2,060,000	2,220,989
(Series GDIF), 1.875%, due 10/27/26	1,400,000	1,503,411
(Series GDIF), 2.125%, due 03/03/25	200,000	215,450
(Series GDIF), 2.500%, due 07/29/25	550,000	605,048
(Series GDIF), 2.500%, due 11/22/27	1,893,000	2,137,893
International Development Association 0.750%, due 06/10/27	350,000	351,430
2.750%, due 04/24/23[2]	1,225,000	1,308,081
International Finance Corp., GMTN 1.125%, due 07/20/21	250,000	252,052
1.375%, due 10/16/24	400,000	415,991
2.125%, due 04/07/26	775,000	843,841
2.875%, due 07/31/23	100,000	107,892
Kreditanstalt fuer Wiederaufbau 2.000%, due 05/02/25[1]	600,000	644,115
2.875%, due 04/03/28	684,000	795,026
Nordic Investment Bank 2.250%, due 05/21/24	200,000	213,985
2.875%, due 07/19/23	1,350,000	1,453,697
Total non-U.S. government agency obligations (cost $34,676,992)		36,790,892
	Number of shares
Short-term investments: 1.0%
Investment companies: 1.0%
State Street Institutional U.S. Government Money Market Fund, 0.28%[3] (cost $376,645)	376,645	376,645
Investment of cash collateral from securities loaned: 2.2%
Money market funds: 2.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%[3] (cost $804,293)	804,293	804,293
Total investments (cost $35,857,930)—101.5%		37,971,830
Liabilities in excess of other assets: (1.5)%		(557,837)
Net assets: 100.0%		$37,413,993

UBS Sustainable Development Bank Bond Fund

Portfolio of Investments

June 30, 2020

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-U.S. government agency obligations	$—	$36,790,892	$—	$36,790,892
Short-term investments	—	376,645	—	376,645
Investment of cash collateral from securities loaned	—	804,293	—	804,293
Total	$—	$37,971,830	$—	$37,971,830

At June 30, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security, or portion thereof, was on loan at the period end.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Rates shown reflect yield at June 30, 2020.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Portfolio performance

For the 12 months ended June 30, 2020, Class A shares of UBS Total Return Bond Fund (the "Fund") returned 6.34% (Class A shares returned 2.34% after the deduction of the maximum sales charge), while Class P shares returned 6.60%.For comparison purposes, the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") returned 8.74%. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 93; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including credit-default swaps and index (CDX) options, were used to manage the Fund's credit exposure. For active currency management, we utilized foreign exchange (FX) forwards. For managing interest rate exposure, we utilized interest rate futures during the reporting period. Derivatives were just one tool, among others, that we used to implement our overall strategy. Looking at the impact of derivatives in isolation is not very meaningful and could potentially be misleading, as often times they are used as a complement or risk mitigant to other existing positions in the portfolio.

Portfolio performance summary

What worked:

•  Duration management: The Fund's duration exposure relative to the index contributed to performance during the reporting period.

•  Yield curve: The Fund's positioning along the yield curve contributed to performance over the course of the past 12 months.

•  Sector allocation—corporates: Sector allocation to investment-grade corporates contributed to performance, particularly overweight exposures to financials and utilities.

•  Derivatives: Credit derivatives added to performance over the period, particularly when used as a hedge to existing credit exposures.

What didn't work:

•  Commercial mortgage-backed securities (CMBS): Exposure to CMBS was the primary negative for performance during the reporting period.

•  Emerging market debt: A modest out-of-index allocation to emerging markets detracted from performance.

•  Sector allocation: US Treasuries: An underweight to US Treasuries detracted from relative performance during the period.

UBS Total Return Bond Fund

Market outlook

The global economy continues on an uncertain and unpredictable path to recovery. US data has recently, however, exceeded expectations, including retail sales, PMIs (manufacturing) and nonfarm payrolls. Our base case of an uneven and non-traditional recovery remains intact. Consumer behavior will drive the sustainability and duration of the rebound. The messaging from the Federal Reserve (the "Fed") remains cautionary and continues to signal a very accommodative monetary policy for an extended period of time, measured in years not months.

The recovery in developed economies is expected to resume given accommodative monetary policy and prior fiscal measures that have yet to be employed. Ongoing positive and negative COVID-19 developments will not materially impact this momentum barring faster progress on a vaccine or another broad government mandated economic shutdown.

We remain upbeat on risk assets (non-US Treasurys) and expect continued outperformance. The next stage of healing in the global economy has begun to shift from downside risks to the resilience and duration of the recovery. We continue to be confident that monetary policy will remain accommodative, although lingering damage to the global economy and reversal of the globalization of supply chains will certainly be headwinds. In addition to the tendency for consumers and businesses to be cautious in the aftermath of a deep recession, we have to monitor behavioral changes based on lingering fears of further virus spread.

At a country level, the severity of the virus, effectiveness of public health infrastructure and measures, including testing and contact tracing, are expected to become more apparent into the third quarter. We remain convinced, regardless of the path of the pandemic, that policy makers in the US will continue to act swiftly and aggressively to offset the downside risks as the Fed has suggested. We do fear that the indirect benefits of prior policy actions that supported emerging markets and lower quality corporate bonds may be less impactful. In the coming weeks, we will likely consider moving up the quality spectrum as valuations have improved and the risk/reward outlook has evolved.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2020. The views and opinions in the letter were current as of August 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Total Return Bond Fund

Average annual total returns for periods ended 06/30/20 (unaudited)

	1 year	5 years	10 years or Inception[1]
Before deducting maximum sales charge
Class A1	6.34%	N/A	3.27%
Class P3	6.60	3.13%	4.51
After deducting maximum sales charge
Class A2	2.34%	N/A	2.23%
Bloomberg Barclays US Aggregate Index[4]	8.74	4.30%	3.95

The annualized gross and net expense ratios as in the October 28, 2019 prospectuses were as follows: Class A—1.68% and 0.75%; Class P—1.45% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2020, do not exceed 0.75% for Class A shares and 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of A shares of UBS Total Return Bond Fund and the index is September 29, 2016. 10 years fund performance is shown for Class P Shares, and the 10 years index performance of the Bloomberg Barclays US Aggregate Index is 3.82%. The Fund's Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio management team. The Funds have generally similar investment objectives and strategies. Therefore, the information shown above reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization. The performance information shown for periods prior to the Reorganization is for the Predecessor Fund and may not be representative of performance of the Fund.

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, assetbacked and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

A temporary redemption fee of 2% was imposed on sales of Class P shares of the Fund between May 23, and August 22, 2016.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 3.75% maximum sales charge) and $2,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Total Return Bond Fund Class A and Class P shares versus the Bloomberg Barclays US Aggregate Index from September 29, 2016 for Class A and over 10 years for Class P, both ending June 30, 2020. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Total Return Bond Fund Class A vs. Bloomberg Barclays US Aggregate Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of September 29, 2016 = $9,625.

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 3.75%.

UBS Total Return Bond Fund Class P vs. Bloomberg Barclays US Aggregate Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2010 = $2,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Portfolio statistics—June 30, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
UMBS TBA, 2.500%	2.3%
AmeriCredit Automobile Receivables, 3.720% due 12/08/21	1.5
U.S. Treasury Inflation Indexed Notes (TIPS), 0.250% due 07/15/29	1.3
VNDO Mortgage Trust, 4.079% due 12/13/29	1.3
GNMA TBA, 3.000%	1.2
CHT Mortgage Trust, 3.185% due 11/15/36	1.2
UMBS TBA, 3.000%	1.1
State of California, GO Bonds, 7.300% due 10/01/39	1.1
U.S. Treasury Notes, 1.500% due 02/15/30	1.1
U.S. Treasury Notes, 1.125% due 02/28/25	1.1
Total	13.2%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	92.6%
United Kingdom	2.4
Canada	0.9
Brazil	0.7
Colombia	0.7
Total	97.3%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Industry diversification—June 30, 2020 (unaudited)1

Corporate bonds	Percentage of net assets
Agriculture	0.1%
Auto manufacturers	0.5
Banks	10.9
Beverages	0.5
Biotechnology	1.1
Chemicals	1.5
Commercial services	0.6
Computers	1.0
Diversified financial services	2.2
Electric	2.3
Food	0.3
Healthcare-products	0.1
Insurance	1.5
Internet	0.4
Lodging	0.5
Media	1.5
Mining	0.1
Miscellaneous manufacturers	1.0
Oil & gas	1.6
Pharmaceuticals	1.4
Pipelines	1.8
Real estate	1.1
Real estate investment trust	0.6
Retail	0.5
Semiconductors	1.1
Software	1.6
Telecommunications	1.9
Transportation	0.3
Total corporate bonds	38.0%
Percentage of net assets
Asset-backed securities	12.8%
Mortgage-backed securities	19.1
Municipal bonds	1.1
Non-U.S. government agency obligations	2.3
U.S. government agency obligations	15.6
U.S. Treasury obligations	6.6
Short-term investments	7.1
Investment of cash collateral from securities loaned	2.9
Total investments	105.5%
Liabilities in excess of other assets	(5.5)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2020

	Face amount	Value
Asset-backed securities: 12.8%
United States: 12.8%
AmeriCredit Automobile Receivables, Series 2015-4, Class D, 3.720%, due 12/08/21	$562,439	$562,837
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D, 3.820%, due 03/18/24	100,000	103,561
CPS Auto Trust, Series 2018-C, Class D, 4.400%, due 06/17/24[1]	150,000	153,892
Dell Equipment Finance Trust, Series 2018-1, Class D, 3.850%, due 06/24/24[1]	120,000	121,267
Drive Auto Receivables Trust, Series 2017-1, Class D, 3.840%, due 03/15/23	48,916	49,654
Series 2018-1, Class C, 3.220%, due 03/15/23	113,489	113,625
Series 2018-1, Class D, 3.810%, due 05/15/24	225,000	227,695
Series 2018-2, Class D, 4.140%, due 08/15/24	200,000	205,179
Series 2018-3, Class D, 4.300%, due 09/16/24	300,000	308,756
Series 2018-4, Class D, 4.090%, due 01/15/26	150,000	153,608
Exeter Automobile Receivables Trust, Series 2018-1A, Class D, 3.530%, due 11/15/23[1]	100,000	100,989
Flagship Credit Auto Trust, Series 2016-3, Class C, 2.720%, due 07/15/22[1]	52,676	52,870
HPEFS Equipment Trust, Series 2019-1A, Class D, 2.720%, due 09/20/29[1]	200,000	196,675
Series 2020-1A, Class D, 2.260%, due 02/20/30[1]	200,000	193,017
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 1.444%, due 03/17/37[1,2]	100,000	98,311
Series 2018-SFR2, Class D, 1 mo. USD LIBOR + 1.450%, 1.635%, due 06/17/37[1,2]	150,000	145,302
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2019-T5, Class AT5, 2.425%, due 10/15/51[1]	300,000	298,173
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class C, 3.850%, due 10/14/25[1]	300,000	302,070
PSNH Funding LLC, Series 2018-1, Class A3, 3.814%, due 02/01/35	175,000	197,845
	Face amount	Value
Asset-backed securities—(concluded)
United States—(concluded)
Santander Drive Auto Receivables Trust, Series 2017-2, Class D, 3.490%, due 07/17/23	$100,000	$101,709
Series 2017-3, Class D, 3.200%, due 11/15/23	225,000	228,520
Series 2018-4, Class D, 3.980%, due 12/15/25	225,000	231,016
Sofi Consumer Loan Program Trust, Series 2017-6, Class B, 3.520%, due 11/25/26[1]	225,000	225,443
Series 2018-1, Class B, 3.650%, due 02/25/27[1]	100,000	100,609
Series 2018-2, Class A2, 3.350%, due 04/26/27[1]	92,867	93,617
Series 2018-2, Class B, 3.790%, due 04/26/27[1]	125,000	128,810
Series 2018-3, Class B, 4.020%, due 08/25/27[1]	125,000	126,823
Total asset-backed securities (cost $4,765,981)		4,821,873
Corporate bonds: 38.0%
Belgium: 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900%, due 02/01/46	165,000	201,817
Brazil: 0.7%
Petrobras Global Finance BV 7.375%, due 01/17/27	250,000	278,125
British Virgin Islands: 0.5%
Fortune Star BVI Ltd. 6.875%, due 01/31/21[3]	200,000	201,000
Canada: 0.9%
Cenovus Energy, Inc. 5.400%, due 06/15/47[4]	80,000	68,657
NOVA Chemicals Corp. 5.250%, due 08/01/23[1,4]	210,000	202,650
Rogers Communications, Inc. 5.000%, due 03/15/44	60,000	76,585
		347,892
Cayman Islands: 0.5%
Powerlong Real Estate Holdings Ltd. 5.950%, due 07/19/20[3]	200,000	199,840
China: 0.5%
Sunac China Holdings Ltd. 8.625%, due 07/27/20[3]	200,000	200,500
Colombia: 0.2%
Ecopetrol SA 5.375%, due 06/26/26	70,000	73,591

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2020

	Face amount	Value
Corporate bonds—(continued)
Germany: 0.4%
Deutsche Bank AG 4.250%, due 02/04/21[4]	$150,000	$151,692
Israel: 0.2%
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21[4]	57,000	56,763
Luxembourg: 0.5%
INEOS Group Holdings SA 5.625%, due 08/01/24[1,4]	200,000	193,444
Netherlands: 0.2%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26[1,4]	65,000	72,730
Peru: 0.2%
Southern Copper Corp. 6.750%, due 04/16/40	40,000	54,237
United Kingdom: 2.4%
Barclays PLC 4.836%, due 05/09/28	200,000	219,496
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	135,562
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	221,965
Reynolds American, Inc. 7.250%, due 06/15/37	35,000	46,772
Royal Bank of Scotland Group PLC 3.875%, due 09/12/23	250,000	269,536
		893,331
United States: 30.2%
Abbott Laboratories 3.750%, due 11/30/26	45,000	52,356
ADT Security Corp./The 3.500%, due 07/15/22	140,000	139,160
AEP Texas, Inc., Series E, 6.650%, due 02/15/33	50,000	67,874
Series G, 4.150%, due 05/01/49	50,000	59,068
Alabama Power Co. 6.000%, due 03/01/39	100,000	144,329
Allstate Corp./The, Series B, (fixed, converts to FRN on 08/15/23), 5.750%, due 08/15/53	25,000	25,826
Ally Financial, Inc. 4.625%, due 05/19/22	100,000	104,071
American International Group, Inc. 2.500%, due 06/30/25	50,000	52,904
Amgen, Inc. 4.663%, due 06/15/51	50,000	66,308
Apple, Inc. 4.650%, due 02/23/46	100,000	136,923
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
AT&T, Inc. 4.300%, due 02/15/30	$316,000	$369,186
Bank of America Corp. 5.700%, due 01/24/22	350,000	378,463
6.110%, due 01/29/37	125,000	177,500
Bank of America Corp. MTN 4.200%, due 08/26/24	150,000	166,447
Bank of New York Mellon Corp./The MTN 1.600%, due 04/24/25[4]	100,000	103,569
Berkshire Hathaway Energy Co. 4.450%, due 01/15/49[4]	100,000	128,013
Biogen, Inc. 4.050%, due 09/15/25	100,000	114,568
5.200%, due 09/15/45	50,000	65,631
Boston Properties LP, REIT 2.750%, due 10/01/26	210,000	225,008
Bristol-Myers Squibb Co. 3.200%, due 06/15/26[1]	150,000	168,335
4.125%, due 06/15/39[1]	50,000	63,851
Broadcom Corp./ Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	30,000	32,046
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	50,000	69,084
CCO Holdings LLC/ CCO Holdings Capital Corp. 5.500%, due 05/01/26[1]	150,000	155,438
Citigroup, Inc. 4.125%, due 07/25/28	50,000	56,510
5.500%, due 09/13/25	300,000	355,452
6.675%, due 09/13/43	50,000	77,255
Comcast Corp. 3.969%, due 11/01/47	88,000	106,278
4.600%, due 10/15/38	50,000	63,674
4.700%, due 10/15/48	50,000	67,103
CVS Health Corp. 4.300%, due 03/25/28	120,000	140,291
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[1]	100,000	102,786
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	100,000	126,840
DuPont de Nemours, Inc. 4.725%, due 11/15/28[4]	100,000	120,235
Eaton Corp. 2.750%, due 11/02/22[4]	190,000	199,855
Energy Transfer Operating LP 5.500%, due 06/01/27	50,000	55,764
Enterprise Products Operating LLC 2.850%, due 04/15/21	105,000	106,661
Exelon Corp. 3.400%, due 04/15/26	150,000	167,041
4.450%, due 04/15/46	50,000	60,769
Fiserv, Inc. 3.200%, due 07/01/26	60,000	66,409
4.400%, due 07/01/49	50,000	60,820

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2020

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Fox Corp. 3.050%, due 04/07/25	$25,000	$27,053
5.576%, due 01/25/49	50,000	70,345
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20	200,000	201,295
3.373%, due 11/15/25	200,000	209,854
General Electric Co., Series D, (fixed, converts to FRN on 01/21/21), 5.000%, due 01/21/21[4,5]	99,000	77,725
General Motors Co. 6.600%, due 04/01/36	170,000	184,838
Gilead Sciences, Inc. 3.650%, due 03/01/26	75,000	85,833
4.750%, due 03/01/46	50,000	67,541
Goldman Sachs Group, Inc./The 5.150%, due 05/22/45	80,000	105,744
5.750%, due 01/24/22	305,000	329,056
Home Depot, Inc./The 2.125%, due 09/15/26	100,000	107,468
Illinois Tool Works, Inc. 2.650%, due 11/15/26	80,000	88,242
International Lease Finance Corp. 5.875%, due 08/15/22	120,000	126,249
JPMorgan Chase & Co. (fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29	150,000	167,521
3.875%, due 09/10/24	350,000	388,053
Series I, 3 mo. USD LIBOR + 3.470%, 4.230%, due 07/30/20 [2,5]	97,000	88,299
Kinder Morgan, Inc. 5.550%, due 06/01/45	40,000	48,555
6.500%, due 09/15/20	100,000	101,104
Kroger Co./The 6.900%, due 04/15/38	25,000	37,315
Liberty Mutual Group, Inc. 4.250%, due 06/15/23[1]	45,000	48,844
4.569%, due 02/01/29[1]	155,000	181,519
LYB International Finance BV 4.875%, due 03/15/44[4]	50,000	58,978
Marathon Petroleum Corp. 4.750%, due 09/15/44[4]	70,000	73,084
McDonald's Corp. MTN 4.875%, due 12/09/45	50,000	64,579
MetLife, Inc. 6.400%, due 12/15/36	110,000	129,836
Microsoft Corp. 2.375%, due 02/12/22	250,000	258,281
2.525%, due 06/01/50	60,000	62,083
Morgan Stanley 4.300%, due 01/27/45	50,000	62,901
4.875%, due 11/01/22	350,000	380,623
	Face amount	Value
Corporate bonds—(concluded)
United States—(concluded)
Morgan Stanley, GMTN 4.350%, due 09/08/26	$140,000	$161,440
MPLX LP 4.875%, due 06/01/25	70,000	78,101
Nabors Industries, Inc. 4.625%, due 09/15/21	150,000	116,955
NCR Corp. 5.000%, due 07/15/22	40,000	39,950
Netflix, Inc. 5.500%, due 02/15/22	140,000	145,985
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	50,000	59,859
Oracle Corp. 2.800%, due 04/01/27	100,000	109,192
4.000%, due 11/15/47	50,000	59,234
Prudential Financial, Inc. MTN 6.625%, due 06/21/40	50,000	75,822
QUALCOMM, Inc. 3.250%, due 05/20/27	60,000	68,052
Quicken Loans LLC 5.750%, due 05/01/25[1]	110,000	112,452
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	200,000	223,744
Seagate HDD Cayman 5.750%, due 12/01/34	80,000	88,195
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	100,000	101,999
Smithfield Foods, Inc. 3.350%, due 02/01/22[1]	80,000	79,385
Sunoco Logistics Partners Operations LP 5.400%, due 10/01/47	50,000	49,184
Synchrony Financial 4.500%, due 07/23/25	90,000	95,625
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[1]	60,000	71,186
Texas Instruments, Inc. 1.850%, due 05/15/22	220,000	225,568
Union Pacific Corp. 4.050%, due 11/15/45	40,000	47,526
Verizon Communications, Inc. 5.250%, due 03/16/37	190,000	257,143
Virginia Electric and Power Co. 4.600%, due 12/01/48	50,000	65,824
Walt Disney Co./The 4.950%, due 10/15/45	50,000	64,316
Wells Fargo & Co. MTN (fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	70,000	75,901
Yale University 1.482%, due 04/15/30	100,000	101,050
		11,406,207
Total corporate bonds (cost $13,448,061)		14,331,169

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2020

	Face amount	Value
Mortgage-backed securities: 19.1%
United States: 19.1%
Angel Oak Mortgage Trust, Series 2019-5, Class A1, 2.593%, due 10/25/49[1,6]	$146,229	$148,146
Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.649%, due 09/25/48[1,6]	90,899	92,657
Series 2019-4, Class A1, 2.993%, due 07/26/49[1,6]	189,128	190,696
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 1 mo. USD LIBOR + 2.100%, 2.285%, due 04/15/35[1,2]	100,000	87,222
BANK, Series 2017-BNK7, Class C, 4.185%, due 09/15/60[6]	100,000	89,793
Series 2018-BN14, Class E, 3.000%, due 09/15/60[1]	250,000	145,707
Series 2018-BN15, Class A4, 4.407%, due 11/15/61[6]	150,000	179,012
BBCMS Trust, Series 2015-SRCH, Class B, 4.498%, due 08/10/35[1]	135,000	147,410
BENCHMARK Mortgage Trust, Series 2018-B4, Class D, 2.964%, due 07/15/51[1,6]	100,000	64,113
Series 2018-B5, Class A3, 3.944%, due 07/15/51	100,000	115,968
Series 2019-B10, Class C, 3.750%, due 03/15/62	200,000	183,171
CHT Mortgage Trust, Series 2017-CSMO, Class E, 1 mo. USD LIBOR + 3.000%, 3.185%, due 11/15/36[1,2]	475,000	434,571
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4, 3.778%, due 09/10/58	143,000	158,326
Series 2017-P8, Class D, 3.000%, due 09/15/50[1]	300,000	184,390
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853%, due 03/25/65[1,6]	98,878	98,979
Series 2020-3, Class A1, 1.506%, due 04/27/65[1,6]	100,000	100,175
COMM Mortgage Trust, Series 2015-CR24, Class D, 3.463%, due 08/10/48[6]	150,000	112,460
Series 2017-COR2, Class C, 4.713%, due 09/10/50[6]	200,000	180,022
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class D, 4.470%, due 06/15/50[1]	141,000	112,424
Deephaven Residential Mortgage Trust, Series 2018-3A, Class A1, 3.789%, due 08/25/58[1,6]	116,391	118,352
	Face amount	Value
Mortgage-backed securities—(continued)
United States—(continued)
FREMF Mortgage Trust, Series 2017-K64, Class B, 4.117%, due 05/25/50[1,6]	$50,000	$53,760
Series 2017-K724, Class B, 3.598%, due 11/25/23[1,6]	265,000	277,129
GS Mortgage Securities Corp. Trust, Series 2017-SLP, Class E, 4.744%, due 10/10/32[1,6]	225,000	195,753
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377%, due 05/12/53	100,000	105,376
Hilton USA Trust, Series 2016-SFP, Class E, 5.519%, due 11/05/35[1]	125,000	118,847
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D, 5.324%, due 05/15/45[6]	150,000	119,442
Series 2018-ASH8, Class D, 1 mo. USD LIBOR + 2.050%, 2.235%, due 02/15/35 [1,2]	100,000	82,284
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	200,000	210,396
Series 2015-C29, Class D, 3.852%, due 05/15/48[6]	100,000	62,009
Series 2015-C30, Class A5, 3.822%, due 07/15/48	170,000	187,492
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class D, 3.551%, due 06/15/49[1,6]	175,000	105,356
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.732%, due 05/15/48	100,000	109,785
Series 2015-C24, Class AS, 4.036%, due 05/15/48[6]	75,000	80,098
Series 2016-C32, Class AS, 3.994%, due 12/15/49[6]	273,000	294,156
Series 2017-C34, Class C, 4.324%, due 11/15/52[6]	100,000	86,477
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class C, 4.366%, due 12/15/50[6]	175,000	151,012
Series 2017-HR2, Class D, 2.730%, due 12/15/50	100,000	64,484
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A1, 1.650%, due 05/24/60[1,6]	100,000	100,075
Residential Mortgage Loan Trust, Series 2019-3, Class A1, 2.633%, due 09/25/59[1,6]	163,953	165,375
Series 2020-2, Class A1, 1.654%, due 05/25/60[1,6,8,9]	125,000	124,999

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2020

	Face amount	Value
Mortgage-backed securities—(concluded)
United States—(concluded)
RETL, Series 2019-RVP, Class C, 1 mo. USD LIBOR + 2.100%, 2.285%, due 03/15/36[1,2]	$200,000	$175,827
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 1 mo. USD LIBOR + 3.000%, 3.989%, due 06/15/33[1,2]	275,000	260,016
Starwood Retail Property Trust, Series 2014-STAR, Class C, 1 mo. USD LIBOR + 2.750%, 2.935%, due 11/15/27[1,2]	125,000	6,875
Verus Securitization Trust, Series 2019-1, Class A1, 3.836%, due 02/25/59[1,6]	124,695	127,118
Series 2019-3, Class A1, 2.784%, due 07/25/59[1,7]	124,593	127,059
Series 2019-4, Class A1, 2.642%, due 11/25/59[1,7]	128,104	130,193
Vista Point Securitization Trust, Series 2020-1, Class A1, 1.763%, due 03/25/65[1,6,8,9]	100,000	99,999
VNDO Mortgage Trust, Series 2013-PENN, Class D, 4.079%, due 12/13/29[1,6]	500,000	491,049
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.996%, due 05/15/51[6]	150,000	139,843
Total mortgage-backed securities (cost $7,715,900)		7,195,878
Municipal bonds: 1.1%
California: 1.1%
State of California, GO Bonds 7.300%, due 10/01/39 (cost $362,467)	250,000	417,960
Non-U.S. government agency obligations: 2.3%
Colombia: 0.5%
Colombia Government International Bond 8.125%, due 05/21/24	155,000	186,048
Ecuador: 0.2%
Ecuador Government International Bond, 10.650%, due 01/31/29[3,7]	200,000	82,300
Indonesia: 0.4%
Indonesia Government International Bond, 6.625%, due 02/17/37[1]	100,000	136,938
Mexico: 0.4%
Mexico Government International Bond, MTN 4.750%, due 03/08/44	150,000	157,828
	Face amount	Value
Non-U.S. government agency obligations—(concluded)
Panama: 0.1%
Panama Government International Bond 3.870%, due 07/23/60	$50,000	$56,719
Turkey: 0.3%
Turkey Government International Bond 6.875%, due 03/17/36	100,000	97,250
Uruguay: 0.4%
Uruguay Government International Bond 7.625%, due 03/21/36	100,000	151,625
Total non-U.S. government agency obligations (cost $933,859)		868,708
U.S. government agency obligations: 15.6%
United States: 15.6%
FHLMC 2.500%, due 04/01/33	238,448	250,195
3.500%, due 08/01/47	264,778	280,277
3.500%, due 11/01/47	293,528	309,875
4.000%, due 01/01/46	92,329	100,879
4.000%, due 05/01/47	116,933	124,994
4.000%, due 10/01/47	64,949	69,105
4.500%, due 04/01/46	88,629	98,560
FNMA 3.000%, due 02/01/33	201,067	211,545
3.000%, due 02/01/43	60,878	66,071
3.000%, due 05/01/43	69,721	75,369
3.000%, due 07/01/43	94,053	101,053
3.000%, due 09/01/43	129,538	141,175
3.000%, due 05/01/46	126,514	133,958
3.500%, due 04/01/32	76,552	82,905
3.500%, due 06/01/45	101,812	111,277
3.500%, due 06/01/46	171,215	187,882
3.500%, due 11/01/47	357,807	378,026
3.500%, due 07/01/49	3,492	3,669
4.000%, due 09/01/40	106,015	115,681
4.000%, due 03/01/41	34,206	37,481
4.000%, due 12/01/43	155,182	173,918
4.000%, due 02/01/45	110,984	124,398
4.500%, due 02/01/44	21,249	24,129
4.500%, due 04/01/44	102,983	116,942
4.500%, due 12/01/44	20,783	23,260
4.500%, due 02/01/45	34,579	38,456
4.500%, due 06/01/46	142,237	161,300
4.500%, due 08/01/46	19,242	21,560
4.500%, due 05/01/47	60,657	66,144
4.500%, due 02/01/49	110,529	119,598
5.500%, due 03/01/33	30,201	34,488
5.500%, due 09/01/34	92,081	102,746
5.500%, due 11/01/34	24,935	28,590
6.000%, due 11/01/28	29,367	33,061
GNMA 6.500%, due 05/15/29	7,569	8,813

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2020

	Face amount	Value
U.S. government agency obligations—(concluded)
United States—(concluded)
GNMA II 3.000%, due 09/20/44	$65,417	$69,963
3.500%, due 02/20/43	15,507	16,860
4.000%, due 06/20/44	11,079	12,082
4.000%, due 09/20/44	42,595	46,412
4.000%, due 05/20/45	10,669	11,569
5.000%, due 08/20/48	21,531	23,458
GNMA TBA 3.000%, due 12/31/99	425,000	450,151
UMBS TBA 2.500%	850,000	885,760
3.000%	400,000	421,156
Total U.S. government agency obligations (cost $5,707,486)		5,894,791
U.S. Treasury obligations: 6.6%
United States: 6.6%
U.S. Treasury Bonds 2.000%, due 02/15/50	35,000	40,061
U.S. Treasury Inflation Indexed Bonds (TIPS) 1.000%, due 02/15/49	66,243	88,471
U.S. Treasury Inflation Indexed Notes (TIPS) 0.250%, due 07/15/29	451,148	493,842
U.S. Treasury Notes 0.125%, due 04/30/22	375,000	374,736
1.125%, due 02/28/25	400,000	416,031
1.500%, due 02/15/30	385,000	416,146
	Face amount	Value
U.S. Treasury obligations—(concluded)
United States—(concluded)
1.625%, due 08/15/29	$200,000	$218,188
1.750%, due 12/31/24	185,000	197,379
2.375%, due 05/15/29	200,000	230,797
Total U.S. Treasury obligations (cost $2,396,761)		2,475,651
	Number of shares
Short-term investments: 7.1%
Investment companies: 7.1%
State Street Institutional U.S. Government Money Market Fund, 0.28%[10] (cost $2,673,676)	2,673,676	2,673,676
Investment of cash collateral from securities loaned: 2.9%
Money market funds: 2.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%[10] (cost $1,087,083)	1,087,083	1,087,083
Total investments (cost $39,091,274)—105.5%		39,766,789
Liabilities in excess of other assets: (5.5)%		(2,069,705)
Net assets: 100.0%		$37,697,084

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 105.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
8	USD	U.S. Treasury Note 10 Year Futures	September 2020	$1,112,465	$1,113,375	$910
10	USD	U.S. Treasury Note 2 Year Futures	September 2020	2,207,702	2,208,281	579
19	USD	U.S. Treasury Note 5 Year Futures	September 2020	2,381,606	2,389,102	7,496
10	USD	U.S. Ultra Bond Futures	September 2020	2,197,441	2,181,562	(15,879)
5	USD	U.S. Ultra Treasury Note 10 Year Futures	September 2020	784,062	787,422	3,360
Total				$8,683,276	$8,679,742	$(3,534)
Interest rate futures sell contracts:
2	EUR	German Euro Bund Futures	September 2020	$(389,110)	$(396,640)	$(7,530)
3	GBP	United Kingdom Long Gilt Bond Futures	September 2020	(510,284)	(511,649)	(1,365)
Total				$(899,394)	$(908,289)	$(8,895)
Net unrealized appreciation (depreciation)						$(12,429)

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2020

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	AUD	120,000	USD	83,119	09/17/20	$286
JPMCB	GBP	20,000	USD	25,309	09/17/20	516
JPMCB	THB	12,000,000	USD	388,290	07/15/20	44
MSCI	EUR	55,000	USD	62,465	09/17/20	568
Net unrealized appreciation (depreciation)						$1,414

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Asset-backed securities	$—	$4,821,873	$—	$4,821,873
Corporate bonds	—	14,331,169	—	14,331,169
Mortgage-backed securities	—	6,970,880	224,998	7,195,878
Municipal bonds	—	417,960	—	417,960
Non-U.S. government agency obligations	—	868,708	—	868,708
U.S. government agency obligations	—	5,894,791	—	5,894,791
U.S. Treasury obligations	—	2,475,651	—	2,475,651
Short-term investments	—	2,673,676	—	2,673,676
Investment of cash collateral from securities loaned	—	1,087,083	—	1,087,083
Futures contracts	12,345	—	—	12,345
Forward foreign currency contracts	—	1,414	—	1,414
Total	$12,345	$39,543,205	$224,998	$39,780,548
Liabilities
Futures contracts	$(24,774)	$—	$—	$(24,774)

At June 30, 2020, there were no transfers in or out of Level 3.

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2020

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $8,572,685, represented 22.7% of the Fund's net assets at period end.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security, or portion thereof, was on loan at the period end.

5  Perpetual investment. Date shown reflects the next call date.

6  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

9  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

10  Rates shown reflect yield at June 30, 2020.

See accompanying notes to financial statements.

The UBS Funds

June 30, 2020

Portfolio acronyms

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal Corporation

CDO  Collateralized Debt Obligation

COP  Certificate of Participation

CSI  Credit Suisse International

DAC  Designated Activity Company

EMTN  Euro Medium-Term Notes

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GO  General Obligation

LIBOR  London Interbank Offered Rate

MTN  Medium Term Note

OAT  Obligation Assimilables du Trésor (French Government Bonds)

PJSC  Private Joint Stock Company

REIT  Real Estate Investment Trust

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage-Backed Securities

Counterparty acronyms

BB  Barclays Bank PLC

BOA  Bank of America NA

CITI  Citibank NA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

SSC  State Street Bank and Trust Co.

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements

The UBS Funds

June 30, 2020 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 to June 30, 2020 (unless otherwise noted).

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypo- thetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The UBS Funds

June 30, 2020 (unaudited)

		Beginning account value January 1, 2020	Ending account value June 30, 2020	Expenses paid during period 01/01/20 to 06/30/20*	Expense ratio during the period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$955.30	$6.56	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	6.77	1.35
Class P	Actual	1,000.00	956.30	5.35	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.52	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	949.40	5.82	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20
Class P	Actual	1,000.00	950.60	4.61	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.14	4.77	0.95
UBS Emerging Markets Equity Opportunity Fund
Class P	Actual	1,000.00	928.60	4.80	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	5.02	1.00
Class P2	Actual	1,000.00	931.90	1.15	0.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.67	1.21	0.24
UBS Engage for Impact Fund
Class P	Actual	1,000.00	904.50	4.02	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.64	4.27	0.85
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	909.30	5.93	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.27	1.25
Class P	Actual	1,000.00	911.30	4.75	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	5.02	1.00
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,081.10	6.42	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.22	1.24
Class P	Actual	1,000.00	1,082.80	5.13	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.94	4.97	0.99
UBS U.S. Sustainable Equity Fund
Class A	Actual	1,000.00	918.70	4.53	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.14	4.77	0.95
Class P	Actual	1,000.00	919.70	3.34	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.38	3.52	0.70
*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

The UBS Funds

June 30, 2020 (unaudited)

		Beginning account value January 1, 2020	Ending account value June 30, 2020	Expenses paid during period 01/01/20 to 06/30/20*	Expense ratio during the period
UBS Municipal Bond Fund
Class A	Actual	$1,000.00	$1,020.20	$3.26	0.65%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.63	3.27	0.65
Class P	Actual	1,000.00	1,022.50	2.01	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.87	2.01	0.40
UBS Sustainable Development Bank Bond Fund
Class P	Actual	1,000.00	1,067.10	1.28	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.62	1.26	0.25
UBS Total Return Bond Fund
Class A	Actual	1,000.00	1,032.90	3.79	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.13	3.77	0.75
Class P	Actual	1,000.00	1,034.20	2.53	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.38	2.51	0.50

*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

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The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2020

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Assets:
Investments, at cost
Unaffiliated issuers	$38,961,692	$247,292,078	$450,231,107
Affiliated issuers	—	13,612,288	—
Foreign currency	1,177,981	736,503	2,159,041
Investments, at value
Unaffiliated issuers[1]	$31,053,518	$260,041,408	$481,515,020
Affiliated issuers	—	12,599,338	—
Foreign currency	1,181,089	738,626	2,162,547
Cash	17,255	—	—
Cash collateral on futures	1,202,911	5,265,711	—
Cash collateral on swap agreements	191,807	617,964	—
Cash collateral for forward foreign currency contracts	—	410,000	—
Due from broker	2,124,324	518,317	—
Receivable for investments sold	641,743	2,553,721	3,285,397
Receivable for fund shares sold	3,804	18,979	511,848
Receivable for dividends and interest	153,176	195,059	1,028,400
Receivable for foreign tax reclaims	468	131,112	1,036
Receivable from affiliate	—	—	—
Receivable for variation margin on futures contracts	16,967	—	—
Receivable for variation margin on centrally cleared swap agreements	27,424	89,315	—
Unrealized appreciation on forward foreign currency contracts	884,527	336,372	—
Other assets	21,988	36,632	47,690
Total assets	37,521,001	283,552,554	488,551,938
Liabilities:
Due to broker	879	—	—
Payable for cash collateral from securities loaned	328,563	44,341,867	9,804,566
Payable for investments purchased	472,476	9,408,138	214,500
Payable for fund shares redeemed	33,389	963,137	1,685,047
Payable to affiliate	29,255	109,571	51,755
Payable to Trustees	7,837	16,516	23,068
Payable to custodian	20,753	318,504	120,586
Payable for foreign withholding taxes	—	1,637	162,647
Payable for variation margin on futures contracts	—	385,466	—
Unrealized depreciation on forward foreign currency contracts	872,692	2,252,353	—
Accrued expenses and other liabilities	199,118	285,995	155,469
Total liabilities	1,964,962	58,083,184	12,217,638
Net assets	$35,556,039	$225,469,370	$476,334,300

1  Includes $321,771; $44,018,792; $10,451,860; $793,401 and $9,550,941, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

The UBS Funds

	UBS Engage for Impact Fund	UBS International Sustainable Equity Fund
Assets:
Investments, at cost
Unaffiliated issuers	$26,330,822	$208,277,804
Affiliated issuers	—	—
Foreign currency	131,120	711,794
Investments, at value
Unaffiliated issuers[1]	$26,533,990	$212,931,686
Affiliated issuers	—	—
Foreign currency	135,457	707,940
Cash	—	—
Cash collateral on futures	—	—
Cash collateral on swap agreements	—	—
Cash collateral for forward foreign currency contracts	—	—
Due from broker	—	—
Receivable for investments sold	—	—
Receivable for fund shares sold	118,260	540,148
Receivable for dividends and interest	1,593	219,557
Receivable for foreign tax reclaims	6,560	276,696
Receivable from affiliate	61,687	—
Receivable for variation margin on futures contracts	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—
Unrealized appreciation on forward foreign currency contracts	—	—
Other assets	12,377	36,006
Total assets	26,869,924	214,712,033
Liabilities:
Due to broker	—	—
Payable for cash collateral from securities loaned	508,613	—
Payable for investments purchased	—	1,945,835
Payable for fund shares redeemed	4,764	1,903,899
Payable to affiliate	—	77,965
Payable to Trustees	7,136	14,766
Payable to custodian	12,532	50,633
Payable for foreign withholding taxes	—	32,140
Payable for variation margin on futures contracts	—	—
Unrealized depreciation on forward foreign currency contracts	—	—
Accrued expenses and other liabilities	95,779	166,863
Total liabilities	628,824	4,192,101
Net assets	$26,241,100	$210,519,932

See accompanying notes to financial statements.

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2020 (continued)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Net assets consist of:
Beneficial interest	$80,492,858	$212,776,267	$459,136,698
Distributable earnings (losses)	(44,936,819)	12,693,103	17,197,602
Net assets	$35,556,039	$225,469,370	$476,334,300
Class A
Net assets	$21,273,085	$174,158,784	$—
Shares outstanding	3,557,271	14,732,336	—
Net asset value and redemption proceeds per share	$5.98	$11.82	$—
Maximum offering price per share (NAV per share plus maximum sales charge)	$6.33	$12.51	$—
Class P
Net assets	$14,282,954	$51,310,586	$100,543,016
Shares outstanding	2,330,600	4,230,889	10,898,347
Net asset value, offering price and redemption value per share	$6.13	$12.13	$9.23
Class P2
Net assets	$—	$—	$375,791,284
Shares outstanding	—	—	40,420,909
Net asset value, offering price and redemption value per share[2]	$—	$—	$9.30

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

The UBS Funds

	UBS Engage for Impact Fund	UBS International Sustainable Equity Fund
Net assets consist of:
Beneficial interest	$25,919,650	$213,205,730
Distributable earnings (losses)	321,450	(2,685,798)
Net assets	$26,241,100	$210,519,932
Class A
Net assets	$—	$7,441,756
Shares outstanding	—	773,442
Net asset value and redemption proceeds per share	$—	$9.62
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$10.18
Class P
Net assets	$26,241,100	$203,078,176
Shares outstanding	2,588,118	21,032,661
Net asset value, offering price and redemption value per share	$10.14	$9.66
Class P2
Net assets	$—	$—
Shares outstanding	—	—
Net asset value, offering price and redemption value per share[2]	$—	$—

See accompanying notes to financial statements.

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2020 (continued)

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund	UBS Municipal Bond Fund
Assets:
Investments, at cost
Unaffiliated issuers	$98,933,699	$24,332,507	$112,883,176
Foreign currency	—	—	—
Investments, at value
Unaffiliated issuers[1]	$122,408,811	$25,412,878	$118,239,061
Foreign currency	—	—	—
Cash	171,993	—	—
Cash collateral on futures	—	—	—
Cash collateral on swap agreements	—	—	—
Due from broker	—	—	—
Receivable for investments sold	808,001	19,394	—
Receivable for fund shares sold	21,018	—	158,988
Receivable for dividends and interest	25,611	8,183	1,282,633
Receivable from affiliate	—	36,957	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	22,904	27,006	23,907
Total assets	123,458,338	25,504,418	119,704,589
Liabilities:
Payable for cash collateral from securities loaned	6,212,859	—	—
Payable for investments purchased	948,532	21,297	—
Payable for fund shares redeemed	418,237	44,672	136,747
Payable to affiliate	33,580	—	14,752
Payable to Trustees	10,307	7,110	11,233
Payable to custodian	23,770	21,372	401,921
Payable for foreign withholding taxes and foreign capital gains taxes	—	333	—
Payable for variation margin on futures contracts	—	—	—
Accrued expenses and other liabilities	148,672	117,515	110,837
Total liabilities	7,795,957	212,299	675,490
Net assets	$115,662,381	$25,292,119	$119,029,099

1  Includes $12,246,830; $45,146; $0; $787,611 and $1,168,693, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

The UBS Funds

	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Assets:
Investments, at cost
Unaffiliated issuers	$35,857,930	$39,091,274
Foreign currency	—	53,708
Investments, at value
Unaffiliated issuers[1]	$37,971,830	$39,766,789
Foreign currency	—	53,262
Cash	—	131,342
Cash collateral on futures	—	172,428
Cash collateral on swap agreements	—	—
Due from broker	—	363,063
Receivable for investments sold	1,079,770	280,881
Receivable for fund shares sold	40,316	6,000
Receivable for dividends and interest	197,627	244,515
Receivable from affiliate	103,634	47,510
Unrealized appreciation on forward foreign currency contracts	—	1,414
Other assets	17,276	27,687
Total assets	39,410,453	41,094,891
Liabilities:
Payable for cash collateral from securities loaned	804,293	1,087,083
Payable for investments purchased	1,086,588	2,111,127
Payable for fund shares redeemed	5,717	21,994
Payable to affiliate	—	—
Payable to Trustees	8,154	7,917
Payable to custodian	5,001	15,754
Payable for foreign withholding taxes and foreign capital gains taxes	—	—
Payable for variation margin on futures contracts	—	12,342
Accrued expenses and other liabilities	86,707	141,590
Total liabilities	1,996,460	3,397,807
Net assets	$37,413,993	$37,697,084

See accompanying notes to financial statements.

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2020 (concluded)

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund	UBS Municipal Bond Fund
Net assets consist of:
Beneficial interest	$82,378,952	$24,594,327	$113,685,598
Distributable earnings (losses)	33,283,429	697,792	5,343,501
Net assets	$115,662,381	$25,292,119	$119,029,099
Class A
Net assets	$22,908,690	$10,019,701	$12,496,230
Shares outstanding	1,160,251	280,824	1,152,343
Net asset value and redemption proceeds per share	$19.74	$35.68	$10.84
Maximum offering price per share (NAV per share plus maximum sales charge)	$20.89	$37.76	$11.09
Class P
Net assets	$92,753,691	$15,272,418	$106,532,869
Shares outstanding	4,146,966	425,886	9,831,540
Net asset value, offering price and redemption value per share	$22.37	$35.86	$10.84

The UBS Funds

	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Net assets consist of:
Beneficial interest	$34,255,137	$39,009,050
Distributable earnings (losses)	3,158,856	(1,311,966)
Net assets	$37,413,993	$37,697,084
Class A
Net assets	$—	$649,549
Shares outstanding	—	41,537
Net asset value and redemption proceeds per share	$—	$15.64
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$16.25
Class P
Net assets	$37,413,993	$37,047,535
Shares outstanding	3,350,566	2,367,768
Net asset value, offering price and redemption value per share	$11.17	$15.65

See accompanying notes to financial statements.

The UBS Funds

Statement of operations
For the year ended June 30, 2020

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Investment income:
Unaffiliated dividends	$104,262	$3,584,143	$10,967,831
Affiliated dividends	—	614,199	—
Interest	894,898	1,301,018	71,655
Securities lending	13,862	131,120	3,552
Foreign tax withheld	(331)	(132,387)	(853,577)
Total income	1,012,691	5,498,093	10,189,461
Expenses:
Investment management and administration fees	389,107	2,169,426	3,164,923
Service and distribution fees—Class A	63,309	478,573	—
Transfer agency and related services fees—Class A	25,936	136,652	—
Transfer agency and related services fees—Class P	19,060	23,137	36,255
Transfer agency and related services fees—Class P2	—	—	20,636
Custody and fund accounting fees	17,825	67,406	232,218
Trustees fees	31,252	67,178	88,012
Professional services fees	171,599	182,053	169,846
Printing and shareholder report fees	10,485	89,766	27,008
Federal and state registration fees	32,136	36,653	51,541
Interest expense	308	6,966	—
Amortization of offering costs	—	—	—
Other expenses	38,713	95,498	46,747
Total expenses	799,730	3,353,308	3,837,186
Fee waivers and/or expense reimbursements by Advisor	(273,391)	(512,393)	(2,445,906)
Net expenses	526,339	2,840,915	1,391,280
Net investment income (loss)	486,352	2,657,178	8,798,181
Net realized gain (loss) on:
Investments in unaffiliated issuers	626,506	2,893,148	(10,547,988)
Investments in affiliated issuers	—	(2,360,800)	—
Futures contracts	(705,405)	1,397,497	—
Swap agreements	(286,680)	192,535	—
Forward foreign currency contracts	(206,794)	(813,916)	10,400
Foreign currency transactions	(8,834)	175,654	(530,845)
Net realized gain (loss)	(581,207)	1,484,118	(11,068,433)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(535,393)	(397,018)	25,614,686
Investments in affiliated issuers	—	529,813	—
Futures contracts	51,609	(868,857)	—
Swap agreements	166,666	(301,858)	—
Forward foreign currency contracts	(142,651)	(1,701,661)	—
Translation of other assets and liabilities denominated in foreign currency	(34,395)	(12,975)	(47,436)
Net change in unrealized appreciation (depreciation)	(494,164)	(2,752,556)	25,567,250
Net realized and unrealized gain (loss)	(1,075,371)	(1,268,438)	14,498,817
Net increase (decrease) in net assets resulting from operations	$(589,019)	$1,388,740	$23,296,998

The UBS Funds

	UBS Engage for Impact Fund	UBS International Sustainable Equity Fund
Investment income:
Unaffiliated dividends	$355,538	$5,664,139
Affiliated dividends	—	—
Interest	9,310	47,921
Securities lending	4,548	19,992
Foreign tax withheld	(35,204)	(459,636)
Total income	334,192	5,272,416
Expenses:
Investment management and administration fees	171,989	1,633,354
Service and distribution fees—Class A	—	22,593
Transfer agency and related services fees—Class A	—	6,497
Transfer agency and related services fees—Class P	10,625	53,500
Transfer agency and related services fees—Class P2	—	—
Custody and fund accounting fees	20,681	65,899
Trustees fees	28,349	58,777
Professional services fees	144,531	138,888
Printing and shareholder report fees	6,736	32,029
Federal and state registration fees	18,542	40,110
Interest expense	—	316
Amortization of offering costs	40,342	—
Other expenses	31,206	63,320
Total expenses	473,001	2,115,283
Fee waivers and/or expense reimbursements by Advisor	(295,800)	(225,685)
Net expenses	177,201	1,889,598
Net investment income (loss)	156,991	3,382,818
Net realized gain (loss) on:
Investments in unaffiliated issuers	134,992	(5,637,608)
Investments in affiliated issuers	—	—
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	1,567	—
Foreign currency transactions	(14,184)	87,167
Net realized gain (loss)	122,375	(5,550,441)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(378,202)	(261,765)
Investments in affiliated issuers	—	—
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	—	—
Translation of other assets and liabilities denominated in foreign currency	3,614	4,895
Net change in unrealized appreciation (depreciation)	(374,588)	(256,870)
Net realized and unrealized gain (loss)	(252,213)	(5,807,311)
Net increase (decrease) in net assets resulting from operations	$(95,222)	$(2,424,493)

See accompanying notes to financial statements.

The UBS Funds

Statement of operations
For the year ended June 30, 2020 (concluded)

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund	UBS Municipal Bond Fund
Investment income:
Unaffiliated dividends	$573,797	$407,154	$—
Interest	37,658	7,651	2,472,093
Securities lending	86,309	4,893	—
Foreign tax withheld	—	(614)	—
Total income	697,764	419,084	2,472,093
Expenses:
Investment management and administration fees	1,045,961	223,378	508,162
Service and distribution fees—Class A	56,828	28,422	32,340
Transfer agency and related services fees—Class A	35,361	7,744	2,811
Transfer agency and related services fees—Class P	88,917	5,066	16,743
Custody and fund accounting fees	22,978	10,743	20,656
Trustees fees	43,410	31,183	43,758
Professional services fees	120,594	136,862	123,371
Printing and shareholder report fees	24,407	6,324	17,354
Federal and state registration fees	33,985	33,463	36,231
Interest expense	247	95	196
Amortization of offering costs	—	—	—
Other expenses	53,487	33,422	24,719
Total expenses	1,526,175	516,702	826,341
Fee waivers and/or expense reimbursements by Advisor	(349,640)	(286,424)	(365,879)
Net expenses	1,176,535	230,278	460,462
Net investment income (loss)	(478,771)	188,806	2,011,631
Net realized gain (loss) on:
Investments in unaffiliated issuers	13,974,311	(431,062)	988,296
Options and swaptions written	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	13,974,311	(431,062)	988,296
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,482,062)	41,393	1,442,243
Options and swaptions written	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—
Net change in unrealized appreciation (depreciation)	(4,482,062)	41,393	1,442,243
Net realized and unrealized gain (loss)	9,492,249	(389,669)	2,430,539
Net increase (decrease) in net assets resulting from operations	$9,013,478	$(200,863)	$4,442,170

The UBS Funds

	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Investment income:
Unaffiliated dividends	$—	$2,725
Interest	794,189	1,309,264
Securities lending	1,014	2,348
Foreign tax withheld	—	—
Total income	795,203	1,314,337
Expenses:
Investment management and administration fees	81,822	220,670
Service and distribution fees—Class A	—	1,578
Transfer agency and related services fees—Class A	—	290
Transfer agency and related services fees—Class P	6,375	34,187
Custody and fund accounting fees	9,417	26,869
Trustees fees	31,855	31,334
Professional services fees	135,303	139,784
Printing and shareholder report fees	7,385	19,090
Federal and state registration fees	21,885	32,729
Interest expense	404	205
Amortization of offering costs	46,980	—
Other expenses	46,794	25,708
Total expenses	388,220	532,444
Fee waivers and/or expense reimbursements by Advisor	(296,902)	(338,774)
Net expenses	91,318	193,670
Net investment income (loss)	703,885	1,120,667
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,093,551	659,260
Options and swaptions written	—	(142,681)
Futures contracts	—	1,041,887
Swap agreements	—	173,556
Forward foreign currency contracts	—	(56,746)
Foreign currency transactions	—	(4,434)
Net realized gain (loss)	1,093,551	1,670,842
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,094,854	(321,263)
Options and swaptions written	—	51,153
Futures contracts	—	(179,206)
Swap agreements	—	18,267
Forward foreign currency contracts	—	15,093
Translation of other assets and liabilities denominated in foreign currency	—	(6,112)
Net change in unrealized appreciation (depreciation)	1,094,854	(422,068)
Net realized and unrealized gain (loss)	2,188,405	1,248,774
Net increase (decrease) in net assets resulting from operations	$2,892,290	$2,369,441

See accompanying notes to financial statements.

The UBS Funds

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund		UBS Emerging Markets Equity Opportunity Fund
	For the years ended June 30,		For the years ended June 30,		For the years ended June 30,
	2020	2019	2020	2019	2020	2019
From operations:
Net investment income (loss)	$486,352	$832,770	$2,657,178	$2,911,921	$8,798,181	$2,756,966
Net realized gain (loss)	(581,207)	(906,818)	1,484,118	6,043,109	(11,068,433)	(5,416,540)
Net change in unrealized appreciation (depreciation)	(494,164)	216,555	(2,752,556)	1,013,011	25,567,250	6,314,757
Net increase (decrease) in net assets resulting from operations	(589,019)	142,507	1,388,740	9,968,041	23,296,998	3,655,183
Total distributions—Class A	(1,215,326)	(310,989)	(13,406,465)	—	—	—
Total distributions—Class P	(848,376)	(305,252)	(4,161,168)	—	(2,126,928)	—
Total distributions—Class P2	—	—	—	—	(6,516,989)	(522,535)
Total distributions	(2,063,702)	(616,241)	(17,567,633)	—	(8,643,917)	(522,535)
From beneficial interest transactions:
Proceeds from shares sold	1,087,974	2,734,063	7,492,574	6,444,682	344,491,270	171,284,237
Cost of shares redeemed	(14,090,815)	(27,175,324)	(49,228,691)	(56,321,997)	(114,075,956)	(43,473,455)
Shares issued on reinvestment of dividends and distributions	1,829,496	556,939	16,174,628	—	5,860,007	113,629
Net increase (decrease) in net assets from beneficial interest transactions	(11,173,345)	(23,884,322)	(25,561,489)	(49,877,315)	236,275,321	127,924,411
Net increase (decrease) in net assets	(13,826,066)	(24,358,056)	(41,740,382)	(39,909,274)	250,928,402	131,057,059
Net assets:
Beginning of year	49,382,105	73,740,161	267,209,752	307,119,026	225,405,898	94,348,839
End of year	$35,556,039	$49,382,105	$225,469,370	$267,209,752	$476,334,300	$225,405,898

*  For the period October 24, 2018 (commencement of operations) through June 30, 2019.

The UBS Funds

	UBS Engage for Impact Fund		UBS International Sustainable Equity Fund
	For the years ended June 30,		For the years ended June 30,
	2020	2019*	2020	2019
From operations:
Net investment income (loss)	$156,991	$166,987	$3,382,818	$2,149,436
Net realized gain (loss)	122,375	241,288	(5,550,441)	(2,800,892)
Net change in unrealized appreciation (depreciation)	(374,588)	582,083	(256,870)	4,255,231
Net increase (decrease) in net assets resulting from operations	(95,222)	990,358	(2,424,493)	3,603,775
Total distributions—Class A	—	—	(123,994)	(157,033)
Total distributions—Class P	(567,242)	(6,444)	(2,822,544)	(1,718,519)
Total distributions—Class P2	—	—	—	—
Total distributions	(567,242)	(6,444)	(2,946,538)	(1,875,552)
From beneficial interest transactions:
Proceeds from shares sold	15,119,169	22,129,964	125,560,872	108,186,440
Cost of shares redeemed	(4,654,704)	(7,202,590)	(68,746,707)	(32,148,876)
Shares issued on reinvestment of dividends and distributions	521,370	6,441	2,692,439	1,779,184
Net increase (decrease) in net assets from beneficial interest transactions	10,985,835	14,933,815	59,506,604	77,816,748
Net increase (decrease) in net assets	10,323,371	15,917,729	54,135,573	79,544,971
Net assets:
Beginning of year	15,917,729	—	156,384,359	76,839,388
End of year	$26,241,100	$15,917,729	$210,519,932	$156,384,359

See accompanying notes to financial statements.

The UBS Funds

Statement of changes in net assets (concluded)

	UBS U.S. Small Cap Growth Fund		UBS U.S. Sustainable Equity Fund		UBS Municipal Bond Fund
	For the years ended June 30,		For the years ended June 30,		For the years ended June 30,
	2020	2019	2020	2019	2020	2019
From operations:
Net investment income (loss)	$(478,771)	$(398,020)	$188,806	$254,796	$2,011,631	$2,158,899
Net realized gain (loss)	13,974,311	8,136,512	(431,062)	1,413,142	988,296	(78,589)
Net change in unrealized appreciation (depreciation)	(4,482,062)	(3,158,717)	41,393	422,783	1,442,243	5,173,394
Net increase (decrease) in net assets resulting from operations	9,013,478	4,579,775	(200,863)	2,090,721	4,442,170	7,253,704
Total distributions—Class A	(1,775,575)	(2,527,048)	(586,981)	(109,184)	(213,387)	(217,914)
Total distributions—Class C	—	—	—	—	—	(17,493)
Total distributions—Class P	(6,480,541)	(8,633,439)	(940,561)	(193,173)	(1,797,595)	(1,922,730)
Total distributions	(8,256,116)	(11,160,487)	(1,527,542)	(302,357)	(2,010,982)	(2,158,137)
From beneficial interest transactions:
Proceeds from shares sold	21,748,959	31,560,714	2,935,638	2,573,638	38,324,671	26,363,694
Cost of shares redeemed	(37,336,837)	(31,938,307)	(7,578,601)	(3,922,567)	(25,262,928)	(52,421,163)
Shares issued on reinvestment of dividends and distributions	7,893,853	10,597,009	1,443,866	282,160	1,518,656	1,619,544
Net increase (decrease) in net assets from beneficial interest transactions	(7,694,025)	10,219,416	(3,199,097)	(1,066,769)	14,580,399	(24,437,925)
Net increase (decrease) in net assets	(6,936,663)	3,638,704	(4,927,502)	721,595	17,011,587	(19,342,358)
Net assets:
Beginning of year	122,599,044	118,960,340	30,219,621	29,498,026	102,017,512	121,359,870
End of year	$115,662,381	$122,599,044	$25,292,119	$30,219,621	$119,029,099	$102,017,512

The UBS Funds

	UBS Sustainable Development Bank Bond Fund		UBS Total Return Bond Fund
	For the years ended June 30,		For the years ended June 30,
	2020	2019	2020	2019
From operations:
Net investment income (loss)	$703,885	$331,806	$1,120,667	$1,314,644
Net realized gain (loss)	1,093,551	71,604	1,670,842	(326,848)
Net change in unrealized appreciation (depreciation)	1,094,854	1,019,046	(422,068)	2,009,306
Net increase (decrease) in net assets resulting from operations	2,892,290	1,422,456	2,369,441	2,997,102
Total distributions—Class A	—	—	(15,011)	(9,381)
Total distributions—Class C	—	—	—	(431)
Total distributions—Class P	(824,383)	(331,507)	(987,231)	(1,182,844)
Total distributions	(824,383)	(331,507)	(1,002,242)	(1,192,656)
From beneficial interest transactions:
Proceeds from shares sold	36,308,770	35,672,488	443,074	532,802
Cost of shares redeemed	(26,819,184)	(11,831,843)	(4,328,919)	(5,240,932)
Shares issued on reinvestment of dividends and distributions	621,222	303,684	778,398	925,634
Net increase (decrease) in net assets from beneficial interest transactions	10,110,808	24,144,329	(3,107,447)	(3,782,496)
Net increase (decrease) in net assets	12,178,715	25,235,278	(1,740,248)	(1,978,050)
Net assets:
Beginning of year	25,235,278	—	39,437,332	41,415,382
End of year	$37,413,993	$25,235,278	$37,697,084	$39,437,332

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$6.36	$6.38	$6.52	$6.17	$7.13
Net investment income (loss)[1]	0.07	0.08	0.04	0.03	0.05
Net realized and unrealized gain (loss)	(0.15)	(0.04)	(0.18)	0.32	(0.79)
Net increase (decrease) from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	(0.08)	0.04	(0.14)	0.35	(0.73)
Dividends from net investment income	(0.30)	(0.06)	—	—	(0.23)
Return of capital	—	—	—	—	(0.00)[2]
Total dividends and distributions	(0.30)	(0.06)	—	—	(0.23)
Net asset value, end of year	$5.98	$6.36	$6.38	$6.52	$6.17
Total investment return[3]	(1.45)%	0.60%	(2.15)%	5.84%	(10.48)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.00%[5]	2.02%[5]	1.69%	1.49%	1.45%
Expenses after fee waivers and/or expense reimbursements	1.35%[5]	1.35%[5]	1.35%	1.35%	1.35%
Net investment income (loss)	1.06%	1.29%	0.57%	0.42%	0.82%
Supplemental data:
Net assets, end of year (000's)	$21,273	$30,025	$31,066	$43,930	$65,741
Portfolio turnover	62%	32%	31%	48%	50%

Class P

	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$6.52	$6.53	$6.66	$6.28	$7.27
Net investment income (loss)[1]	0.08	0.10	0.06	0.04	0.07
Net realized and unrealized gain (loss)	(0.15)	(0.04)	(0.19)	0.34	(0.82)
Net increase from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	(0.07)	0.06	(0.13)	0.38	(0.74)
Dividends from net investment income	(0.32)	(0.07)	—	—	(0.25)
Return of capital	—	—	—	—	(0.00)[2]
Total dividends and distributions	(0.32)	(0.07)	—	—	(0.25)
Net asset value, end of year	$6.13	$6.52	$6.53	$6.66	$6.28
Total investment return[3]	(1.28)%	0.83%	(1.80)%	6.05%	(10.17)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.75%[5]	1.70%[5]	1.43%	1.27%	1.22%
Expenses after fee waivers and/or expense reimbursements	1.10%[5]	1.10%[5]	1.10%	1.10%	1.10%
Net investment income (loss)	1.31%	1.52%	0.94%	0.68%	1.07%
Supplemental data:
Net assets, end of year (000's)	$14,283	$19,357	$30,647	$98,018	$132,725
Portfolio turnover	62%	32%	31%	48%	50%

1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $128,212, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $86,068 for a trading error, both reimbursements had no impact on the Fund's total return.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.56	$12.08	$11.52	$10.46	$11.27
Net investment income (loss)[1]	0.12	0.12	0.05	0.02	0.01
Net realized and unrealized gain (loss)	0.02	0.36	0.68	1.27	(0.56)
Net increase (decrease) from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	0.14	0.48	0.73	1.29	(0.54)
Dividends from net investment income	(0.35)	—	(0.17)	(0.23)	(0.27)
Distributions from net realized gains	(0.53)	—	—	—	—
Total dividends and distributions	(0.88)	—	(0.17)	(0.23)	(0.27)
Net asset value, end of year	$11.82	$12.56	$12.08	$11.52	$10.46
Total investment return[2]	0.79%	3.97%[3]	6.34%	12.51%	(4.81)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%[5]	1.40%[5]	1.40%	1.39%	1.36%
Expenses after fee waivers and/or expense reimbursements	1.20%[5]	1.20%[5]	1.20%	1.25%	1.35%
Net investment income (loss)	1.01%	1.04%	0.39%	0.16%	0.09%
Supplemental data:
Net assets, end of year (000's)	$174,159	$209,407	$159,678	$174,148	$190,813
Portfolio turnover	120%	35%	54%	56%	60%

Class P

	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.87	$12.34	$11.78	$10.69	$11.51
Net investment income (loss)[1]	0.16	0.16	0.08	0.05	0.04
Net realized and unrealized gain (loss)	0.02	0.37	0.68	1.30	(0.56)
Net increase from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	0.18	0.53	0.76	1.35	(0.51)
Dividends from net investment income	(0.39)	—	(0.20)	(0.26)	(0.31)
Distributions from net realized gains	(0.53)	—	—	—	—
Total dividends and distributions	(0.92)	—	(0.20)	(0.26)	(0.31)
Net asset value, end of year	$12.13	$12.87	$12.34	$11.78	$10.69
Total investment return[2]	1.02%	4.21%[3]	6.56%	12.85%	(4.50)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.14%[5]	1.13%[5]	1.14%	1.12%	1.09%
Expenses after fee waivers and/or expense reimbursements	0.95%[5]	0.95%[5]	0.95%	1.00%	1.09%
Net investment income (loss)	1.27%	1.27%	0.64%	0.41%	0.34%
Supplemental data:
Net assets, end of year (000's)	$51,311	$57,803	$64,009	$67,156	$91,004
Portfolio turnover	120%	35%	54%	56%	60%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  During the year, the Fund recorded a gain of $263,116 from affiliated funds that were previously liquidated. If this gain had been excluded, the total return of Class A and Class P would have been 3.89% and 4.13%, respectively.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $316,557 which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions. If payment from Advisor was not made, the estimated total return would have been -4.90% for A shares, and -4.59% for P shares.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Emerging Markets Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Year ended June 30, 2020	Period ended June 30, 2019[1]
Net asset value, beginning of period	$9.28	$8.92
Net investment income (loss)[3]	0.19	0.21
Net realized and unrealized gain (loss)	0.00[4]	0.15
Net increase (decrease) from operations	0.19	0.36
Dividends from net investment income	(0.24)	—
Net asset value, end of period	$9.23	$9.28
Total investment return[6]	1.84%	4.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.19%	1.22%[7]
Expenses after fee waivers and/or expense reimbursements	1.04%	1.15%[7]
Net investment income (loss)	2.14%	5.73%[7]
Supplemental data:
Net assets, end of period (000's)	$100,543	$38,465
Portfolio turnover	50%	52%

Class P2

	Years ended June 30,		Period ended
	2020	2019	June 30, 2018[2]
Net asset value, beginning of period	$9.31	$9.40	$10.00
Net investment income (loss)[3]	0.26	0.19	0.03
Net realized and unrealized gain (loss)	0.00[4]	(0.23)[5]	(0.63)
Net increase (decrease) from operations	0.26	(0.04)	(0.60)
Dividends from net investment income	(0.27)	(0.05)	—
Net asset value, end of period	$9.30	$9.31	$9.40
Total investment return[6]	2.66%	(0.46)%	(5.90)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.17%	1.42%	4.39%[7]
Expenses after fee waivers and/or expense reimbursements	0.22%	0.40%	0.44%[7]
Net investment income (loss)	2.88%	2.16%	4.05%[7]
Supplemental data:
Net assets, end of period (000's)	$375,791	$186,941	$94,349
Portfolio turnover	50%	52%	0%

1  For the period February 1, 2019 (commencement of operations) through June 30, 2019.

2  For the period June 4, 2018 (commencement of operations) through June 30, 2018.

3  Calculated using the average share method.

4  Amount represents less than $0.005 per share.

5  The amount of net realized and unrealized loss per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

7  Annualized.

See accompanying notes to financial statements

UBS Engage For Impact Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Year ended June 30, 2020	Period ended June 30, 2019[1]
Net asset value, beginning of period	$10.81	$10.00
Net investment income (loss)[2]	0.08	0.15
Net realized and unrealized gain (loss)	(0.45)	0.67
Net increase (decrease) from operations	(0.37)	0.82
Dividends from net investment income	(0.11)	(0.01)
Distributions from net realized gains	(0.19)	—
Total dividends and distributions	(0.30)	(0.01)
Net asset value, end of period	$10.14	$10.81
Total investment return[3]	(3.77)%	8.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.27%	3.87%[4]
Expenses after fee waivers and/or expense reimbursements	0.85%	0.85%[4]
Net investment income	0.75%	2.13%[4]
Supplemental data:
Net assets, end of period (000's)	$26,241	$15,918
Portfolio turnover	43%	67%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.01	$10.20	$9.58	$8.05	$9.47
Net investment income (loss)[1]	0.16	0.13	0.08	0.19	0.13
Net realized and unrealized gain (loss)	(0.42)	(0.16)[2]	0.66	1.51	(1.47)
Net increase (decrease) from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	(0.26)	(0.03)	0.74	1.70	(1.33)
Dividends from net investment income	(0.13)	(0.06)	(0.12)	(0.17)	(0.09)
Distributions from net realized gains	—	(0.10)	—	—	—
Total dividends and distributions	(0.13)	(0.16)	(0.12)	(0.17)	(0.09)
Net asset value, end of year	$9.62	$10.01	$10.20	$9.58	$8.05
Total investment return[3]	(2.73)%	(0.14)%	7.67%	21.43%	(14.07)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.41%[5]	1.53%	2.02%	2.25%	2.37%
Expenses after fee waivers and/or expense reimbursements	1.25%[5]	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	1.60%	1.38%	0.79%	2.16%	1.59%
Supplemental data:
Net assets, end of year (000's)	$7,442	$9,769	$8,049	$15,811	$5,204
Portfolio turnover	41%	57%	43%	33%	114%

Class P

	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.04	$10.23	$9.61	$8.08	$9.50
Net investment income (loss)[1]	0.18	0.17	0.14	0.14	0.16
Net realized and unrealized gain (loss)	(0.41)	(0.18)[2]	0.63	1.58	(1.48)
Net increase from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	(0.23)	(0.01)	0.77	1.72	(1.31)
Dividends from net investment income	(0.15)	(0.08)	(0.15)	(0.19)	(0.11)
Distributions from net realized gains	—	(0.10)	—	—	—
Total dividends and distributions	(0.15)	(0.10)	(0.15)	(0.19)	(0.11)
Net asset value, end of year	$9.66	$10.04	$10.23	$9.61	$8.08
Total investment return[3]	(2.40)%	0.10%	7.94%	21.68%	(13.83)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.12%[5]	1.26%	1.70%	2.06%	2.12%
Expenses after fee waivers and/or expense reimbursements	1.00%[5]	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	1.82%	1.80%	1.37%	1.65%	1.92%
Supplemental data:
Net assets, end of year (000's)	$203,078	$146,616	$65,750	$19,952	$16,277
Portfolio turnover	41%	57%	43%	33%	114%

1  Calculated using the average share method.

2  The amount of net realized and unrealized loss per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $34,326, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $5,471 for a trading error. lf payment from Advisor was not made, the estimated total return would have been -14.18% for A shares, and -13.94% for P shares.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$19.49	$20.74	$21.26	$17.75	$23.60
Net investment income (loss)[1]	(0.11)	(0.10)	(0.17)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	1.79	0.80	4.92	4.34	(3.89)
Net increase (decrease) from operations	1.68	0.70	4.75	4.19	(4.02)
Distributions from net realized gains	(1.43)	(1.95)	(5.27)	(0.68)	(1.83)
Net asset value, end of year	$19.74	$19.49	$20.74	$21.26	$17.75
Total investment return[2]	9.33%	5.95%	26.17%	23.75%	(17.58)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.60%[3]	1.57%	1.66%	1.56%	1.53%
Expenses after fee waivers and/or expense reimbursements	1.24%[3]	1.24%	1.24%	1.24%	1.24%
Net investment income (loss)	(0.63)%	(0.53)%	(0.83)%	(0.77)%	(0.65)%
Supplemental data:
Net assets, end of year (000's)	$22,909	$26,114	$26,498	$27,464	$28,048
Portfolio turnover	79%	54%	67%	50%	109%

Class P

	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.84	$22.89	$22.92	$19.05	$25.11
Net investment income (loss)[1]	(0.08)	(0.06)	(0.13)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	2.04	0.96	5.37	4.66	(4.15)
Net increase (decrease) from operations	1.96	0.90	5.24	4.55	(4.23)
Distributions from net realized gains	(1.43)	(1.95)	(5.27)	(0.68)	(1.83)
Net asset value, end of year	$22.37	$21.84	$22.89	$22.92	$19.05
Total investment return[2]	9.62%	6.24%	26.50%	24.09%	(17.39)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.29%[3]	1.30%	1.34%	1.22%	1.17%
Expenses after fee waivers and/or expense reimbursements	0.99%[3]	0.99%	0.99%	0.99%	0.99%
Net investment income (loss)	(0.37)%	(0.27)%	(0.58)%	(0.50)%	(0.40)%
Supplemental data:
Net assets, end of year (000's)	$92,754	$96,485	$88,845	$75,770	$130,227
Portfolio turnover	79%	54%	67%	50%	109%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$36.51	$34.44	$31.21	$25.51	$27.55
Net investment income (loss)[1]	0.18	0.26	0.16	0.14	0.21
Net realized and unrealized gain (loss)	0.78[2]	2.13	3.20	5.84	(1.88)
Net increase (decrease) from operations	0.96	2.39	3.36	5.98	(1.67)
Dividends from net investment income	(0.10)	(0.32)	(0.13)	(0.28)	(0.37)
Distributions from net realized gains	(1.69)	—	—	—	—
Total dividends and distributions	(1.79)	(0.32)	(0.13)	(0.28)	(0.37)
Net asset value, end of year	$35.68	$36.51	$34.44	$31.21	$25.51
Total investment return[3]	2.24%	7.15%	10.79%	23.61%	(6.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.97%[4]	2.14%	2.07%	2.04%	1.93%
Expenses after fee waivers and/or expense reimbursements	0.95%[4]	0.95%	0.95%	0.95%	1.13%
Net investment income (loss)	0.51%	0.76%	0.48%	0.49%	0.81%
Supplemental data:
Net assets, end of year (000's)	$10,020	$12,010	$10,586	$11,857	$9,774
Portfolio turnover	177%	102%	166%	78%	57%

Class P

	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$36.68	$34.60	$31.34	$25.61	$27.67
Net investment income (loss)[1]	0.27	0.34	0.25	0.21	0.26
Net realized and unrealized gain (loss)	0.79[2]	2.14	3.21	5.87	(1.89)
Net increase (decrease) from operations	1.06	2.48	3.46	6.08	(1.63)
Dividends from net investment income	(0.19)	(0.40)	(0.20)	(0.35)	(0.43)
Distributions from net realized gains	(1.69)	—	—	—	—
Total dividends and distributions	(1.88)	(0.40)	(0.20)	(0.35)	(0.43)
Net asset value, end of year	$35.86	$36.68	$34.60	$31.34	$25.61
Total investment return[3]	2.48%	7.44%	11.08%	23.87%	(5.91)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.68%[4]	1.85%	1.79%	1.76%	1.64%
Expenses after fee waivers and/or expense reimbursements	0.70%[4]	0.70%	0.70%	0.70%	0.90%
Net investment income (loss)	0.75%	1.00%	0.74%	0.74%	1.00%
Supplemental data:
Net assets, end of year (000's)	$15,272	$18,210	$17,182	$16,754	$15,147
Portfolio turnover	177%	102%	166%	78%	57%

1  Calculated using the average share method.

2  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized loss reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.60	$10.07	$10.23	$10.52	$9.94
Net investment income (loss)[1]	0.18	0.18	0.16	0.15	0.17
Net realized and unrealized gain (loss)	0.24	0.53	(0.16)	(0.27)	0.59
Net increase (decrease) from operations	0.42	0.71	—	(0.12)	0.76
Dividends from net investment income	(0.18)	(0.18)	(0.16)	(0.15)	(0.18)
Distributions from net realized gains	—	—	—	(0.02)	—
Total dividends and distributions	(0.18)	(0.18)	(0.16)	(0.17)	(0.18)
Net asset value, end of year	$10.84	$10.60	$10.07	$10.23	$10.52
Total investment return[2]	3.98%	7.17%	0.04%	(1.11)%	7.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.00%[3]	1.07%[3]	1.03%	1.00%	1.15%
Expenses after fee waivers and/or expense reimbursements	0.65%[3]	0.65%[3]	0.65%	0.65%	0.65%
Net investment income (loss)	1.66%	1.80%	1.61%	1.42%	1.66%
Supplemental data:
Net assets, end of year (000's)	$12,496	$12,796	$9,378	$21,007	$17,671
Portfolio turnover[4]	23%	31%	39%	60%	100%

Class P

	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.60	$10.06	$10.22	$10.52	$9.94
Net investment income (loss)[1]	0.20	0.21	0.19	0.17	0.19
Net realized and unrealized gain (loss)	0.24	0.54	(0.16)	(0.28)	0.60
Net increase (decrease) from operations	0.44	0.75	0.03	(0.11)	0.79
Dividends from net investment income	(0.20)	(0.21)	(0.19)	(0.17)	(0.21)
Distributions from net realized gains	—	—	—	(0.02)	—
Total dividends and distributions	(0.20)	(0.21)	(0.19)	(0.19)	(0.21)
Net asset value, end of year	$10.84	$10.60	$10.06	$10.22	$10.52
Total investment return[2]	4.24%	7.55%	0.30%	(0.97)%	8.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.74%[3]	0.82%[3]	0.79%	0.77%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.40%[3]	0.40%[3]	0.40%	0.40%	0.40%
Net investment income (loss)	1.91%	2.03%	1.88%	1.68%	1.89%
Supplemental data:
Net assets, end of year (000's)	$106,533	$89,222	$107,153	$101,601	$90,146
Portfolio turnover[4]	23%	31%	39%	60%	100%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

4  Effective with the fiscal year ended June 30, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements

UBS Sustainable Development Bank Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Year ended June 30, 2020	Period ended June 30, 2019[1]
Net asset value, beginning of period	$10.58	$10.00
Net investment income (loss)[2]	0.21	0.19
Net realized and unrealized gain (loss)	0.63	0.58
Net increase (decrease) from operations	0.84	0.77
Dividends from net investment income	(0.21)	(0.19)
Distributions from net realized gains	(0.04)	—
Total dividends and distributions	(0.25)	(0.19)
Net asset value, end of period	$11.17	$10.58
Total investment return[3]	8.03%	7.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%[5]	2.19%[4]
Expenses after fee waivers and/or expense reimbursements	0.25%[5]	0.25%[4]
Net investment income (loss)	1.94%	2.67%[4]
Supplemental data:
Net assets, end of period (000's)	$37,414	$25,235
Portfolio turnover	80%	20%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Total Return Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Years ended June 30,		Period ended
	2020	2019	2018	June 30, 2017[1]
Net asset value, beginning of period	$15.09	$14.40	$14.94	$15.24
Net investment income (loss)[2]	0.41	0.45	0.47	0.25
Net realized and unrealized gain (loss)	0.50	0.65	(0.65)	(0.30)
Net increase (decrease) from operations	0.91	1.10	(0.18)	(0.05)
Dividends from net investment income	(0.36)	(0.41)	(0.36)	(0.25)
Return of capital	—	—	—	(0.00)[3]
Total dividends and distributions	(0.36)	(0.41)	(0.36)	(0.25)
Net asset value, end of period	$15.64	$15.09	$14.40	$14.94
Total investment return[4]	6.14%	7.63%	(1.12)%	(0.31)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[6]	1.68%[6]	1.45%	1.74%[5]
Expenses after fee waivers and/or expense reimbursements	0.75%[6]	0.75%[6]	0.75%	0.75%[5]
Net investment income (loss)	2.66%	3.10%	3.22%	2.28%[5]
Supplemental data:
Net assets, end of period (000's)	$650	$488	$108	$44
Portfolio turnover	209%	234%	236%	700%

Class P

	Years ended June 30,				Nine months ended
	2020	2019	2018	2017	June 30, 2016[7]
Net asset value, beginning of period	$15.10	$14.41	$14.94	$15.14	$14.98
Net investment income (loss)[2]	0.45	0.49	0.49	0.37	0.36
Net realized and unrealized gain (loss)	0.50	0.64	(0.63)	(0.18)	0.13
Net increase (decrease) from operations	0.95	1.13	(0.14)	0.19	0.49
Dividends from net investment income	(0.40)	(0.44)	(0.39)	(0.39)	(0.33)
Return of capital	—	—	—	(0.00)[3]	—
Total dividends and distributions	(0.40)	(0.44)	(0.39)	(0.39)	(0.33)
Net asset value, end of period	$15.65	$15.10	$14.41	$14.94	$15.14
Total investment return[4]	6.40%	7.95%	(0.88)%	1.32%	3.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.38%[6]	1.45%[6]	1.30%	1.29%	1.21%[5]
Expenses after fee waivers and/or expense reimbursements	0.50%[6]	0.50%[6]	0.50%	0.50%	1.16%[5]
Net investment income (loss)	2.92%	3.35%	3.29%	2.45%	3.22%[5]
Supplemental data:
Net assets, end of period (000's)	$37,048	$38,949	$41,245	$49,919	$126,922
Portfolio turnover	209%	234%	236%	700%	251%

1  For the period September 29, 2016 (commencement of operations) through June 30, 2017.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

7  On May 23, 2016 Class P shares of the UBS Total Return Bond Fund acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end management investment company (the "Predecessor Fund"). The UBS Total Return Bond Fund's Class P shares have adopted the historical performance of the Predecessor Fund. In connection with the Reorganization, the fiscal year end for UBS Total Return Bond Fund has changed from September 30th to June 30th. As such, the fiscal period ended June 30, 2016 for UBS Total Return Bond Fund reflects the nine month period from October 1, 2015 through June 30, 2016.

See accompanying notes to financial statements

The UBS Funds

Notes to financial statements

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has ten Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Total Return Bond Fund, (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS Dynamic Alpha Fund, UBS Municipal Bond Fund, and the UBS Sustainable Development Bank Bond Fund which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A and Class P shares, with the exception of UBS Emerging Markets Equity Opportunity Fund, which currently offers Class P2 shares only. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P and Class P2 shares have no service or distribution plan.

Prior to July 12, 2018, the Funds offered Class C shares. At the recommendation of UBS AM, each Fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C of each Fund and the automatic conversion of Class C shares of each Fund into Class A shares of the same Fund (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Funds ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

On October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of each Fund were automatically converted into Class A shares of the same Fund. From the Closure Date to the Conversion Date (the "Conversion Period"), the 12b-1 distribution fees (0.50% of average net assets for UBS Municipal Bond Fund and UBS Total Return Bond Fund, and 0.75% of average net assets for all other Funds) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (0.25% of average net assets) continued to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividend and capital gain distributions continued. Upon the conversion of Class C shares into Class A shares, each Class C shareholder owned Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares. The 12b-1 service fee applicable to Class A shares applies to the converted shares. Class C shares converted into Class A shares as a tax-free event for federal income tax purposes.

The UBS Funds

Notes to financial statements

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2018. Management has assessed the impact of these changes, and the changes are incorporated within the financial statements.

In August 2018, the FASB issued ("ASU") 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has assessed the potential impact of these changes and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return

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of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition

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process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the Funds' investments. The extent of the impact to the financial performance of the funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on U.S. and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The UBS Funds

Notes to financial statements

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

The UBS Funds

Notes to financial statements

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

Investments

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and

The UBS Funds

Notes to financial statements

decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales: UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

The UBS Funds

Notes to financial statements

For the period ended June 30, 2020, UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund did not engage in short sale transactions.

Treasury inflation protected securities: The Funds may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Funds pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where

The UBS Funds

Notes to financial statements

the Fund will be obligated to enter into a swap agreement. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the

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Notes to financial statements

contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The UBS Funds

Notes to financial statements

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2020.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Fund's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2020 is reflected in the Statement of assets and liabilities.

The UBS Funds

Notes to financial statements

At June 30, 2020, the Funds had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures contracts	$8,140	$—	$—	$207,354	$215,494
Swap agreements	—	—	23,767	—	23,767
Forward foreign currency contracts	—	884,527	—	—	884,527
Total value	$8,140	$884,527	$23,767	$207,354	$1,123,788
UBS Global Allocation Fund
Futures contracts	$171,291	$—	$—	$442,608	$613,899
Forward foreign currency contracts	—	336,372	—	—	336,372
Total value	$171,291	$336,372	$—	$442,608	$950,271
UBS Total Return Bond Fund
Futures contracts	$12,345	$—	$—	$—	$12,345
Forward foreign currency contracts	—	1,414	—	—	1,414
Total value	$12,345	$1,414	$—	$—	$13,759

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures contracts	$(42,484)	$—	$—	$(156,453)	$(198,937)
Swap agreements	—	—	(6,650)	—	(6,650)
Forward foreign currency contracts	—	(872,692)	—	—	(872,692)
Total value	$(42,484)	$(872,692)	$(6,650)	$(156,453)	$(1,078,279)
UBS Global Allocation Fund
Futures contracts	$(136,311)	$—	$—	$(864,163)	$(1,000,474)
Swap agreements	—	—	(27,232)	—	(27,232)
Forward foreign currency contracts	—	(2,252,353)	—	—	(2,252,353)
Total value	$(136,311)	$(2,252,353)	$(27,232)	$(864,163)	$(3,280,059)
UBS Total Return Bond Fund
Futures contracts	$(24,774)	$—	$—	$—	$(24,774)
Total value	$(24,774)	$—	$—	$—	$(24,774)

Table footnotes begin on page 149

The UBS Funds

Notes to financial statements

During the period ended June 30, 2020, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)3

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Options and swaptions purchased	$22,266	$—	$—	$—	$22,266
Futures contracts	(514,303)	—	—	(191,102)	(705,405)
Swap agreements	—	—	(286,680)	—	(286,680)
Forward foreign currency contracts	—	(206,794)	—	—	(206,794)
Total net realized gains (loss)	$(492,037)	$(206,794)	$(286,680)	$(191,102)	$(1,176,613)
UBS Global Allocation Fund
Options and swaptions purchased	$—	$—	$—	$(363,475)	$(363,475)
Futures contracts	3,543,233	—	—	(2,145,736)	1,397,497
Swap agreements	—	—	192,535	—	192,535
Forward foreign currency contracts	—	(813,916)	—	—	(813,916)
Total net realized gains (loss)	$3,543,233	$(813,916)	$192,535	$(2,509,211)	$412,641
UBS Emerging Markets Equity Opportunity Fund
Forward foreign currency contracts	$—	$10,400	$—	$—	$10,400
UBS Engage for Impact Fund
Forward foreign currency contracts	$—	$1,567	$—	$—	$1,567
UBS Total Return Bond Fund
Options and swaptions purchased	$121,684	$—	$—	$—	$121,684
Swaptions written	(142,681)	—	—	—	(142,681)
Futures contracts	1,041,887	—	—	—	1,041,887
Swap agreements	28,407	—	145,149	—	173,556
Forward foreign currency contracts	—	(56,746)	—	—	(56,746)
Total net realized gains (loss)	$1,049,297	$(56,746)	$145,149	$—	$1,137,700

Table footnotes begin on page 149

The UBS Funds

Notes to financial statements

During the period ended June 30, 2020, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)4

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Options and swaptions purchased	$—	$—	$3,757	$—	$3,757
Futures contracts	$96,858	$—	$—	$(45,249)	$51,609
Swap agreements	—	—	166,666	—	166,666
Forward foreign currency contracts	—	(142,651)	—	—	(142,651)
Net change in appreciation (depreciation)	$96,858	$(142,651)	$170,423	$(45,249)	$79,381
UBS Global Allocation Fund
Options and swaptions purchased	$—	$—	$—	$164,675	$164,675
Futures contracts	$(179,398)	$—	$—	$(689,459)	$(868,857)
Swap agreements	—	—	(301,858)	—	(301,858)
Forward foreign currency contracts	—	(1,701,661)	—	—	(1,701,661)
Net change in appreciation (depreciation)	$(179,398)	$(1,701,661)	$(301,858)	$(524,784)	$(2,707,701)
UBS Total Return Bond Fund
Options and swaptions purchased	$—	$—	$4,500	$—	$4,500
Options and swaptions written	—	—	51,153	—	51,153
Futures contracts	(179,206)	—	—	—	(179,206)
Swap agreements	—	—	18,267	—	18,267
Forward foreign currency contracts	—	15,093	—	—	15,093
Net change in appreciation (depreciation)	$(179,206)	$15,093	$73,920	$—	$(90,193)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

The UBS Funds

Notes to financial statements

At June 30, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Dynamic Alpha Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities[2]	$1,123,788	$(1,078,279)
Derivatives not subject to a MNA or similar agreements	(239,261)	205,587
Total gross amount of assets and liabilities subject to MNA or similar agreements	$884,527	$(872,692)

The following tables present the Fund's derivative assets and liabilities subject to MNA by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[1]	Net amount of assets
BB	$21,604	$(8,339)	$—	$13,265
BOA	861	(861)	—	—
CITI	7,217	(7,217)	—	—
GSI	61,418	(5,485)	—	55,933
HSBC	46,241	—	—	46,241
JPMCB	59,709	(23,708)	—	36,001
MSCI	112,139	—	—	112,139
SSC	575,338	(575,338)	—	—
Total	$884,527	$(620,948)	$—	$263,579
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[1]	Net amount of liabilities
BB	$(8,339)	$8,339	$—	$—
BOA	(2,823)	861	—	(1,962)
CIBC	(1,939)	—	—	(1,939)
CITI	(23,879)	7,217	—	(16,662)
GSI	(5,485)	5,485	—	—
JPMCB	(23,708)	23,708	—	—
SSC	(806,519)	575,338	—	(231,181)
Total	$(872,692)	$620,948	$—	$(251,744)

Table footnotes begin on page 152.

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities[2]	$950,271	$(3,280,059)
Derivatives not subject to a MNA or similar agreements	(613,899)	1,027,706
Total gross amount of assets and liabilities subject to MNA or similar agreements	$336,372	$(2,252,353)

The UBS Funds

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[1]	Net amount of assets
BOA	$3,700	$(3,700)	$—	$—
CITI	7,912	(7,912)	—	—
JPMCB	39,418	(39,418)	—	—
MSCI	174,491	(15,661)	—	158,830
SSC	110,851	(110,851)	—	—
Total	$336,372	$(177,542)	$—	$158,830
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[1]	Net amount of liabilities
BB	$(3,487)	$—	$3,487	$—
BOA	(96,953)	3,700	—	(93,253)
CITI	(153,555)	7,912	—	(145,643)
HSBC	(4,798)	—	—	(4,798)
JPMCB	(1,411,925)	39,418	—	(1,372,507)
MSCI	(15,661)	15,661	—	—
SSC	(565,974)	110,851	—	(455,123)
Total	$(2,252,353)	$177,542	$3,487	$(2,071,324)

Table footnotes begin on page 152.

UBS Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities[2]	$13,759	$(24,774)
Derivatives not subject to a MNA or similar agreements	(12,345)	24,774
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,414	$—

The UBS Funds

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[1]	Net amount of assets
BOA	$286	$—	$—	$286
JPMCB	560	—	—	560
MSCI	568	—	—	568
Total	$1,414	$—	$—	$1,414

1  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

2  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%

Fund	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $750 mm	$750 mm to $1.0 billion	$1.0 billion and over
UBS Emerging Markets Equity Opportunity Fund	0.900%	0.875%	0.850%	0.825%	0.750%
UBS Sustainable Development Bank Bond Fund	0.150	0.145	0.140	0.135	0.130
Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Sustainable Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825
UBS U.S. Sustainable Equity Fund	0.700	0.650	0.600	0.575	0.550

Fund	All assets
UBS Engage For Impact Fund	0.750%
UBS Municipal Bond Fund	0.400
UBS Total Return Bond Fund	0.500

The UBS Funds

Notes to financial statements

For UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Total Return Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. The contractual fee waiver and/or expense reimbursement agreement for each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending October 28, 2020. The fee waiver and/or expense reimbursement for UBS International Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended June 30, 2020 were as follows:

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS Dynamic Alpha Fund	1.35%	1.10%	—	$22,681	$357,558	$(273,391)	$—
UBS Global Allocation Fund	1.20	0.95	—	60,194	1,983,475	(512,393)	—
UBS Emerging Markets Equity Opportunity Fund[1]	—	1.00	0.40%	40,681	2,919,939	(2,309,304)	—
UBS Engage For Impact Fund	—	0.85	—	(63,290)	156,354	(295,800)	—
UBS International Sustainable Equity Fund	1.25	1.00	—	65,038	1,493,352	(225,685)	—
UBS U.S. Small Cap Growth Fund	1.24	0.99	—	22,159	961,153	(349,640)	—
UBS U.S. Sustainable Equity Fund	0.95	0.70	—	(43,493)	201,761	(286,424)	—
UBS Municipal Bond Fund	0.65	0.40	—	5,065	427,926	(365,879)	—
UBS Sustainable Development Bank Bond Fund	—	0.25	—	(105,930)	54,548	(296,902)	—
UBS Total Return Bond Fund	0.75	0.50	—	(49,948)	191,887	(338,774)	—

1  Expense cap for UBS Emerging Markets Equity Opportunity Fund Class P became effective October 30, 2019. Prior to October 30, 2019, expense cap was 1.15%.

For UBS Emerging Markets Equity Opportunity Fund Class P2, the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive its management fee. For the year ended June 30, 2020, the advisory fees waived were $2,180,196. This waiver is included within the fees waived/expenses reimbursed amount disclosed in the table above.

Each Fund, except for UBS International Sustainable Equity Fund and UBS Emerging Markets Equity Opportunity Fund Class P2, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended June 30, 2020 are subject to repayment through June 30, 2023.

UBS Emerging Markets Equity Opportunity Fund Class P2 will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total expense ratio to exceed the contractual limit as then may be in effect for the class. The expenses reimbursed for the period ended June 30, 2020 are subject to repayment through June 30, 2023.

The UBS Funds

Notes to financial statements

At June 30, 2020, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2021	Expires June 30, 2022	Expires June 30, 2023
UBS Dynamic Alpha Fund—Class A	$512,299	$131,826	$216,606	$163,867
UBS Dynamic Alpha Fund—Class P	486,877	217,649	159,704	109,524
UBS Global Allocation Fund—Class A	1,157,354	350,483	397,509	409,362
UBS Global Allocation Fund—Class P	342,359	129,591	109,737	103,031
UBS Emerging Markets Equity Opportunity Fund—Class P	132,054	—	2,946[1]	129,108
UBS Emerging Markets Equity Opportunity Fund—Class P2	178,611	68,961	109,650	—
UBS Engage For Impact Fund—Class P	533,024	—	237,224[2]	295,800
UBS U.S. Small Cap Growth Fund—Class A	275,626	111,537	83,376	80,713
UBS U.S. Small Cap Growth Fund—Class P	826,714	270,691	287,096	268,927
UBS U.S. Sustainable Equity Fund—Class A	374,694	125,718	133,325	115,651
UBS U.S. Sustainable Equity Fund—Class P	559,198	189,607	198,818	170,773
UBS Municipal Bond Fund—Class A	145,541	50,025	50,814	44,702
UBS Municipal Bond Fund—Class P	1,135,320	420,099	394,044	321,177
UBS Sustainable Development Bank Bond Fund—Class P	538,612	—	241,710[2]	296,902
UBS Total Return Bond Fund—Class A	8,581	278	3,032	5,271
UBS Total Return Bond Fund—Class P	1,071,637	367,169	370,965	333,503

1  For the period from February 1, 2019 (commencement of operations) through June 30, 2019.

2  For the period from October 24, 2018 (commencement of operations) through June 30, 2019.

For UBS Emerging Markets Equity Opportunity Fund Class P2, the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive its retained administration fees. For the year ended June 30, 2020, the administration fees waived were 136,602.

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended June 30, 2020, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$2,207	$31,549
UBS Global Allocation Fund	14,031	185,951
UBS Emerging Markets Equity Opportunity Fund	11,074	244,984
UBS Engage For Impact Fund	1,603	15,635
UBS International Sustainable Equity Fund	12,927	140,002
UBS U.S. Small Cap Growth Fund	6,971	84,808
UBS U.S. Sustainable Equity Fund	1,551	21,617
UBS Municipal Bond Fund	7,213	80,236
UBS Sustainable Development Bank Bond Fund	2,296	27,274
UBS Total Return Bond Fund	2,313	28,783

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2020 have been included near the end of each Fund's Portfolio of investments.

The UBS Funds

Notes to financial statements

During the period ended June 30, 2020, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	UBS Group AG
UBS Global Allocation Fund	$90
UBS Emerging Markets Equity Opportunity Fund	25,277
UBS Engage For Impact Fund	681
UBS International Sustainable Equity Fund	3,529

During the year ended June 30, 2020, the U.S. Sustainable Equity Fund engaged in a sale transaction with a fund that has a common investment adviser, UBS AM. This interfund sale transaction was effected in compliance with Rule 17a-7 under the 1940 Act. The proceeds from the sale were $650,299 and the net realized loss recognized was $264,729.

During the year ended, June 30, 2020, some of the Funds engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans ("the Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A
UBS Dynamic Alpha Fund	0.25%
UBS Global Allocation Fund	0.25
UBS Engage For Impact Fund	0.25
UBS International Sustainable Equity Fund	0.25
UBS U.S. Small Cap Growth Fund	0.25
UBS U.S. Sustainable Equity Fund	0.25
UBS Municipal Bond Fund	0.25
UBS Sustainable Development Bank Bond Fund	0.10
UBS Total Return Bond Fund	0.25

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. At June 30, 2020, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended June 30, 2020, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned by distributor
UBS Dynamic Alpha Fund—Class A	$4,367	$389
UBS Global Allocation Fund—Class A	35,346	4,323
UBS International Sustainable Equity Fund—Class A	—	12,854
UBS U.S. Small Cap Growth Fund—Class A	4,450	7,779
UBS U.S. Sustainable Equity Fund—Class A	4,985	12,220
UBS Municipal Bond Fund—Class A	2,474	5,004
UBS Total Return Bond Fund—Class A	125	1,435

The UBS Funds

Notes to financial statements

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended June 30, 2020, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated services fees earned
UBS Dynamic Alpha Fund	$20,285
UBS Global Allocation Fund	66,937
UBS Emerging Markets Equity Opportunity Fund	23,981
UBS Engage For Impact Fund	4,107
UBS International Sustainable Equity Fund	11,994
UBS US Small Cap Growth Fund	4,567
UBS US Sustainable Equity Fund	2,912
UBS Municipal Bond Fund	11,097
UBS Sustainable Dev Bank Bond Fund	4,422
UBS Total Return Bond Fund	1,120

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At June 30, 2020, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Fund	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
UBS Dynamic Alpha Fund	$321,771	$328,563	$—	$328,563
UBS Global Allocation Fund	44,018,792	44,341,867	690,612	45,032,479	U.S. Treasury Notes and U.S. Treasury Bills
UBS Emerging Markets Equity Opportunity Fund	10,451,860	9,804,566	977,073	10,781,639	U.S. Treasury Notes and U.S. Treasury Bills
UBS Engage For Impact Fund	793,401	508,613	302,014	810,627	U.S. Treasury Notes and U.S. Treasury Bills
UBS International Sustainable Equity Fund	9,550,941	—	10,058,325	10,058,325	U.S. Treasury Notes and U.S. Treasury Bills
UBS U.S. Small Cap Growth Fund	12,246,830	6,212,859	6,299,891	12,512,750	U.S. Treasury Notes and U.S. Treasury Bills
UBS U.S. Sustainable Equity Fund	45,146	—	46,073	46,073	U.S. Treasury Notes and U.S. Treasury Bills

The UBS Funds

Notes to financial statements

Fund	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
UBS Sustainable Development Bank Bond Fund	$787,611	$804,293	$—	$804,293
UBS Total Return Bond Fund	1,168,693	1,087,083	105,916	1,192,999	U.S. Treasury Notes and U.S. Treasury Bills

* These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

The table below represents the disaggregation at June 30, 2020 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized
Fund	Equity securities	Corporate bonds	liabilities for securities lending transactions
UBS Dynamic Alpha Fund	$—	$328,563	$328,563
UBS Global Allocation Fund	44,341,867	—	44,341,867
UBS Emerging Markets Equity Opportunity Fund	9,804,566	—	9,804,566
UBS Engage For Impact Fund	508,613	—	508,613
UBS U.S. Small Cap Growth Fund	6,212,859	—	6,212,859
UBS Sustainable Development Bank Bond Fund	—	804,293	804,293
UBS Total Return Bond Fund	—	1,087,083	1,087,083

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The Funds covered by the Committed Credit Facility have agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended June 30, 2020, the following Funds had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS International Sustainable Equity Fund	$2,840,398	2	$316	2.000%
UBS U.S. Small Cap Growth Fund	3,289,315	1	247	2.699
UBS U.S. Sustainable Equity Fund	574,177	4	95	1.460
UBS Municipal Bond Fund	444,033	8	196	1.983
UBS Sustainable Development Bank Bond Fund	5,226,184	1	404	2.785

The UBS Funds

Notes to financial statements

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2020, the following Funds recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Allocation Fund	$2,312
UBS U.S. Small Cap Growth Fund	18,741
UBS U.S. Sustainable Equity Fund	1,923

Change in accounting principle

In March 2017, the Financial Accounting Standards Board Accounting Standards Update 2017-08 ("ASU 2017-08"), "Receivables-Nonrefundable fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities." ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted an applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of July 1, 2019, the amortized cost basis of investments was reduced and the unrealized appreciation (depreciation) of investments was increased. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

The table below details the adjustments explained above. Funds not in the table were not impacted by ASU 2017-08.

Fund	Amount of cumulative-effect adjustment
UBS Dynamic Alpha Fund	$12

Purchases and sales of securities

For the period ended June 30, 2020, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
UBS Dynamic Alpha Fund	$12,735,057	$17,285,456
UBS Global Allocation Fund	263,812,148	244,170,324
UBS Emerging Markets Equity Opportunity Fund	387,791,986	160,697,787
UBS Engage For Impact Fund	18,661,819	8,704,807
UBS International Sustainable Equity Fund	144,087,107	74,877,025
UBS U.S. Small Cap Growth Fund	87,005,296	103,489,584
UBS U.S. Sustainable Equity Fund	50,033,917	53,977,171
UBS Municipal Bond Fund	39,887,282	23,279,059
UBS Sustainable Development Bank Bond Fund	37,791,354	28,037,678
UBS Total Return Bond Fund	78,262,716	80,408,137

The UBS Funds

Notes to financial statements

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds for the period ended June 30, 2020 were as follows:

UBS Dynamic Alpha Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	14,558	$88,921	159,175	$999,053
Shares repurchased	(1,340,311)	(8,252,007)	(925,017)	(5,838,808)
Dividends reinvested	163,909	1,026,069	125,536	803,427
Net increase (decrease)	(1,161,844)	$(7,137,017)	(640,306)	$(4,036,328)

UBS Global Allocation Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	81,989	$952,814	506,975	$6,539,760
Shares repurchased	(3,008,442)	(36,131,245)	(1,073,824)	(13,097,446)
Dividends reinvested	991,416	12,293,553	305,596	3,881,075
Net increase (decrease)	(1,935,037)	$(22,884,878)	(261,253)	$(2,676,611)

UBS Emerging Markets Equity Opportunity Fund

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	13,167,373	$117,978,657	26,872,447	$226,512,613
Shares repurchased	(6,596,098)	(54,624,088)	(6,939,570)	(59,451,868)
Dividends reinvested	181,865	1,793,187	410,790	4,066,820
Net increase (decrease)	6,753,140	$65,147,756	20,343,667	$171,127,565

UBS Engage For Impact Fund

	Class P
	Shares	Amount
Shares sold	1,525,300	$15,119,169
Shares repurchased	(455,577)	(4,654,704)
Dividends reinvested	46,551	521,370
Net increase (decrease)	1,116,274	$10,985,835

UBS International Sustainable Equity Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	95,585	$916,778	13,137,692	$124,644,094
Shares repurchased	(308,578)	(2,714,895)	(6,947,101)	(66,031,812)
Dividends reinvested	10,737	112,848	244,975	2,579,591
Net increase (decrease)	(202,256)	$(1,685,269)	6,435,566	$61,191,873

The UBS Funds

Notes to financial statements

UBS U.S. Small Cap Growth Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	151,607	$2,744,880	936,317	$19,004,079
Shares repurchased	(415,731)	(7,446,303)	(1,515,406)	(29,890,534)
Dividends reinvested	84,387	1,541,748	307,310	6,352,105
Net increase (decrease)	(179,737)	$(3,159,675)	(271,779)	$(4,534,350)

UBS U.S. Sustainable Equity Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	15,167	$549,525	63,314	$2,386,113
Shares repurchased	(77,263)	(2,124,521)	(156,987)	(5,454,080)
Dividends reinvested	14,016	544,385	23,075	899,481
Net increase (decrease)	(48,080)	$(1,030,611)	(70,598)	$(2,168,486)

UBS Municipal Bond Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	93,589	$1,003,271	3,484,559	$37,321,400
Shares repurchased	(164,173)	(1,760,867)	(2,199,640)	(23,502,061)
Dividends reinvested	16,166	172,512	126,210	1,346,144
Net increase (decrease)	(54,418)	$(585,084)	1,411,129	$15,165,483

UBS Sustainable Development Bank Bond Fund

	Class P
	Shares	Amount
Shares sold	3,366,710	$36,308,770
Shares repurchased	(2,460,300)	(26,819,184)
Dividends reinvested	57,868	621,222
Net increase (decrease)	964,278	$10,110,808

UBS Total Return Bond Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	10,522	$159,769	18,212	$283,305
Shares repurchased	(2,026)	(31,558)	(280,696)	(4,297,361)
Dividends reinvested	693	10,611	50,157	767,787
Net increase (decrease)	9,189	$138,822	(212,327)	$(3,246,269)

The UBS Funds

Notes to financial statements

For the period ended June 30, 2019, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,153	$125,896	29	$172	404,851	$2,607,995
Shares repurchased	(1,934,583)	(12,135,248)	(174,078)	(1,023,720)	(2,172,989)	(14,016,356)
Shares converted	1,721,672	10,812,100	(1,867,375)	(10,812,100)	—	—
Dividends reinvested	43,541	263,858	—	—	47,271	293,081
Net increase (decrease)	(149,217)	$(933,394)	(2,041,424)	$(11,835,648)	(1,720,867)	$(11,115,280)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	108,452	$1,292,971	368	$4,343	419,109	$5,147,368
Shares repurchased	(3,249,998)	(38,813,492)	(324,397)	(3,850,001)	(1,112,447)	(13,658,504)
Shares converted	6,588,259	77,543,804	(6,778,305)	(77,543,804)	—	—
Net increase (decrease)	3,446,713	$40,023,283	(7,102,334)	$(81,389,462)	(693,338)	$(8,511,136)

UBS Emerging Markets Equity Opportunity Fund

	Class P*		Class P2
	Shares	Amount	Shares	Amount
Shares sold	4,221,277	$38,256,377	15,065,841	$133,027,860
Shares repurchased	(76,070)	(681,755)	(5,035,235)	(42,791,700)
Dividends reinvested	—	—	14,186	113,629
Net increase (decrease)	4,145,207	$37,574,622	10,044,792	$90,349,789

*  Commenced of operations on February 1, 2019.

UBS Engage For Impact Fund*

	Class P
	Shares	Amount
Shares sold	2,176,480	$22,129,964
Shares repurchased	(705,330)	(7,202,590)
Dividends reinvested	694	6,441
Net increase (decrease)	1,471,844	$14,933,815

*  Commencement of operations on October 24, 2018.

The UBS Funds

Notes to financial statements

UBS International Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	167,229	$1,624,563	68	$677	11,068,863	$106,561,200
Shares repurchased	(269,997)	(2,566,549)	(25,910)	(263,350)	(3,084,176)	(29,318,977)
Shares converted	272,608	2,633,394	(280,447)	(2,633,394)	—	—
Dividends reinvested	16,761	146,495	—	—	186,593	1,632,689
Net increase (decrease)	186,601	$1,837,903	(306,289)	$(2,896,067)	8,171,280	$78,874,912

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	186,595	$3,578,194	64	$1,074	1,267,640	$27,981,446
Shares repurchased	(407,588)	(7,967,661)	(41,635)	(737,695)	(1,228,062)	(23,232,951)
Shares converted	141,492	2,835,493	(179,348)	(2,835,493)	—	—
Dividends reinvested	141,687	2,146,557	—	—	498,552	8,450,452
Net increase (decrease)	62,186	$592,583	(220,919)	$(3,572,114)	538,130	$13,198,947

UBS U.S. Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15,808	$551,173	339	$11,498	59,731	$2,010,967
Shares repurchased	(43,383)	(1,482,939)	(4,908)	(166,563)	(65,994)	(2,273,065)
Shares converted	45,803	1,535,325	(48,129)	(1,535,325)	—	—
Dividends reinvested	3,335	98,945	—	—	6,157	183,215
Net increase (decrease)	21,563	$702,504	(52,698)	$(1,690,390)	(106)	$(78,883)

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	136,575	$1,376,134	—	$—	2,448,797	$24,987,560
Shares repurchased	(317,027)	(3,229,687)	(42,023)	(423,297)	(4,816,504)	(48,768,179)
Shares converted	438,383	4,361,912	(439,266)	(4,361,912)	—	—
Dividends reinvested	17,389	177,830	1,430	14,361	139,978	1,427,353
Net increase (decrease)	275,320	$2,686,189	(479,859)	$(4,770,848)	(2,227,729)	$(22,353,266)

UBS Sustainable Development Bank Bond Fund*

	Class P
	Shares	Amount
Shares sold	3,528,985	$35,672,488
Shares repurchased	(1,172,191)	(11,831,843)
Dividends reinvested	29,494	303,684
Net increase (decrease)	2,386,288	$24,144,329

*  Commencement of operations on October 24, 2018.

The UBS Funds

Notes to financial statements

UBS Total Return Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,189	$288,872	—	$—	16,980	$243,930
Shares repurchased	(156)	(2,227)	—	—	(362,773)	(5,238,705)
Shares converted	4,382	62,527	(4,388)	(62,527)	—	—
Dividends reinvested	460	6,668	30	444	63,494	918,522
Net increase (decrease)	24,875	$355,840	(4,358)	$(62,083)	(282,299)	$(4,076,253)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2020 and June 30, 2019 were as follows:

	2020
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$—	$2,063,702	$—	$2,063,702
UBS Global Allocation Fund	—	7,143,270	10,424,363	17,567,633
UBS Emerging Markets Equity Opportunity Fund	—	8,643,917	—	8,643,917
UBS Engage For Impact Fund	—	567,242	—	567,242
UBS International Sustainable Equity Fund	—	2,946,538	—	2,946,538
UBS U.S. Small Cap Growth Fund	—	364,427	7,891,689	8,256,116
UBS U.S. Sustainable Equity Fund	—	1,319,824	207,718	1,527,542
UBS Municipal Bond Fund	2,008,906	2,076	—	2,010,982
UBS Sustainable Development Bank Bond Fund	—	824,383	—	824,383
UBS Total Return Bond Fund	—	1,002,242	—	1,002,242
	2019
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from long term realized capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$—	$616,241	$—	$616,241
UBS Global Allocation Fund	—	—	—	—
UBS Emerging Markets Equity Opportunity Fund	—	522,535	—	522,535
UBS Engage For Impact Fund	—	6,444	—	6,444
UBS International Sustainable Equity Fund	—	843,254	1,032,298	1,875,552
UBS U.S. Small Cap Growth Fund	—	3,772,850	7,387,637	11,160,487
UBS U.S. Sustainable Equity Fund	—	302,357	—	302,357
UBS Municipal Bond Fund	2,147,143	10,994	—	2,158,137
UBS Sustainable Development Bank Bond Fund	—	331,507	—	331,507
UBS Total Return Bond Fund	—	1,192,656	—	1,192,656

The UBS Funds

Notes to financial statements

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at June 30, 2020 were as follows:

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Dynamic Alpha Fund	$43,349,744	$558,545	$(13,025,713)	$(12,467,168)
UBS Global Allocation Fund	262,999,986	16,419,888	(7,521,159)	8,898,728
UBS Emerging Markets Equity Opportunity Fund	456,428,357	44,745,991	(19,659,328)	25,086,663
UBS Engage For Impact Fund	26,485,094	2,346,541	(2,297,645)	48,896
UBS International Sustainable Equity Fund	210,556,686	16,495,867	(14,120,867)	2,375,000
UBS U.S. Small Cap Growth Fund	99,495,439	28,371,786	(5,458,414)	22,913,372
UBS U.S. Sustainable Equity Fund	24,833,241	1,898,767	(1,319,130)	579,637
UBS Municipal Bond Fund	112,883,176	5,374,643	(18,758)	5,355,885
UBS Sustainable Development Bank Bond Fund	35,861,070	2,110,935	(175)	2,110,760
UBS Total Return Bond Fund	39,103,775	1,440,380	(777,322)	663,058

The difference between book and tax basis appreciation (depreciation) on investment is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives and mark-to-market of passive foreign investment companies.

At June 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
UBS Dynamic Alpha Fund	$—	$—	$—	$(32,471,350)	$(12,465,469)	$—	$(44,936,819)
UBS Global Allocation Fund	—	1,409,232	2,666,863	(245,304)	8,862,312	—	12,693,103
UBS Emerging Markets Equity Opportunity Fund	—	4,624,192	—	(12,454,148)	25,050,267	(22,709)	17,197,602
UBS Engage For Impact Fund	—	64,407	235,656	—	53,223	(31,836)	321,450
UBS International Sustainable Equity Fund	—	3,529,710	—	(8,595,504)	2,379,996	—	(2,685,798)
UBS U.S. Small Cap Growth Fund	—	504,305	9,865,752	—	22,913,372	—	33,283,429
UBS U.S. Sustainable Equity Fund	—	188,715	—	(70,560)	579,637	—	697,792
UBS Municipal Bond Fund	2,076	—	16,263	—	5,355,885	(30,723)	5,343,501
UBS Sustainable Development Bank Bond Fund	—	559,610	508,500	—	2,110,760	(20,014)	3,158,856
UBS Total Return Bond Fund	—	154,319	—	(2,127,945)	661,660	—	(1,311,966)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

The UBS Funds

Notes to financial statements

At June 30, 2020, the following Funds had net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Dynamic Alpha Fund	$18,442,082	$13,203,287	$31,645,369
UBS Emerging Markets Equity Opportunity Fund	12,454,148	—	12,454,148
UBS International Sustainable Equity Fund	6,111,171	2,484,333	8,595,504
UBS U.S. Sustainable Equity Fund	—	70,560	70,560
UBS Total Return Bond Fund	1,559,190	559,699	2,118,889

During the fiscal year ended June 30, 2020, the following Funds had capital loss carryforwards utilized:

Fund	Capital loss carryforwards utilized
UBS Total Return Bond Fund	$1,449,981
UBS Municipal Bond Fund	972,033

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the fiscal year ended June 30, 2020, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October capital loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS Dynamic Alpha Fund	$(825,980)	$—	$—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of June 30, 2020, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2020, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended June 30, 2020 or since inception in the case of UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Municipal Bond Fund, and UBS Sustainable Development Bank Bond Fund remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of The UBS Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The UBS Funds (the "Trust"), (comprising UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund and UBS Total Return Bond Fund (collectively referred to as the "Funds")), including the portfolios of investments, as of June 30, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising The UBS Funds at June 30, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising The UBS Funds	Statement of operations	Statement of changes in net assets	Financial highlights
UBS Dynamic Alpha Fund UBS Global Allocation Fund UBS International Sustainable Equity Fund UBS U.S. Small Cap Growth Fund UBS U.S. Sustainable Equity Fund UBS Municipal Bond Fund	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the five years in the period ended June 30, 2020
UBS Total Return Bond Fund	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the four years in the period ended June 30, 2020 and the nine months ended June 30, 2016
UBS Emerging Markets Equity Opportunity Fund	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the two years in the period ended June 30, 2020 and the period from June 4, 2018 (commencement of operations) through June 30, 2018
UBS Engage for Impact Fund UBS Sustainable Development Bank Bond Fund		For the year ended June 30, 2020For the year ended June 30, 2020 and the period from October 24, 2018 (commencement of operations) through June 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform,

The UBS Funds

Report of independent registered public accounting firm (concluded)

an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
August 28, 2020

The UBS Funds

Federal tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Fund	Dividends received deduction	Long-term capital gain	Foreign tax credit
UBS Global Allocation Fund	$—	$10,424,363	$—
UBS Emerging Markets Equity Opportunity Fund	—	—	839,027
UBS Engage For Impact Fund	56,864	—	27,067
UBS International Sustainable Equity Fund	—	—	347,680
UBS U.S. Small Cap Growth Fund	98,449	7,891,689	—
UBS U.S. Sustainable Equity Fund	320,090	207,718	—
UBS Total Return Bond Fund	180	—	—

Also, for the fiscal year ended June 30, 2020, the foreign source income for information reporting purposes for UBS Emerging Markets Equity Opportunity Fund was $9,575,367, for UBS Engage For Impact Fund was $180,015 and for UBS International Sustainable Equity Fund was $3,774,611.

For the taxable year ended June 30, 2020, the Funds designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Fund	Maximum amount considered qualified dividend income
UBS Global Allocation Fund	$328
UBS Emerging Markets Equity Opportunity Fund	5,611,650
UBS Engage For Impact Fund	320,893
UBS International Sustainable Equity Fund	2,837,873
UBS U.S. Small Cap Growth Fund	101,661
UBS U.S. Sustainable Equity Fund	364,433
UBS Total Return Bond Fund	180

Shareholders should not use the above information to prepare their tax returns. Since the Funds' fiscal year end is not the calendar year end, another notification will be sent with respect to calendar year 2020. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2021. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

The UBS Funds

General information (unaudited)

Quarterly portfolio schedule

The Funds filed its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, The UBS Funds (the "Trust") has adopted a liquidity risk management program (the "program") with respect to each of its series (each, a "Fund"). UBS Asset Management (Americas) Inc. ("UBS AM") has been designated by the Trust's Board to administer the program, and UBS AM has delegated the responsibility to carry out certain functions described in the program to an internal group which is comprised of representatives of various investment and non-investment areas of the firm. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining shareholders' interests in that Fund. The program is intended to provide a framework for the assessment, management and periodic review of each Fund's liquidity risks, taking into consideration, as applicable, the Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The provisions of the program shall be administered for each Fund in a manner that is appropriately tailored to reflect the Fund's particular liquidity risks. UBS AM's process of determining the degree of liquidity of a Fund's investments is supported by a third-party liquidity assessment vendor. In May 2020, UBS AM provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation (the "report"). The report covered the period from December 1, 2018 through May 1, 2020.

UBS AM's report concluded that the program was reasonably designed to assess and manage each Fund's liquidity risk, including during periods of market volatility and net redemptions. UBS AM reported that the program, including any applicable highly liquid investment minimum ("HLIM"), operated adequately and that the implementation of the program, including any applicable HLIM, was effective to manage each Fund's liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to a Fund's prospectus for more information regarding a Fund's exposure to liquidity risk and other risks to which an investment in a Fund may be subject.

The UBS Funds

Board approval of investment advisory agreements

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 4 and 5, 2020 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Total Return Bond Fund, UBS Municipal Bond Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, and UBS Sustainable Development Bank Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process on May 28, 2020 and June 4, 2020 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Independent Trustees also reviewed information provided in response to their request for additional information from the Advisor in connection with the Advisory Agreements. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged. As part of the Board's review of these factors, the Board received and considered information on the impact of COVID-19 on the Funds and the Funds' performance and operations.

Nature, extent, and quality of services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Asset Management (US) Inc. ("UBS AM (US)"), and sub-transfer agency services provided by UBS Financial

The UBS Funds

Board approval of investment advisory agreements (continued)

Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The Board noted management's continuing endeavors and expenditures to address areas of heightened concern in the mutual fund industry, such as liquidity risk management. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Broadridge Reports, the Board noted that for the one-year period ended February 29, 2020, the UBS International Sustainable Equity Fund, UBS Total Return Bond Fund, UBS Municipal Bond Fund, and UBS Sustainable Development Bank Bond Fund had appeared in the top performance quintile of their respective performance universe, and the UBS Global Allocation Fund, UBS U.S. Sustainable Equity Fund, and UBS Emerging Markets Equity Opportunity Fund had appeared in the second performance quintile of their respective performance universe. The Board also noted that the UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund, and UBS Engage For Impact Fund appeared in the third performance quintile of their respective performance universe for the one-year period ended February 29, 2020, with each such Fund's annualized total return below the median of its respective performance universe during such period.

At the Board's request, the Advisor further addressed the performance data for the UBS U.S. Small Cap Growth Fund, UBS Engage For Impact Fund, and UBS Dynamic Alpha Fund, each of which had Class P shares' performance ranking below the 50th percentile within its performance universe for the one-year period ended February 29, 2020.

In explaining the performance of the UBS U.S. Small Cap Growth Fund for the one-year period ended February 29, 2020, the Advisor explained that the sell-off in global equity markets due to COVID-19, along with security selection and sector allocation, detracted from the Fund's relative performance versus its performance universe. The Advisor reported that for the year-to-date period through April 30, 2020, the Fund ranked in the 40th percentile within its Lipper category and outperformed its benchmark by 377 basis points.

In discussing the performance of the UBS Engage For Impact Fund for the one-year period ended February 29, 2020, the Advisor explained that security selection and sector allocation detracted from the Fund's relative performance. The Advisor reported that for the year-to-date period through April 30, 2020, the Fund ranked in the 40th percentile within its Lipper category, although it underperformed its benchmark. The Board noted that the Fund had commenced operations on October 24, 2018 and therefore had less than two years of performance.

In next discussing the performance of the UBS Dynamic Alpha Fund for the one-year performance period ended February 29, 2020, the Advisor explained that the main driver of underperformance was the negative impact of the equity market correction in February 2020 due to COVID-19. The Advisor also explained that performance was negatively impacted by relative value trades as well as currency allocation decisions. The Board noted the quarterly progress reports that had been provided at each Board meeting, at the Board's request, during the past year and the Fund's improved performance over the one-year period ended February 29, 2020 as compared to the Fund's

The UBS Funds

Board approval of investment advisory agreements (continued)

longer term performance. The Advisor reported that the Fund performance had moderately improved for the year-to-date through April 30, 2020.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Fund fees and expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Broadridge Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund).

In examining the Broadridge Reports, and in reviewing comparative costs, it was noted that UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Municipal Bond Fund, and UBS Sustainable Development Bank Bond Fund had a contractual management fee rate lower than or equal to the Broadridge median of its respective expense group. The Board noted that UBS International Sustainable Equity Fund, UBS U.S. Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Total Return Bond Fund, and UBS Engage For Impact Fund had a contractual management fee rate higher than the Broadridge median in its respective Broadridge expense group. The Advisor noted, however, that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS International Sustainable Equity Fund and Emerging Markets Equity Opportunity Fund, was lower than the Broadridge median of the Fund's respective Broadridge expense group. With respect to the Emerging Markets Equity Opportunity Fund, the actual management fee rate was less than two basis points higher than its Broadridge group median. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund had total expenses that were equal to, or lower than, the Broadridge median in its respective Broadridge expense group, except for the UBS Dynamic Alpha Fund, UBS International Sustainable Equity Fund and UBS Total Return Bond Fund. After reviewing the fee and expense information, the Board asked the Advisor to further discuss the fees and expenses of the UBS Dynamic Alpha Fund, UBS International Sustainable Equity Fund and UBS Total Return Bond Fund.

The Advisor first addressed the UBS Dynamic Alpha Fund, which reported total expenses that were higher than the Broadridge peer group median. The Advisor explained that the Fund's total expenses were higher than the Fund's peers due to fixed costs over a small asset base, but noted that total expenses were only four basis points higher than the Broadridge median. The Advisor noted that both the Fund's contractual and actual management fees were competitive with its peers, appearing in the third and first quintile, respectively.

The Advisor and the Board next discussed the management fee and expenses of the UBS International Sustainable Equity Fund, which had contractual management fees, actual management fees and total expenses higher than the Broadridge peer group median. The Advisor noted that the Fund's assets increased by almost 40% year-over-year, thereby reducing the fee waivers and resulting in an increase in current actual management fees. The Advisor reminded the Board that the Fund was subject to an expense cap and that the Fund's total expenses were only 3.1 basis points above the expense group median and remained competitively priced among its peers.

The UBS Funds

Board approval of investment advisory agreements (continued)

The Advisor and the Board then considered the management fee and expenses of the UBS Total Return Bond Fund. The Advisor noted that while the Fund's contractual management fee was above the Broadridge peer group median, the Fund's actual management fee was zero due to the expense limitation agreement in place. The Advisor further noted that the Fund's Class P shares' actual management fee ranks in the 1st percentile within its expense peer group. The Advisor also reported that the Fund's Class P shares' actual total expenses were only 1.6 basis points above the expense group median.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its expense group.

Costs and profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for any changes in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS Group AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except the UBS Total Return Bond Fund and UBS Municipal Bond Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

The UBS Funds

Board approval of investment advisory agreements (concluded)

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the interests of the Fund and its shareholders.

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the trustee or officer and other directorships held by such trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 62 PFM Financial Advisors LLC 222 N. LaSalle Street Suite 910 Chicago, IL 60601	Trustee	Since 2004

Ms. Cepeda is a managing director at PFM Financial Advisors LLC (since 2016). Prior to joining PFM Financial Advisors LLC, from 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.

Ms. Cepeda is a trustee of three investment companies (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008).

Abbie J. Smith; 67 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of three investment companies (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and also a member of the audit committee (since 2017). Ms. Smith was also chair (until 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee of the Dimensional Funds complex (128 portfolios).

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued)

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Frank K. Reilly; 84 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982), and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidaries of Discover Financial Services, and Mr. Reilly is chairman of the audit committee for both banks.

The UBS Funds

Trustee and officer information (unaudited)

Officers

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 52	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. ("UBS AM—Americas region.") She is vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 42	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from 2008 through 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 62	Vice President and Assistant Secretary	Since 1999 and 2019, respectively

Mr. Kemper is a managing director (since 2006), Interim Head of Asia Pacific ("APAC") Legal (since March 2020) and Senior Legal Counsel (Since October 2019), prior to which he was Interim Head of Compliance and Operational Risk Control—Americas (since June 2019) and previously had been general counsel of UBS AM—Americas region (from 2004 until June 2019). He has been secretary of UBS AM—Americas region (since 2004) and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*; 52	Vice President, Treasurer and Principal Accounting Officer	Since 2006 (Vice President) and Since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun; 41	President	Since 2018

Mr. Lasun Is an executive director and head of fund development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees development and management for both wholesale and Institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as Investment advisor or manager.

William Lawlor**; 32	Vice President and Assistant Secretary	Since 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (concluded)

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Frank S. Pluchino*; 60	Chief Compliance Officer	Since 2018

Mr. Pluchino is an executive director with UBS Business Solutions US LLC and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 12 investment companies (consisting of 66 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders**; 54	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 35	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director and associate general counsel with UBS Business Solutions US LLC (since 2019) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region, Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller**; 59	Vice President and Secretary	Since 2004 (Vice President) and Since 2019 (Secretary)

Mr. Weller is an executive director (since 2017) and deputy general counsel with UBS Business Solutions US LLC (since 2019) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Each trustee holds office for an indefinite term. Officers of the Trust are appointed by the trustees and serve at the pleasure of the Board.

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds man- aged by UBS AM (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer serv- ice. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and proce- dural safeguards to protect Personal Information and to comply with applicable laws and regulations. The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes pro- visions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as oth- erwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S1197

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Adela Cepeda. Ms. Cepeda is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended June 30, 2020 and June 30, 2019, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $563,572 and $551,886, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended June 30, 2020 and June 30, 2019, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $26,046 and $26,046, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2019 and 2018 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended June 30, 2020 and June 30, 2019, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $113,288 and $61,487, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended June 30, 2020 and June 30, 2019, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)    To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to The UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and The UBS Funds, as well as with The UBS Funds' investment advisor or any control affiliate of the investment advisor that provides ongoing services to The UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)      To pre-approve all non-audit services to be provided to The UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of The UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)      To pre-approve all non-audit services to be provided by The UBS Funds’ independent auditors to The UBS Funds’ investment advisor or to any entity, that controls, is controlled by or is under common control with The UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to The UBS Funds when, without such pre-approval by the Committee, the auditors would not be independent of The UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)      To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)      To consider whether the non-audit services provided by The UBS Funds’ independent auditor to The UBS Funds investment advisor or any advisor affiliate that provides on-going services to The UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

Pursuant to Section (d), the Committee has delegated its responsibility to pre-approve the audit and permissible non-audit services required by paragraphs (a), (b) and (c) of Section 4, not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be subject to subsequent Committee review or oversight, including being reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with U.S. Securities and Exchange Commission rules on auditor independence.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2020 and June 30, 2019 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2020 and June 30, 2019 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2020 and June 30, 2019 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2020 and June 30, 2019 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2020 and June 30, 2019 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2020 and June 30, 2019 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended June 30, 2020, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended June 30, 2020 and June 30, 2019, the aggregate fees billed by E&Y of $391,074 and $284,773, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services (or provided during the relevant fiscal period) to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2020	2019
Covered Services	$139,334	$87,533
Non-Covered Services	$251,740	$197,240

(h)  The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith A. Weller, the Secretary of The UBS Funds at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)  (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)  (4) Change in the registrant's independent public accountant – Not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 8, 2020

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2020